As filed with the Securities and Exchange Commission on April 29, 2022

Registration Nos.     333-239746

811-21742

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933  ☒

Pre-Effective Amendment No.        ☐

Post-Effective Amendment No. 2   ☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940  ☒

Amendment No. 37  ☒

FIRST INVESTORS LIFE SEPARATE ACCOUNT E

(Exact Name of Registrant)

NASSAU LIFE INSURANCE COMPANY

(Name of Depositor)

One American Row, Hartford, Connecticut 06103

(Address of Depositor’s Principal Executive Offices) (Zip Code)

860-403-5000

(Depositor’s Telephone Number, including Area Code)

The Corporation Trust Company (CT Corp)

1209 N Orange Street

Wilmington, Delaware 19801

(Name and Address of Agent for Service)

Copies of all communications to:

Kostas Cheliotis	Dodie C. Kent, Esq.
Vice President, General Counsel, Secretary	Partner
Nassau Life Insurance Company	Eversheds Sutherland (US) LLP
One American Row	1114 Avenue of the Americas, 40th Floor
P. O. Box 5056, Hartford, CT 06102	New York, New York 10036

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)

☒	on May 1, 2022 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1) of Rule 485 under the Securities Act.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

SPVL A Modified Single Premium Variable Life Insurance Policy

Administrative Office

Regular Mail: P.O. Box 22012, Albany, New York 12201

Overnight Mail: 15 Tech Valley Drive, Suite 201,

East Greenbush, New York 12061 Phone Number:

1-800-832-7783 (9:00 A.M. and 5:00 P.M.,

Eastern Time)

Fax: 1-321-400-6316

Website: www.nfg.com

Offered by Nassau Life Insurance Company Through First Investors Life Separate Account E

This prospectus describes an individual Modified Single Premium Variable Life Insurance Policy (the “Policy”) that is offered by Nassau Life Insurance Company (“NNY,” “We,” “Us” or “Our”) through First Investors Life Separate Account E (“Separate Account E” or “Separate Account”). We also refer to this Policy as “SPVL”; “You” and “Your” refer to a prospective or existing owner of a Policy.

In the Commonwealth of Massachusetts only, the Policy described in the prospectus is named the “Limited Flexible Premium Variable Life Insurance Policy.” Therefore, for offerees who reside in the Commonwealth of Massachusetts, all references in the prospectus to “Single Premium Variable Life Insurance Policy,” “SPVL” and “Modified Single Premium Variable Life Insurance Policy” are changed to “Limited Flexible Premium Variable Life Insurance Policy.” In the state of Nebraska only, the Policy described in the prospectus is named the “Flexible Premium Variable Life Insurance Policy.” Therefore, for offerees who reside in the state of Nebraska, all references in the prospectus to the “Single Premium Variable Life Insurance Policy,” “SPVL” and “Modified Single Premium Variable Life Insurance Policy” are changed to “Flexible Premium Variable Life Insurance Policy”.

The Policy is no longer available for new sales. Existing Policyowners may continue to make additional premium payments.

Please read this prospectus and keep it for future reference. It contains important information, including all material benefits, features, rights and obligations under a Policy that You should know before buying or taking action under a Policy. The premiums under this Policy may be invested in Subaccounts of Separate Account E that invest, at net asset value, in shares of a series in the designated funds described in Appendix A: Funds Available Under the Policy. Throughout this prospectus, We refer to these underlying mutual funds as “Funds.” Premiums may also be invested in Our Fixed Account.

Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed judgment on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

NNY does not guarantee the performance of Subaccounts of Separate Account E. The Policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, or federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. The Policy involves investment risk, including possible loss of principal amount invested.

The Policy may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. NNY does not authorize any information or representations regarding the offering described in this prospectus other than as contained in this prospectus or any supplement thereto or in any supplemental sales material authorized by NNY.

The date of this prospectus is May 1, 2022.

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IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

FEES AND EXPENSES	LOCATION IN PROSPECTUS
Charges for Early Withdrawals

For up to nine years following the date of each premium payment, a surrender charge may apply if You partially or fully surrender the Policy, allow the Policy to lapse, or reduce the Policy Face Amount. The maximum surrender charge that You can pay while You own the Policy is equal to 9.5% of premium surrendered if Your Policy was issued before October 1, 2008 or 9.0% of premium surrendered if Your Policy was issued on or after October 1, 2008.

For example, if You paid $100,000 in premium payments, the maximum full surrender charge would be $9,500 for a policy issued before October 1, 2008 or $9,000 for a Policy issued on or after October 1, 2008.

Fee Tables Fees, Charges and Expenses
Transaction Charges

In addition to the surrender charge, You also may be charged for other transactions. Specifically:

•  There is a $25 charge for each partial surrender.

•  A transfer fee of up to $10 is applied on the 5th or 6th transfer in a Policy Year.

•  We reserve the right to impose a charge for use of the Systematic Transfer Option or the Automatic Subaccount Reallocation Option. Currently, We are not imposing a charge for those services.

Fee Tables Fees, Charges and Expenses
Ongoing Fees and Expenses (annual charges)

In addition to surrender charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses. Those ongoing fees and expenses include a cost of insurance charge, a Separate Account charge and loan interest (if You take a Policy loan). Such fees and expenses may be set based on characteristics of the insured (e.g., age, sex, and rating classification). You should view the Policy specifications page of Your Policy for the rates applicable to Your Policy.

Fee Tables Fees, Charges and Expenses Appendix A: Funds Available Under the Policy

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FEES AND EXPENSES				LOCATION IN PROSPECTUS
You will also bear expenses associated with the Funds under the Policy, as shown in the following table

	Annual Fee	MIN.	MAX.
	Investment options (Fund fees and expenses)*	0.20%	0.96%
* As a percentage of Fund assets. The fees of the Funds are as of 12/31/21, and such fees can vary over time

RISKS				LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the Policy.			Principal Risks of Investing in the Policy
Not a Short-Term Investment

•   A Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

•   We may apply a surrender charge with respect to any surrender You make from the Policy.

•   A surrender may also reduce Your Policy’s Face Amount and may have adverse tax consequences.

•   You can avoid surrender charges and such possible adverse tax consequences by holding Your Policy for the long-term and minimizing surrenders.

•   Tax deferral is more beneficial to investors with a long time horizon.

Principal Risks of Investing in the Policy Fees, Charges and Expenses
Risks Associated with Investment Options

•   An investment in this Policy is subject to the risk of poor investment performance of the Funds You choose, which performance can vary among the Funds.

•   Each Fund (as well as the Fixed Account) has its own unique risks. With the Fixed Account, for example, Your Policy value is held as part of Our general account assets, which exposes You to the risk of Our solvency.

•   You should review the prospectuses for the Funds before making an investment decision.

Principal Risks of Investing in the Policy The Fixed Account Appendix A: Funds Available Under the Policy

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RISKS		LOCATION IN PROSPECTUS
Insurance Company Risks	An investment in the Policy is subject to the risks related to NNY, including that any obligations (including under the Fixed Account), guarantees, or benefits are subject to the claims-paying ability of NNY. More information about NNY, including its financial strength ratings, is available upon request by calling toll-free at 1-800-541-0171 and also is available at www.nfg.com.	Principal Risks of Investing in the Policy Nassau Life Insurance Company
Contract Lapse	Your Policy can lapse only if You have an outstanding Policy loan. If Your Policy has an outstanding Policy loan and the Monthly Deduction exceeds the net Surrender Value, Your Policy may lapse, or end. If Your Policy lapses, it may not be reinstated. Withdrawals, loans (and associated loan interest), fees and charges, and poor investment performance can negatively affect net Surrender Value, and increase the risk of Policy lapse. If the Policy lapses, the death benefit will not be paid and You may incur surrender charges.	Principal Risks of Investing in the Policy Default Reinstatement
RESTRICTIONS		LOCATION IN PROSPECTUS
Investments

•   NNY reserves the right to remove or substitute Funds available under the Contract.

•   There is a limit of six transfers between two or more Subaccounts in any 12-month period.

•   Only one transfer either to or from the Fixed Account is allowed in any 12-month period, and transfers from the Fixed Account are subject to significant restrictions.

•   You may not allocate more than 50% of Your net premiums to the Fixed Account.

•   We reserve the right to limit transfers if frequent or large transfers occur.

The Fixed Account. The Subaccounts Allocation of Premiums to the Investment Options
TAXES		LOCATION IN PROSPECTUS
Tax Implications	• You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.	Federal Tax Information

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TAXES		LOCATION IN PROSPECTUS

•   If You purchase the Policy through a qualified retirement plan or an individual retirement account, You do not receive any additional tax deferral.

•   The Policy is generally a Modified Endowment Contract for federal income tax purposes, and, as a result, partial surrenders, a full surrender and Policy loans are subject to federal income tax on an income-first basis to the extent Your Accumulation Value exceeds Your basis in a Policy

•   Any gain on Your Policy is taxed at ordinary income tax rates when withdrawn, and You may have to pay a penalty tax if You take a withdrawal before age 59 1⁄2.

CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS
Investment Professional Compensation

Currently, We do not make new sales of the Policy, and thus the compensation practices described here relate primarily to compensation with respect to prior sales.

Your registered representative may have received compensation for selling the Policy to You. We generally pay compensation as a percentage of premium payments invested in the Policy (“commissions”). NNY may also pay for sales and distribution expenses out of any payments We or the principal underwriter of the Policies may receive from the Funds for providing administrative, marketing and other support and services to the Funds. To the extent permitted by FINRA rules and other applicable laws and regulations, the principal underwriter may pay or allow other promotional incentives or payments in the form of cash or other compensation.

The presence of these forms of compensation can influence a registered representative to recommend the Policy over another investment.

Distribution of the Policy
Exchanges	As a general matter, some investment professionals could have a financial incentive to offer You this Policy in place of another policy You currently own. Similarly, some investment professionals may have a financial incentive to offer You a new policy to replace this Policy. You should only exchange a policy if You determine, after comparing the features, fees, and risks of both policies, that it is better for You to purchase the new policy rather than continue to own Your existing policy. Currently, We do not offer this Policy for new sales, and thus would not offer this Policy in connection with such a replacement transaction.	Distribution of the Policy

OVERVIEW OF THE POLICY

The Policy is a variable life insurance policy that is designed to provide You with permanent insurance protection. You pay a single premium that is based on the minimum death benefit You want (the “Face Amount”) and the underwriting classification of the person whose life You are insuring (the “Insured”). Variable life insurance is designed to help meet long-term insurance and investment needs. It is not suitable as a vehicle for

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short-term savings. Because the Policy is designed for investors who intend to accumulate funds for long-term financial planning purposes, the Policy is best suited for those with a long investment horizon. Although You have the ability to make partial surrenders and/or fully surrender the Policy at any time while the Insured is living, the Policy should not be viewed as a highly liquid investment. In that regard, surrenders taken in the near term can result in You being assessed a surrender charge, which can be a significant amount. Failure to hold the Policy for the long-term also would mean that You lose the opportunity for the performance of Your chosen investment options to grow on a tax-deferred basis. Thus, the Policy’s features are appropriate for an investor who does not have significant liquidity needs with respect to money dedicated to the Policy and has a long investment horizon. The Policy is not intended for those who intend to engage in frequent trading among the Subaccounts within the Separate Account.

Premiums

The Policy is a single premium life insurance policy, meaning that you are only required to make a single premium payment, which you made when you purchased the Policy. However,the Policy allows You to pay one additional premium each year subject to certain limitations. This allows You to increase Your life insurance protection as Your circumstances change.

Your Policy can lapse only if You have an outstanding Policy loan. If Your Policy has an outstanding Policy loan, and the insurance charges that We deduct each month (the “Monthly Deduction”) exceeds the net Surrender Value of your Policy, your Policy may lapse. The “net Surrender Value” is the accumulated value of your Policy (or “Accumulation Value”) less any applicable surrender charge and the amount of any outstanding Policy loan balance and accrued interest. You may need to make additional payments under the Policy to prevent a lapse. Failure to make such payments may result in lapse

Death Benefit

The Policy is, first and foremost, a life insurance policy and is designed to provide You with permanent life insurance protection. Policies issued before 10/1/2008 remain in force to maturity at age 100 of the Insured, unless You choose to surrender Your Policy or it lapses. Policies issued on and after 10/1/2008 remain in force to maturity at age 121 of the Insured, unless You choose to surrender Your Policy or it lapses

Upon the death of the Insured, the Policy’s death benefit will be paid to Your named beneficiary. The amount of the death benefit may increase or decrease from the initial Face Amount that is set forth in Your Policy. Any such increases or decreases are based on a number of factors, including the investment experience of the Subaccounts You select and the credited interest in the Fixed Account if chosen. However, We guarantee that the death benefit will never to be less than the Policy’s Guaranteed Minimum Death Benefit (see “Guaranteed Minimum Death Benefit”), reduced by any outstanding Policy loans and accrued loan interest.

Investment Options

The Subaccounts invest in corresponding underlying Funds. Each Fund is a professionally managed mutual fund with its own investment objectives, strategies and risks. The Fixed Account, which is part of Our General Account, bears interest at a fixed guaranteed minimum interest rate, plus any additional interest that, in Our sole discretion, We may declare. Your Accumulation Value and Variable Death Benefit (see “Variable Death Benefit”) will fluctuate based on a number of factors including the performance of the Subaccounts You select and the proportion of Your Accumulation Value which You allocate to the Fixed Account.

You may change Your allocation of future premiums (if any) subject to certain limitations. You may change the allocation of Accumulation Value among the Subaccounts, or among the Subaccounts and the Fixed Account, through transfers of Accumulation Value, or Automated Subaccount Reallocations, or Systematic Transfers.

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Changes to the allocations of Accumulation Values are subject to certain conditions and restrictions described elsewhere in this prospectus.

Additional information about each Fund offered within the separate account is provided in Appendix A to this prospectus, entitled “Funds Available Under the Policy.”

Loans and Surrenders

You may borrow up to 75% of the Policy’s Surrender Value during the first three Policy Years and up to 90% of the Surrender Value thereafter, if You assign Your Policy to Us as sole security. The “Surrender Value” is the Accumulation Value, less any then-applicable surrender charge. Because this Policy is generally a Modified Endowment Contract (“MEC”) under the tax code, Policy loans can have tax consequences. Therefore, You should consult a tax adviser before taking a loan.

You may also fully surrender the Policy at any time while the Insured is living. The amount payable will be the Surrender Value. A surrender is a taxable event. You may surrender a portion of the Policy’s Cash Value provided You meet Our requirements. Partial surrenders may have adverse tax consequences and will reduce the guaranteed minimum death benefit and the death benefit.

There are tax consequences associated with loans, surrenders, and partial surrenders.

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FEE TABLES

The following tables describe the fees and expenses that You will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to Your Policy specifications page for information about the specific fees You will pay each year based on the options You have elected.

The first table describes the fees and expenses that You will pay at the time that You buy the Policy, surrender or make withdrawals from the Policy, or transfer cash value between the investment options.

Transaction Fees for Policies Issued Before October 1, 2008

Charge	When Charge Is Deducted	Amount Deducted
Maximum Surrender Charge (Load)(1)	Upon full or partial surrender in excess of the Preferred Surrender Amount	9.5% (as a percentage of premiums surrendered)
Other Surrender Fees	On each Partial Surrender	$25.00
Transfer Fees	On transfers in excess of 4 per Policy year, excluding transfers made under the Systematic Transfer Option or the Automated Subaccount Reallocation Option(3)	$10.00

Transaction Fees for Policies Issued On or After October 1, 2008

Charge	When Charge Is Deducted	Amount Deducted
Maximum Surrender Charge (Load)(2)	Upon total surrender or upon partial surrender in excess of the Preferred Surrender Amount	9.0% (as a percentage of premiums surrendered)
Other Surrender Fees	On each Partial Surrender	$25.00
Transfer Fees	On transfers in excess of 4 per Policy year, excluding transfers made under the Systematic Transfer Option or the Automated Subaccount Reallocation Option(3)	$10.00

(1)

The 9.5% Surrender Charge is the maximum deducted as a percentage of premiums surrendered for Insured Ages 0-49. The surrender charge declines based upon the number of years the corresponding premium has been invested and the age of the Insured on the date of the Premium Payment. A new schedule of Surrender Charges is associated with each additional premium.

(2)

The 9.0% Surrender Charge is the maximum deducted as a percentage of premiums surrendered for Insured Ages 0-20. The surrender charge declines based upon the number of years the corresponding premium has been invested and the age of the Insured on the date of the Premium Payment. A new schedule of Surrender Charges is associated with each additional premium.

(3)	Although We do not currently charge a fee in connection with these systematic and automatic options, We reserve the right to do so in the future not to exceed $10.

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The next table describes the fees and expenses that You will pay periodically during the time that You own the Policy, not including underlying Fund fees and expenses.

Periodic Charges Other Than Annual Fund Expenses for Policies Issued Before October 1, 2008

Charge	When Charge is Deducted	Maximum Amount We Can Deduct
Base Contract Charges
Cost of Insurance(1)	Monthly	Minimum: $0.00 per $1,000 on the net amount at risk (NAR)(4). Maximum: $83.333 per $1,000 on the NAR. Representative Insured:(2) $0.685 per $1,000 on the NAR.
Separate Account Charge	Monthly	Effective annual rate of 1.75% of Your Subaccounts’ Accumulation Value.
Net Policy Loan Interest	Policy Anniversary	Effective annual rate of 2% of the outstanding loan.(3)

Periodic Charges Other Than Annual Fund Expenses For Policies Issued On and After October 1, 2008

Charge	When Charge is Deducted	Maximum Amount We Can Deduct
Base Contract Charges
Cost of Insurance(1)	Monthly	Minimum: $0.000 per $1,000 on the net amount at risk (NAR).(4) Maximum: $83.333 per $1,000 on the NAR. Representative Insured:(2) $0.405 per $1,000 on the NAR.
Separate Account Charge	Monthly	Effective annual rate of 1.75% of Your Subaccounts’ Accumulation Value
Net Policy Loan Interest	Policy Anniversary	Effective annual rate of 2% of the outstanding loan.(3)

(1)

Cost of insurance charges will vary according to age, gender and risk classification, policy year, net amount at risk, and face amount. The cost of insurance charges shown in the table may not be typical of the charges You will pay. Your Policy’s specifications page will indicate the guaranteed cost of insurance applicable to Your Policy. More detailed information concerning Your cost of insurance is available upon request..

(2)

Our representative Insured is a male, age 55 at the time the Policy is issued, and is in Our standard non-tobacco underwriting class. The charge indicated is the rate We deduct for the first year cost of insurance charge.

(3)

The Policy loan interest rate is 6%. However, because We transfer from the Separate Account to the Loan Account in Our General Account an amount equal to the amount of the loan, while the loan is unpaid, We credit Your chosen Subaccount(s) and/or the Fixed Account interest at an effective annual rate of 4% for the amount maintained in the Loan Account. As a result, the net interest rate as a cost to You is 2% on any Policy loan.

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(4)

NAR or Net Amount at Risk means the Variable Death Benefit at the beginning of the Policy month divided by the monthly interest factor indicated in the Policy Schedule, less the Total Accumulation Value at the beginning of the Policy Month before deduction of the Cost of Insurance for the current Policy Month.

The next item shows the minimum and maximum total operating expenses charged by the underlying Funds that You may pay periodically during the time that You own the Policy. A complete list of underlying Funds available under the Policy, including their annual expenses, may be found at the back of this document.

Total Fund Expenses

	Minimum	Minimum
(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)[1]	0.20%	0.96%

[1]	Fund expenses are as of 12/31/21, and can vary over time. The fees in the table above do not reflect any expense reimbursement or fee waiver arrangements, which would reduce the fee amounts.

PRINCIPAL RISKS OF INVESTING IN THE POLICY

There are risks associated with investing in the Policy.

Investment Risk

You can lose money in a variable life insurance policy, including potential loss of Your original investment. The value of Your investment and any returns will depend on the performance of the underlying Funds You select. Each Fund may have its own unique risks.

Liquidity Risk

Variable life insurance is not a short-term investment vehicle. The surrender charge applies for a number of years, so that the Policy should be purchased only for the long-term. You therefore should carefully consider Your income and liquidity needs before purchasing a Policy. Thus, ownership of the Policy creates risk associated with holding an investment that is not completely liquid.

Constraints on Access to Your Cash Value

You can fully surrender Your Policy at any time, but a full surrender will terminate the Policy and all of its benefits. After the Policy has been in force for one year, You can take partial surrenders. The maximum partial surrender amount is the Policy’s unloaned Accumulation Value, but no more than the total Accumulation Value less $10,000. We reserve the right to limit the number of partial surrenders to three per Policy Year. Any Policy loan You take will incur interest and the amount taken as a loan will not participate in the investment performance of the variable investment options. Additionally, if You take a loan or partial surrender, there may be a decrease the Surrender Value and the Variable Death Benefit. The reduction would be in the same proportion as the partial surrender is to the Accumulation Value, and therefore the reduction could be greater than the amount surrendered.

Risk of Lapse

If Your Policy has an outstanding Policy loan, Your Policy will remain in force unless a Monthly Deduction exceeds the net Surrender Value. If the Monthly Deduction exceeds the net Surrender Value (“Default”), Your

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Policy may lapse, or end. In such case, to continue Your Policy in force, You will be required to pay the amount equal to the estimated amount needed to keep Your Policy in force for three months from the date of Default. If Your Policy lapses, it may not be reinstated. Withdrawals, fees and charges, loans (and associated loan interest) and poor investment performance can negatively affect net Surrender value, and increase the risk of Policy lapse.

Transfer Risk

Transfers in and out of the Fixed Account are limited to one transfer per year and transfers among the Subaccounts are limited to no more than six per year. Each transfer from the Fixed Account is limited to the greater of $1,000 or 25% of the Fixed Account Accumulation Value. Each transfer to the Fixed Account may not be more than the amount that would cause the ratio of the Fixed Account Accumulation Value to the Unloaned Accumulation Value to exceed 50%. Because of these restrictions on transfers, You should realize that Policy value You have allocated to the Fixed Account and the Subaccounts can be required to be kept there for an extended period of time. We reserve the right to reject or restrict transfers if an underlying Fund or We determine the transfers reflect disruptive trading. Minimum transfer limits apply. Thus, ownership of the Policy involves certain restrictions on Your ability to make transfers.

Insurance Company Insolvency

It is possible that We could experience financial difficulty in the future and even become insolvent, and therefore be unable to meet Our obligations under the Policy. In particular, Our experiencing financial difficulty could interfere with Our ability to fulfill Our obligations under the Fixed Account and with Our ability to pay the death benefit. In general, note that all guarantees under the Policy are supported by Our general account and thus depend on Our financial strength and claims-paying ability.

Tax Consequences

Surrenders are generally taxable to the extent of any earnings in the contract, and prior to age 59 1⁄2 a tax penalty may apply. In addition, even if the Policy is held for years before any surrender is made, surrenders are taxable as ordinary income rather than capital gains. Because this Policy is generally a MEC under the tax code, Policy loans can have tax consequences. Adverse tax consequences can arise when You take a loan or partial surrender—please see Federal Income Tax Considerations later in this prospectus.

Cybersecurity and Business Continuity Risks

Our variable product business is dependent upon the effective operation of Our computer systems and those of Our business partners, and so Our business may be vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such system failures and cyber-attacks affecting Us, the funds, intermediaries and other affiliated or third-party service providers may adversely affect Us and Your interest in the Policy. There may be an increased risk of cyberattacks during periods of geo-political or military conflict (such as Russia’s invasion of Ukraine and the resulting response by the United States and other countries).

We are also exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, geo-political disputes, military actions, malicious acts and terrorist acts, any of which could adversely affect Our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of Our employees or the employees of Our service providers to perform their job responsibilities.

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NASSAU LIFE, THE SEPARATE ACCOUNT, THE FIXED ACCOUNT AND THE SUBACCOUNTS

Nassau Life Insurance Company

NNY, with its home office at One American Row, Hartford, Connecticut 06103, is a stock life insurance company organized under the laws of the State of New York. NNY is authorized to conduct life and annuity business in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. The statutory home office of NNY is located at 15 Tech Valley Drive, East Greenbush, New York 12061.

NNY is part of Nassau Financial Group L.P. (the “Nassau Group”). NNY has been operating as an insurance company since 1851. It was acquired by the Nassau Group in 2016. Other affiliates of NNY include 1851 Securities, Inc. (or hereafter “1851”), which is the principal underwriter for the Policies, and the Nassau Companies of New York, which provides administrative services for the Policies.

Prior to July 8, 2020, the issuer of the Policy was Foresters Life Insurance and Annuity Company (“FLIAC”). FLIAC was acquired by NNY on July 1, 2020. Following the acquisition, on July 8, 2020, FLIAC merged with and into NNY, with NNY as the surviving company (the “Merger”). Upon completion of the Merger, FLIAC’s corporate existence ceased by operation of law. As the surviving company, NNY assumed all the rights, duties and obligations of FLIAC, including those related to the Separate Account. The Separate Account became a separate account of NNY. NNY assumed legal ownership of the assets of the Separate Account and responsibility for the liabilities and obligations of all outstanding Policies. The Merger did not affect the terms of, or the rights and obligations under, the Policies other than to change the insurance company that provides Policy benefits from FLIAC to NNY. The Policies continue to be funded by the Separate Account. Policy values did not change as a result of the Merger. No additional charges were imposed and no deductions were made as a result of the Merger. The Merger did not have any tax consequences for Policyowners.

For information or service concerning a Policy, You may contact Us in writing at Our Administrative Office at P.O. Box 22012, Albany, New York 12201 (or 15 Tech Valley Drive, Suite 201, East Greenbush, New York 12061 for overnight mailings). You may also call Us at 1-800-832-7783 between the hours of 9:00 A.M. and 5:00 P.M., Eastern Time, or fax Us at 1-321-400-6316. You may also contact Us through Our website at www.nfg.com.

You should send any payments, notices, elections or requests (including requests for Fund prospectuses), as well as any other documentation that We require for any purpose in connection with Your Policy, to Our Administrative Office. No payment, notice, election, request or documentation will be treated as having been “received” by Us until We have actually received it, as well as any related forms and items that We require, all in complete and Good Order (i.e., in form and substance acceptable to Us) at Our Administrative Office. To meet Our requirements for processing transactions, We may require that You use Our forms. We will notify You and provide You with an address if We designate another office for receipt of information, payments and documents.

Separate Account E

We established Separate Account E on September 30, 2004 under the provisions of the New York Insurance Law. Separate Account E is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). We segregate the assets of Separate Account E from Our general account assets (the “General Account”). The assets of Separate Account E fall into two categories: (1) assets equal to Our Separate Account reserves and other liabilities under the Policies and (2) additional assets derived from fees or charges We have deducted under the Policies. We cannot use the assets in Our Separate Account to satisfy any of Our other obligations. However, the assets We derive from Our fees or charges do not support the Policies, and We expect to transfer these assets to Our General Account. Before making such a transfer, We will consider any possible adverse impact that the transfer may have on Separate Account E.

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All the income, gains and losses (realized or unrealized) resulting from assets allocated to Separate Account E are credited to or charged against Separate Account E without regard to Our other businesses. We are obligated to pay all amounts promised to Policyowners under the Policies, even if these amounts exceed the assets in Separate Account E. Assets allocated to Separate Account E support the benefits under the Policy. The assets are in turn invested by each Subaccount of Separate Account E into a corresponding Fund of the VIP Series or in the Goldman Sachs Government Money Market Fund at the net asset value. We own the shares of the underlying Funds, not You.

Each Subaccount reinvests any distributions it receives from a Fund by simultaneously purchasing additional shares of the distributing Fund at net asset value. Accordingly, We do not expect to pay out any such distributions to You.

The Fixed Account

The Fixed Account is not part of Separate Account E. It is part of Our General Account. The General Account consists of all assets owned by Us, other than those in Separate Account E or in any other legally segregated separate accounts. The assets of the General Account support Our insurance obligations and are subject to general liabilities from Our business operations and to claims by Our general creditors. The assets of the General Account can be invested as We choose, subject to certain legal requirements. We guarantee that any assets that You choose to allocate to the Fixed Account will earn interest at an effective annual rate of at least 3.00%. We may, but are not required to, declare interest in excess of this rate (“excess interest”). In the event that We declare excess interest, We are not required to guarantee that it will remain in effect for any specific period of time. Therefore, We may reduce or eliminate such excess interest at any time without prior notice to You. However, any excess interest already credited to Your account is non-forfeitable.

You do not share in any gains or losses that We experience in the Fixed Account or Our General Account. We bear the entire risk that the investments in Our General Account may not achieve the minimum guaranteed or declared rates of return. The Fixed Account is not registered under the Securities Act of 1933. Moreover, neither the Fixed Account nor the General Account are registered as investment companies under the 1940 Act. Disclosures regarding the Fixed Account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

The Subaccounts

Each of the Subaccounts available under the Policy invests in a corresponding underlying Fund. You are not investing directly in the underlying Funds. Each underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. The underlying Funds are not publicly traded and are offered only through the purchase of a Policy or another variable life policy or variable annuity contract issued by NNY or by other insurance companies or tax qualified plans. Although some of the Funds may have similar names, the same portfolio manager(s) and the same investment objectives as other publicly available mutual funds, they are separate and distinct from these mutual funds. The Funds will have different portfolio holdings and fees so their performances will vary from the other mutual funds. Accordingly, the performance of the underlying Fund is likely to be different from that of the retail mutual fund, and You should not compare the two.

The Funds are selected to provide a range of investment options from conservative to more aggressive investment strategies.

Each Subaccount of the Separate Account is subject to market fluctuations and the risks that come with the ownership of any security; and there can be no assurance that any investment option will achieve its stated investment objective.

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Information regarding each underlying Fund, including (i) its name (ii) its type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives (iii) its investment adviser and any sub-investment adviser (iv) current expenses and (v) performance is available in Appendix A to this prospectus. Each underlying Fund has issued a prospectus that contains more detailed information about the Fund. Electronic copies of those prospectuses can be found online at https://dfinview.com/Nassau-PHL/TAHD/NAS000023. You can also request paper copies of prospectuses at no cost by calling 1-800-832-7783 or by sending an email request to customer_contact_center@nfg.com.

THE POLICY

HOW THE POLICY WORKS

The Policy is described as “variable” because the amount of Your death benefit, Accumulation Value and loan value (the amount You can borrow) may increase or decrease depending on, among other things, the investment performance of the Subaccount(s) You select. You bear the entire investment risk with respect to the Policy’s Accumulation Value which is allocated to the Separate Account E Subaccounts. We bear the investment risk with respect to that portion of the Policy’s Accumulation Value which is allocated to the Fixed Account. The death benefit is never less than the Guaranteed Minimum Death Benefit (adjusted for Policy loans and accrued loan interest). The discussion in this prospectus generally assumes that there have been no Policy loans. The death benefit and Accumulation Value, among other things, are affected if a Policy loan is made.

POLICY APPLICATION PROCESS

To purchase a Policy, You must submit a completed life insurance application to Us and provide Us with evidence of insurability that is satisfactory to Us. Before approving an application, We conduct “underwriting” to determine the designated Insured’s insurability and underwriting (insurance risk) classification. If Your application is approved, We will credit Your Policy with the initial premium and make the first Monthly Deduction on the date that the Policy is issued (the “Issue Date”). Until such time, Your initial premium is held, without earning interest, in Our General Account. If a Policy is not issued, We will return Your premium without interest. We reserve the right to reject any application or premium for any reason.

The Insured is covered under the Policy as of the Policy’s issue date. Conditional coverage may be available prior to the issuance of a Policy if all conditions set forth in the application are satisfied. The Policy requires an initial single premium. You have the option of making additional premium payments as described further below. If Your Policy does not have a Policy loan balance, it will stay in force until maturity at age 100 of the Insured for Policies issued before 10/1/2008 and at age 121 for Policies issued on and after 10/1/2008, unless You decide to surrender it. The portion of Your premiums that is allocated to the Subaccounts is used to purchase Accumulation Units of the Subaccounts.

We value Accumulation Units as of the regularly scheduled close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern Time) each day that the NYSE is open (“Business Day”).

PREMIUMS

Your Initial Premium

The initial premium You pay is determined by the initial Face Amount of insurance and the Insured’s age, sex and underwriting classification. There is a $5,000 minimum initial premium requirement for issue ages 0-14 and a $10,000 minimum initial premium requirement for issue ages 15 and above.

We allocate assets to Our General Account to accumulate as a reserve for the contingency that the Insured will die when the Guaranteed Minimum Death Benefit exceeds the death benefit payable without such guarantee. In setting premium and cost of insurance rates, We take into consideration actuarial estimates of projected death and surrender benefit payments, lapses, expenses, investment returns, and an overall profit to Us from the Policies.

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Optional Additional Premiums

Once each Policy Year, You may make one additional premium payment. The maximum allowable attained age to make additional premium payments is 95. The minimum amount is $500 and the maximum is 10% of the initial premium payment. However, the additional Face Amount of insurance purchased by additional premium payment(s) (as discussed below) cannot cause the total Face Amount of the Policy to exceed the Cumulative Face Amount Limitation of two times the initial Face Amount of the Policy.

Each additional premium purchases additional Face Amount of insurance at rates based on the Insured’s attained age at the time of the premium payment, and the Insured’s sex and underwriting class. A new schedule of Surrender Charges is associated with each additional premium. We may request that You provide evidence of insurability satisfactory to Us and We may limit or reject any additional premium paid. We will determine if We require such evidence and send You notice with all documents and other requirements within 15 days of Our receiving the additional premium.

If You have a loan balance, We apply premium payments We receive from You first to repay any loan balance. We apply any excess after repayment of any loan balance as an additional premium. Amounts We receive under the Grace Period or Reinstatement provisions of the Policy will be applied in the manner described in those provisions. Any required amount applied as an additional premium payment in such cases will not be subject to the premium limitations or the Cumulative Face Amount Limitation or any other limitation concerning payment of additional premiums, but will be counted against those limitations with respect to any future premium payments.

ALLOCATION OF PREMIUMS TO INVESTMENT OPTIONS

When You purchase a Policy, You select the percentage allocation of Your premium to the Subaccounts of Separate Account E and the Fixed Account. Your allocations are subject to the following constraints:

1.	allocation percentages must be in whole numbers;

2.	allocation percentages must add to 100%; and

3.	the allocation percentage for the Fixed Account may not exceed 50%.

Subsequent premiums will be allocated according to Your allocation instructions on file, unless You request a change in Your allocation instructions. A change in the allocation percentages for future additional premiums will affect reallocations occurring under the Automated Subaccount Reallocation Option. See the description under “Automated Subaccount Reallocation Option” for additional information.

The initial premium is credited to Your Policy on the Policy’s issue date. Subsequent additional premiums (if any) that You allocate to a Subaccount are credited to Your Policy based on the Subaccount’s Unit Value that is computed as of the end of the later of the Business Day on which We receive the payment or the Business Day that We receive any satisfactory evidence of insurability which We may require. If We receive the later of these after the end of a Business Day, the Unit Value computed as of the end of the next Business Day will be used.

Reallocating Among Investment Options

Subject to the restrictions discussed below, You may change the allocation of Your Accumulation Value among the Subaccounts, or among the Subaccounts and the Fixed Account, through a Transfer of Accumulation Value by written notice, by telephone, or through participation in Our Systematic Transfer Option or participation in Our Automated Subaccount Reallocation Option.

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Only the Automated Subaccount Reallocation Option or the Systematic Transfer Option, but not both, may be in effect at the same time.

Transfer of Accumulation Value

You may transfer the Accumulation Value between any two or more of the Subaccounts, or between one or more Subaccounts and the Fixed Account by providing Us with written notice of Your request or by calling (800) 832-7783. There is a limit of six transfers between two or more Subaccounts in any 12-month period. Only one transfer either to or from the Fixed Account is allowed in any 12-month period.

The minimum transfer amount You may request is $100. Each transfer from the Fixed Account is limited to the greater of $1,000 or 25% of the Fixed Account Accumulation Value. Each transfer to the Fixed Account may not be more than the amount that would cause the ratio of the Fixed Account Accumulation Value to the Unloaned Accumulation Value to exceed 50%. The “Unloaned Accumulation Value” is the Policy’s total Accumulation Value, excluding any amount that is being held in the Policy’s Loan Account as a result of any loans You have taken from the Policy.

We charge a $10 fee for transfers in excess of four per Policy Year including those involving the Fixed Account (see “Fees, Charges and Expenses”). The transfer fee, if applicable, is deducted from the Subaccounts and/or the Fixed Account in addition to and proportional with the amount transferred from each account, except that in the case of a 100% transfer from any account, the charge is deducted from the amount otherwise transferable.

A transfer of Accumulation Value made while the Automated Subaccount Reallocation Option is in effect automatically terminates the Automated Subaccount Reallocation Option. Requests for transfers are processed as of the Business Day We receive them. We may defer transfers under the conditions described under the section entitled “Payment and Deferment”.

Telephone Transfer Option

You may make transfers of the Accumulation Value among the Subaccounts as described above by telephone by calling (800) 832-7783. You will be required to provide certain information for identification purposes when requesting a transaction by telephone and We may record Your telephone call. We may also require written confirmation of Your request.

We will not be liable for losses resulting from telephone requests that We believe are genuine. We reserve the right to revoke or limit Your telephone transaction privileges at any time without revoking or limiting all owners’ telephone transaction privileges. Telephone privileges may be denied to market timers and frequent or disruptive traders.

We cannot guarantee that telephone transactions will always be available. For example, there may be interruptions in service beyond Our control, such as weather-related emergencies.

Systematic Transfer Option

You may request that a specified dollar amount of Accumulation Value be transferred from any one or more Subaccounts (the “originating account(s)”) to any one or more other Subaccounts (the “receiving account(s)”) at monthly or quarterly intervals, as selected. The first such systematic transfer occurs on the first Business Day of the Policy Month or Policy Quarter that next follows the date We receive Your request. Transfers under this option may not be designated either to or from the Fixed Account. The minimum amount that may be transferred either from or to any one account is $100. All transferred amounts must be specified in whole dollars.

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The Systematic Transfer Option will terminate as to an originating account if and when the Accumulation Value in that Account is depleted. Such termination as to one originating account will not have the effect of increasing any amounts thereafter transferred from other originating accounts under the Systematic Transfer Option. Currently, transfers made under this option are not subject to any fee and are not included in the yearly transfer count for purposes of determining whether a transfer fee applies. (See the section, “Transfer of Accumulation Value” above). However, We may impose a charge in the future for this option not to exceed $10. The systematic transfer option terminates if and when the Accumulation Value remaining in all of the originating accounts is depleted. We may terminate this option or modify Our rules governing this option at Our discretion by giving You 31 days written notice.

Automated Subaccount Reallocation Option

If You request, We will automatically reallocate the Subaccount Accumulation Values at quarterly intervals according to the most recent Premium Allocation on file with Us. The first such reallocation will occur on the first Business Day of the Policy Quarter that next follows the date on which We receive Your request. Upon reallocation, the amount of Accumulation Value allocated to each Subaccount is equal to (a) multiplied by (b), where:

(a) is equal to:

1. the allocation percentage You have specified for that Subaccount; divided by

2. the sum of the allocation percentages for all such Subaccounts; and,

(b) is equal to the sum of the Accumulation Values in all of the Subaccounts at the time of the reallocation.

Any requested changes in Your Premium Allocation percentages are reflected in the next quarterly reallocation following the change. The reallocation will only affect the allocation of Accumulation Values among the Subaccounts. It will not affect the Fixed Account Accumulation Value. Reallocation transfers of Accumulation Value made under this option are not subject to the minimum transfer amount described under “Transfer of Accumulation Value” in this section. Currently, transfers made under this option are not subject to any fee and are not included in the yearly transfer count for purposes of determining whether a transfer fee applies. However, We may impose a charge for this option in the future not to exceed $10.

A transfer of Accumulation Value made while this Automated Subaccount Reallocation Option is in effect automatically terminates the option. You may subsequently reelect this option by making a request in the manner described above. We may terminate this option or modify Our rules governing this option by giving You 31 days written notice.

What are Our Policies on Frequent Reallocations Among Subaccounts?

The Policy is designed for long-term investment purposes. It is not intended to provide a vehicle for frequent trading or market timing. We therefore limit reallocations to six transfers between two or more Subaccounts in any 12-month period, not including transfers pursuant to the Systematic and Automatic Transfer Options discussed above. We apply this limitation uniformly to all Policies.

We monitor Subaccount reallocations in an effort to prevent Policyowners from exceeding the annual limit on reallocations. We cannot guarantee that Our monitoring efforts will be effective in identifying or preventing all market timing or frequent trading activity in the Subaccounts.

We will only accept a transaction request that is in writing or made by telephone, and complies with Our requirements. We will not accept transaction requests by any other means, including, but not limited to, facsimile or e-mail. As described in the Fund prospectuses, the Funds have policies and procedures to detect, deter and

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prevent frequent trading, and to reject, without any prior notice, any purchase or exchange transaction if the Funds believe that the transaction is part of a market timing strategy.

In order to protect Policyowners and to comply with the underlying Funds’ policies, We have agreed to honor instructions from the Funds to restrict or prohibit further purchases or transfers of shares by any Policyowner that has been identified by the Funds as having violated its market timing policies. Accordingly, We may be required to reject any reallocation request, without any prior notice, that is determined by the Funds to be part of a market timing strategy.

What Are the Risks to Policyowners of Frequent Reallocations?

To the extent that Our policies are not successful in detecting and preventing frequent trading in the Subaccounts, frequent trading may: (a) interfere with the efficient management of the underlying Funds by, among other things, causing the underlying Funds to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; (c) harm the performance of the Funds, particularly for long-term shareholders who do not engage in frequent trading. These risks may in turn adversely affect Policyowners who invest in the Funds through Our Subaccounts.

In the case of the Subaccounts that invest indirectly in high yield bonds and stocks of small and mid-sized companies, the risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that these securities may trade infrequently and therefore their prices may be slow to react to information. This could cause dilution in the value of the shares held by other shareholders.

In the case of the Subaccounts that invest indirectly in foreign securities, the risks of frequent trading include the risk of time zone arbitrage. Time zone arbitrage occurs when shareholders attempt to take advantage of the fact that the valuation of foreign securities held by a Fund may not reflect information or events that have occurred after the close of the foreign markets on which such securities principally trade but before the close of the NYSE. This could cause dilution in the value of the shares held by other shareholders.

THE DEATH BENEFIT

The death benefit is the amount We pay to the named beneficiary upon the death of the Insured. The death benefit is the greater of the Guaranteed Minimum Death Benefit or the Variable Death Benefit, as described below. We reduce the death benefit to reflect any Policy loan and loan interest. Any partial surrenders also reduce the Guaranteed Minimum Death Benefit in the manner described below and (because they will also reduce the Accumulation Value used to compute the Variable Death Benefit) partial surrenders will reduce the Variable Death Benefit.

Generally, We pay the death benefit within seven days after We receive all claim requirements at Our Administrative Office. If no settlement option is elected, We pay interest on death benefit proceeds from the date of death until We pay the death benefit. The interest rate is guaranteed to be at least 2 1⁄2%, but may be increased. If the Policy’s death benefit exceeds $1,000, the proceeds can be applied to a settlement option. Prior to the Insured’s death, the Policyowner can elect the settlement option or change a previously elected settlement option. At the time of the Insured’s death, if the Policyowner did not make an election, the beneficiary may apply the proceeds to one of the settlement options. We must receive an election of or a change to a settlement option in writing at Our Administrative Office in a form acceptable to Us. The settlement options are described later in this prospectus.

Guaranteed Minimum Death Benefit

The Guaranteed Minimum Death Benefit on the issue date of Your Policy is equal to the initial premium. Thereafter, the Guaranteed Minimum Death Benefit is increased by the amount of any additional premium paid

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and is proportionally decreased by any partial surrender of Accumulation Value. The proportion by which the Guaranteed Minimum Death Benefit is decreased in that case is the same proportion as the amount of Accumulation Value surrendered bears to the total Accumulation Value prior to such surrender.

Should Your Policy lapse and be reinstated, the Guaranteed Minimum Death Benefit will be the same as on the date of Default, increased by any amounts applied as a required additional premium payment. See “Reinstatement” for additional information.

Variable Death Benefit

The Variable Death Benefit at any time is equal to the total Accumulation Value divided by the net single premium per dollar of insurance, as discussed further below. Because the Variable Death Benefit is based in part on the amount of a Policy’s Accumulation Value, a higher Accumulation Value at a given time will result in a higher Variable Death Benefit than would a lower Accumulation Value under the same Policy at the same time. Therefore, anything that increases Your Policy’s Accumulation Value (such as additional premiums that You pay or favorable returns from the investment options You select) will tend to increase the amount of the Variable Death Benefit. On the other hand, anything that decreases Your Policy’s Accumulation Value (such as partial surrender, poor performance in the investment options You select, or the charges and expenses to which Your Policy is subject) will tend to decrease the amount of the Variable Death Benefit.

The Policy contains a schedule of the net single premiums per dollar of insurance that will apply at each age that the Insured attains during the life of the Policy. (Although the Table in the Policy sets forth the net single premiums per dollar of insurance only at one-year intervals, “interpolated” numbers are used to reflect the actual time during the Policy Year when an Insured dies.) Also, the value shown in the illustration that You receive with Your Policy will, to the extent relevant, reflect the operation of the net single premium per dollar amount of insurance under Your Policy. If You wish further information, please contact Your representative.

The net single premium per dollar of insurance is the amount that would be required to purchase one dollar of paid-up whole life insurance, based on the Insured’s sex, attained age, and underwriting classification, based on the 1980 Commissioners Standard Ordinary Mortality (CSO) Table for the Insured’s sex and smoking status for Policies issued before 10/1/2008 and the 2001 CSO Table for Policies issued on and after 10/1/2008 for the Insured’s sex and smoking status, and assuming a 4% rate of interest.

A Policy with a lower net single premium per dollar of insurance will have a higher Variable Death Benefit than an otherwise comparable Policy that has a higher net single premium per dollar of insurance. The amount of the net single premium will generally be lower for a younger Insured than for an older Insured, lower for a female Insured than for a comparable male Insured, and lower for an Insured who does not use tobacco than for an Insured who does. If the Insured presents other special risks, net single premiums will reflect upward adjustments from the mortality table that otherwise would be applicable.

The net single premium per dollar of insurance increases over the period of time that a Policy is in force, as the Insured’s age increases. This means that each year that Your Policy is in force, the Variable Death Benefit will be smaller in relation to the Policy’s Accumulation Value than it was the year before. This will tend to offset any increases in the Variable Death Benefit that would otherwise result from any increase in Your Policy’s Accumulation Value over time and to accentuate any decreases in the Variable Death Benefit that would otherwise result from any decrease in Your Policy’s Accumulation Value over time.

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Other Benefits Available Under The Policy

In addition to the standard death benefit associated with Your Policy, other standard benefits may also be available to You. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations

Systematic Transfer Option	Automatically transfers a specified dollar amount of Subaccount Accumulation Value from any one or more Subaccounts to any one or more other Subaccounts	Standard	• Minimum transfer amount is $100 • Not available for the Fixed Account • Program transfers do not count toward annual transfer limit • Program may be discontinued or modified in the future

Automated Subaccount Reallocation Option	Automatically reallocates the Subaccount Accumulation Values at quarterly intervals according to the most recent Premium Payment allocation	Standard

•   Not available for the Fixed Account

•   A transfer request made while this option is in effect cancels enrollment

•   Program transfers do not count toward annual transfer limit

•   Program may be discontinued or modified in the future

Policy Loan	Loan feature allows You to take loans, using Policy value as collateral	Standard

•   We deduct the amount of any outstanding loans plus any accrued loan interest before We calculate the death benefit and net Surrender Value

•   Amounts taken as a Policy loan:

(a)   do not participate in the performance of the variable investment options;

(b)   may reduce the Policy value, net Surrender Value and death benefit;

(c)   may increase the risk of lapse; and

(d)   may have tax consequences.

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ACCUMULATION VALUE

Determining Your Accumulation Value

The Accumulation Value You have in Your Policy varies daily depending on, among other things, the investment experience of the Subaccounts You have selected and the proportion of Your Accumulation Value which You have allocated to the Fixed Account. The total Accumulation Value is equal to the sum of the Accumulation Values in each of the Subaccounts, the Fixed Account, and the Loan Account.

Fixed Account Accumulation Value

On the Issue Date, the Fixed Account Accumulation Value is equal to the portion of the initial premium, less the portion of the Monthly Deduction for the first Policy Month that is allocated to the Fixed Account. The Fixed Account Accumulation Value on succeeding Monthly Deduction Dates is equal to:

1.	The Fixed Account Accumulation Value on the previous Monthly Deduction Date; plus the sum of the following transactions that have occurred since the last Monthly Deduction Date;

2.	any additional premiums allocated to the Fixed Account;

3.	any transfers into the Fixed Account, including transfers due to the repayment of a loan;

4.	interest accrued on the Fixed Account Accumulation Value;

less	the sum of the following transactions that have occurred since the last Monthly Deduction Date;

1.	the portion of the Monthly Deduction for the current Policy month allocated to the Fixed Account;

2.	any transfers out of the Fixed Account, including transfers due to the making of a loan; and

3.	any partial surrenders allocated to the Fixed Account.

Loan Account Accumulation Value

If You have not taken any Policy loans, Your Loan Account value is zero. The Loan Account Accumulation Value is equal to the amount of Your loan(s) minus any loan repayments plus accrued interest. The balance in the Loan Account is credited with interest at an effective annual rate of 4%.

Subaccount Accumulation Value

The Accumulation Value in each Subaccount at any time is equal to the number of units a Policy has in the Subaccount, multiplied by the Subaccount’s Unit Value. Amounts You allocate to or transfer into a Subaccount are used to purchase units in the Subaccount. We redeem units when amounts are deducted, transferred, or surrendered from a Subaccount. These purchases and redemptions of units are referred to as “Policy Transactions”. These Policy Transactions include the portion of premium payments, full or partial surrenders, loans or loan repayments, and the Monthly Deduction, allocated to the Subaccounts. They also include transfers into or out of a Subaccount.

The number of units a Policy has in a Subaccount at any time is equal to the number of units purchased minus the number of units redeemed in the Subaccount up until that time. The number of units purchased or redeemed as a result of a Policy transaction is equal to the dollar amount of the Policy transaction divided by the Subaccount’s Unit Value on the date of the Policy transaction.

Unit Values are determined as of the end of each Business Day. The Unit Values that apply to a Policy transaction made on a Business Day are the Unit Values as of the end of that day. If We receive Your request or other documentation for a transaction after the end of a Business Day, it is processed based on the Unit Values as

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of the end of the next Business Day. The Unit Value of a Subaccount on any Business Day is equal to the Unit Value on the previous Business Day, multiplied by the net investment factor for that Business Day.

The net investment factor for a Subaccount on any Business Day is equal to (a) divided by (b), where:

(a)

is the net asset value per share of the Fund in which the Subaccount invests at the end of the Business Day, plus the per share amount of any dividend or capital gain distribution from the Fund since the previous Business Day, less the per share amount of any taxes deducted by Us; and

(b)

is the net asset value per share of the designated portfolio of the Fund on the previous Business Day. The net asset value of a Fund’s shares is the value reported to Us by the Fund’s investment advisor.

The Policy offers the possibility of increased Accumulation Value resulting from good investment performance. However, there is no assurance that any increase will occur. It is also possible, due to poor investment performance, for the Accumulation Value to decline. You bear all the investment risk for that portion of Your Accumulation Value allocated to the Subaccounts.

Deduction of Cost of Insurance Protection from Accumulation Value

Your Accumulation Value reflects a monthly charge for the cost of insurance protection. We issue variable life insurance policies to (1) persons with standard mortality risks and (2) persons with higher mortality risks, as Our underwriting rules permit.

We determine the current Cost of Insurance Charge by multiplying the Policy’s total Accumulation Value by a Cost of Insurance Rate, expressed as a percentage of Accumulation Value as of the date of the deduction. We may change the method for determining the charge, including one based on the Policy’s Net Amount at Risk, as discussed below. This could enable Us to deduct more cost of insurance charges than would Our current method. We allocate this charge to the Subaccounts and/or Fixed Account in the same proportion as the Accumulation Value in each of the Subaccounts and/or the Fixed Account bears to the sum of the Accumulation Values in the Subaccounts and/or Fixed Account respectively.

Regardless of what method We use for computing the charge, the Cost of Insurance Charge for any month will never exceed the guaranteed monthly maximum Cost of Insurance Rate multiplied by the Net Amount at Risk (as defined in the Policy) on the date of the deduction. The guaranteed monthly maximum Cost of Insurance rates are based on the 1980 CSO Table for the sex and smoking status of the Insured for Policies issued before 10/1/2008. The guaranteed monthly maximum Cost of Insurance rates are based on the 2001 CSO Table for the sex and smoking status of the Insured for Policies issued on and after 10/1/2008.

We currently charge monthly Cost of Insurance rates that are generally less than the Guaranteed Maximum Monthly Cost of Insurance rates. We may change Cost of Insurance rates based on expectations of future experience. If We make such a change, it will apply to all insureds who have the same age at issue, date of issue, sex and underwriting classification. We will review Our current cost of insurance rates for the Policies at least once every five years. We will also review such rates for outstanding Policies in any year in which rates are changed for new Policies on the same form.

We will not change the Cost of Insurance rates because of any change in the Insured’s health, occupation, or avocation. Each Policy contains a schedule of the Maximum Guaranteed Cost of Insurance rates. Also, the values shown in the illustration that You receive with Your Policy will reflect the operation of the cost of insurance rates under the Policy, both on a current charge basis and a guaranteed maximum charge basis. If You wish further information, please contact Your representative. We currently charge the same Cost of Insurance rate, in certain cases, across different ages and different underwriting classifications. We may charge different rates in the future for such ages and underwriting classifications.

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SURRENDERS

Total Surrenders

You can surrender the Policy for its net Surrender Value at any time while the Insured is living. The Policy’s net Surrender Value is its Accumulation Value, less the amount of any applicable Surrender Charge and less the amount of any outstanding Policy loan balance and accrued interest. If You request a total surrender, it will be effective on the Business Day that We receive both the Policy and a written request at Our Administrative Office. We calculate the amount of the Surrender Charge as explained in the “ Fees, Charges and Expenses” section of this prospectus.

The amount of any full or partial surrender in excess of the Preferred Surrender Amount is subject to the surrender charge percentage schedule. You may elect to receive Your Surrender Value:

1.	paid to You in one sum; or

2.	applied under a settlement option You elect.

We may defer sending the surrender amount under the conditions described in “Payment and Deferment”.

Partial Surrender of Accumulation Value

After the Policy has been in force for one year, You can take partial surrenders. The partial surrender will be effective on the Business Day We receive Your request. The minimum partial surrender amount is $500. The maximum partial surrender amount is the Policy’s Unloaned Accumulation Value, but no more than the total Accumulation Value less $10,000. We reserve the right to limit the number of partial surrenders to three per Policy year.

The amount of the partial surrender is deducted from the Policy’s Accumulation Value. Unless You instruct Us otherwise, We withdraw the partial surrender from the Subaccounts and/or Fixed Account in the same proportion as the Accumulation Value in each Subaccount and/or the Fixed Account bears to the sum of the Accumulation Values in these Accounts. The amount of the partial surrender in excess of the Preferred Surrender Amount is subject to a Surrender Charge which is determined as described under “Fees, Charges and Expenses”.

The Guaranteed Minimum Death Benefit is decreased by the proportion that the amount of any partial surrender of Accumulation Value bears to the total Accumulation Value prior to such surrender.

We charge $25 to process each partial surrender. We deduct this charge from the Accumulation Value remaining after the partial surrender. To the extent there is a balance remaining, the charge is deducted from each Subaccount and/or the Fixed Account in the proportion that such account bears to the total Accumulation Value prior to the partial surrender. Any portion of this charge that cannot be assessed due to insufficient value in any account is allocated proportionally to the balances in the remaining accounts. We may limit the number of partial surrenders in any Policy year to three. We will usually pay the Surrender Value within seven days. However, We may delay payment under certain circumstances described under “Payment and Deferment”. You should be aware that any full or partial surrender will have tax consequences. See “TAX INFORMATION.” We may deduct withholding taxes from the Surrender Value.

POLICY LOANS

You may borrow from the Accumulation Value of Your Policy. Because this Policy is generally a MEC under the tax code, Policy loans can have tax consequences. Therefore, You should consult a tax adviser before taking a loan. You may borrow up to 75% of the Surrender Value during the first three Policy years, or 90% of the Surrender Value after the first three Policy years.

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Your Policy is assigned to Us as sole security. (The “Surrender Value” is the Accumulation Value, less any then-applicable surrender charge.) If Your Policy is continuing in force as Guaranteed Paid-Up Insurance, the Loan Value will be the Surrender Value on the next Policy Anniversary, less interest at the Policy Loan Interest Rate to the next Policy anniversary.

The smallest loan that may be made is $500, or the loan amount available, if less. A Policy loan may be repaid in full or in part. The loan repayment may not be less than $100, or the loan balance, if less. If You have a loan balance, We apply any amount We receive from You first to repay any loan balance with any excess applied as an additional premium. We may defer loan proceeds under certain conditions described under “Payment and Deferment”.

Interest on Policy loans accrues daily at an effective annual interest rate of 6%. Interest is due and payable at the end of each Policy year. When a Policy loan is made, a part of the Accumulation Value is transferred from the Subaccounts and/or the Fixed Account to the Loan Account. Conversely, when a loan repayment is made, a portion of the Accumulation Value in the Loan Account equal to the amount of the loan repayment is transferred back into the Subaccounts and the Fixed Account, if applicable.

On the first Business Day of each Policy year, and at the time a loan is taken or repaid, a Policy loan is made for any loan interest accrued and unpaid as of that time, and a corresponding transfer of Accumulation Value into the Loan Account is made. Amounts that are transferred into the Loan Account no longer earn the rates of return applicable to the originating accounts. Instead, they are credited with interest at an effective annual rate of 4%, during the period the loan is outstanding. Therefore, any Policy loan will permanently affect the Surrender Value and the Variable Death Benefit, whether or not repaid in whole or in part.

Policy loans are allocated among the Subaccounts and/or Fixed Account in the same proportion as the Accumulation Value then in each. Loan repayments and loan balancing transfers will be allocated among the Subaccounts and/or Fixed Account using the Premium allocation percentages then in effect. We subtract the amount of any outstanding loan plus accrued interest from any death benefit or any proceeds from a total surrender that We pay or from the amount applied to a settlement option.

If on any Monthly Deduction Date, Your outstanding loan with accrued interest ever equals or exceeds the Policy’s Surrender Value, We mail notice of such event (called a default) to You and any assignee, provided We have received notice of assignment, at the last known address within 30 days. The Policy terminates 61 days after the date of default. The Policy does not terminate if You make the required payment referred to below under “Grace Period” within that 61-day period.

SETTLEMENT OPTIONS

Upon death of the Insured or total surrender, You or Your beneficiary may elect to apply all or a portion of the proceeds under any one of the following fixed benefit settlement options rather than receive a single payment of Policy proceeds. However, the Policy proceeds must be at least $1,000 and the settlement option chosen must result in an annual payment of at least $50.00. The amount of the payment under life income options will depend on the age and sex of the person whose life determines the duration of payments. There are no withdrawal rights under the settlement options, except for the Proceeds Left at Interest option. NNY may allow withdrawal of the present value of income payments under non-life contingent settlement options at its discretion. Federal tax consequences may vary depending on the settlement option chosen. You should consult a tax adviser prior to selecting a settlement option. The settlement options are as follows:

Proceeds Left at Interest

Proceeds left with Us to accumulate for any period agreed on, with interest payable at a rate of 2 1⁄2% per year, which may be increased by additional interest, in Our sole discretion.

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Payment of a Designated Amount

Payments in installments until proceeds applied under the option and interest on unpaid balance at a rate of 2 1⁄2% per year and any additional interest are exhausted. Whether any such additional interest would be paid would be solely within Our discretion.

Payment for a Designated Number of Years

Payments in installments for up to 25 years, including interest at a rate of 2 1⁄2% per year. Payments may increase by additional interest, which We would pay at the end of each installment year. Whether any such additional interest would be paid would be solely within Our discretion.

Life Income, Guaranteed Period

Payments guaranteed for 10 or 20 years, as You elect, and for life thereafter. During the guaranteed period of 10 or 20 years, the payments may be increased by additional interest, which We would pay at the end of each installment year. Whether any such additional interest would be paid would be solely within Our discretion.

Life Income, Guaranteed Return

The sum of the payments made and any payments due at the death of the person on whose life the payments are based, never to be less than the proceeds applied.

Life Income Only

Payments made only while the person on whose life the payments are based is alive. If the person on whose life the payments are based dies before any life payments are made, then no payments will be made.

The terms and conditions of the payment options are described in more detail in the Policy. Also, We may make other payment options available in Our sole discretion. When a payment option goes into effect, We will issue a separate payment contract that will contain additional terms and conditions applicable to the payment option selected. You may obtain additional information in this regard from Your representative.

OTHER PROVISIONS

Age and Sex

If You have misstated the age or sex of the Insured, the benefits available under the Policy are those that the premiums paid would have purchased for the correct age and sex. For purposes of the Policy and this prospectus, references to the Insured’s age are to the “issue age” set forth in the Policy, plus the number of complete years elapsed since the Policy’s issue date.

Ownership

You may change the Ownership of this Policy. A change in Ownership will take effect on the date the change is signed by the previous Owner. However, any Policy transactions processed by Us prior to Us receiving notice of the change of Ownership will not be affected.

We will send all communications to the last address We have on record for the Owner. Therefore, You should send Us notice of any change in Your address. If a Policy has more than one Owner (i.e., there are joint owners of record), references in this prospectus to the Owner or to “You” and “Your” refer to such owners jointly. All joint Owners must join in any request, election or other exercise of rights under a Policy.

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Assignment

You may assign ownership rights under Your Policy from Yourself to someone else. However, the Assignment is not binding on Us unless it is in writing and filed with Us at Our Administrative Office. We assume no responsibility for the validity or sufficiency of any Assignment. Unless otherwise provided in the Assignment, the interest of any revocable beneficiary is subordinate to the interest of any assignee, regardless of when You made the Assignment. The assignee receives any sum payable to the extent of his or her interest.

Beneficiary

This is the entity, person or persons You designate in the Policy to receive death benefits upon the death of the Insured. You may change this designation during the Insured’s lifetime. A change in beneficiary will take effect on the date the request is signed by You. However, any Policy Transactions processed by Us prior to Our receiving notice of the change of beneficiary will not be affected. If a beneficiary dies while the Insured is still living that beneficiary’s interest will pass to any remaining beneficiary, unless You make a new beneficiary designation. If no beneficiary is living at the time an Insured dies, the death proceeds will be paid to You or, if You are deceased, to Your estate.

Right to Examine

You have a period of time to review Your Policy and cancel it for a return of the premium paid. The duration and terms of the “right to examine” period vary by state, and are stated on the cover of Your Policy. At a minimum, You can cancel Your Policy at any time within 10 days after You receive Your Policy. You must return Your Policy along with a written request for cancellation to Us at Our Administrative Office.

Default

If Your Policy has an outstanding Policy loan, it goes into Default on any Monthly Deduction Date on which the Monthly Deduction exceeds the net Surrender Value. We will send You a Notice of Lapse within 30 days of Default. The Policy lapses, and thereby terminates without value, 61 days following the date of Default, as described under “Grace Period” below. A Policy that has lapsed may later be reinstated, subject to among other things, evidence of the Insured’s continuing insurability. See “Reinstatement”.

If Your Policy does not have a loan balance, it continues in force even if the Monthly Deduction exceeds the net Surrender Value. During this time, Monthly Deductions continue to be deducted until the remaining Accumulation Value is insufficient to cover such Deduction, the Policy’s Accumulation Value is maintained as negative values and the Policy’s Death Benefit provision remains in effect. This means that the Policy will only have a positive Accumulation Value to the extent that You pay an additional premium amount that exceeds the amount necessary to pay the accrued undeducted charges.

Guaranteed Paid-Up Insurance Option

You have the option to elect Guaranteed Paid-Up Insurance by giving notice to Us. You will no longer have the option to pay any additional premiums. We calculate the amount of Guaranteed Paid-Up Insurance using the net Surrender Value of Your Policy as a net single premium based on the age of the Insured at the time You elect this option.

You can choose to continue any existing Policy loan under this option. In such case, the amount of Guaranteed Paid-Up Insurance will be calculated using the Surrender Value of this Policy as a net single premium as described above. When You elect this option for Guaranteed Paid-Up Insurance, the Accumulation Value in the Subaccounts and/or the Fixed Account is transferred to Our General Account. Subsequently, Your insurance benefits will not vary with the investment return. Once in Our General Account, the assets from the

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Accumulation Value in the Subaccounts and/or Fixed Account will be subject to general liabilities from Our business operations and to claims by Our general creditors.

Once You elect this option, You can surrender Your Guaranteed Paid-Up Insurance at any time for its Net Surrender Value. In determining that value, Surrender Charges will not apply. Your surrender request is effective on the date We receive Your notice and the Policy.

Exchange Privilege

The exchange privilege allows You to exchange the Policy for a permanent fixed life insurance policy that We issue on the Insured’s life. The exchange privilege is available:

•	within the first 18 months after the Policy’s issue date, or

•	if any Fund changes its investment adviser or makes a material change in its investment objectives or restrictions.

You do not need to provide evidence of insurability to exercise this privilege. The new policy will have a face amount equal to the Face Amount of the Policy. It also has the same issue date and risk classification for the Insured as the Policy does. We will base premiums for the new policy on the premium rates for the new policy that were in effect on the new policy issue date.

In some cases, We may adjust the cash value on exchanges. The adjustment equals the Policy’s Surrender Value minus the new policy’s Surrender Value. If the result is positive, We pay that amount to You. If the result is negative, You pay that amount to Us. We will determine the amount of a cash adjustment as of the date We receive the Policy and written request at Our Administrative Office.

Grace Period

Within 30 days following Default, We will notify You of the amount required to prevent termination of Your Policy. We will also notify any assignee of record. Your Policy lapses, and thereby terminates without value, 61 days following the date of Default, unless We receive the required amount by such time. The death benefit payable during the grace period equals the death benefit in effect on the date of Default, less the required amount computed as of that date.

To continue Your Policy in force, You will be required to pay the amount equal to the estimated amount needed to keep Your Policy in force for three months from the date of Default. Any amounts received are applied as a loan repayment, to the extent of any outstanding loan balance, with the excess applied as an additional premium.

Incontestability

We will not contest the validity of the Policy and its riders after it has been in force during the lifetime of the Insured for two years from the date of issue. We will not contest the validity of any increase in Face Amount that was subject to evidence of insurability after such increase has been in force during the lifetime of the Insured for two years from the effective date of the increase.

Changes to the Policy

We have the right to change the terms of the Policy without Your consent where necessary to comply with applicable law. In particular, We can make any change or take any action We deem necessary in order for a Policy to continue to be treated as life insurance for federal income tax purposes. This could include, for example, refusing a partial surrender request or additional premium payment, revising a Policy’s schedule of net

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single premiums per dollar amount of insurance, requiring You to pay additional premiums, or making distributions to You from the Policy.

We may add or delete Subaccounts of Separate Account E or any other separate account as investment options under Your Policy. We may also make changes in, combine or reorganize, any of the Subaccounts. We may also replace any Fund with any other Fund or any other investment company or investment medium. We may also cause Separate Account E to terminate its registration under the 1940 Act, if at any time that is legally permitted.

It is not possible to foresee all of the reasons why We might make any changes such as those discussed in the preceding paragraph. Nevertheless, such reasons could include responding to any change in the investment program of any Fund; responding to any reorganization or liquidation of a Fund; terminating or replacing any investment option that has become unsuitable for any Policy; providing a more attractive selection of investment options to Policyowners, consistent with maintaining Our administration costs within reasonable limits; eliminating investment options in which Policyowners have evidenced limited interest; responding to a change in an investment adviser of a Fund or a change in control of any such adviser; and achieving administrative efficiencies that may benefit Us or Policyowners.

We will provide Policyowners with notice of any change that is material to them, but in the case of most of the changes discussed above, Policyowner agreement or approval would not be required. In some cases, regulatory approval or notice would be required. For example, as long as Separate Account E remains registered under the 1940 Act, current law requires, in many cases, that the SEC approve in advance the substitution of shares of any other Fund or investment company for the Fund shares in which any Subaccount invests.

State Variations

Where required by state law, there may be variations in the Policy which are covered by a special form of the Policy for Your state. Your Policy, as a result, may differ, from those described in this prospectus. You should refer to Your Policy and any applicable riders for terms that are specific to Your characteristics. We offer the Policy in most states. Check with Your representative regarding availability in Your state. The Policy is offered continuously. Although We do not anticipate discontinuing the offer of the Policy, We reserve the right to do so at any time.

Payment and Deferment

We will usually pay the death benefit, partial or full Surrender Value, or loan proceeds within seven days after We receive all documents required for such payments. However, We may delay payment:

1.	if a recent payment that You made by check has not yet cleared the bank (We will not wait more than 15 days for a check to clear); or

2.	during any period:

•	The New York Stock Exchange (“NYSE”) is closed other than customary weekend and holiday closings,

•	Trading on the NYSE, as determined by the SEC, is restricted,

•

An emergency, as determined by the SEC, exists as a result of which disposal of the Separate Account’s securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets, or

•	The SEC may by order permit for the protection of security holders.

Under a Policy continued as Guaranteed Paid-Up insurance or with respect to values held in the Fixed Account, We may defer the payment of the full or partial Surrender Value or loan proceeds for up to six months. If We postpone the payment more than 10 days, We pay interest at a rate of not less than 2.5% per year on the

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Surrender Value. We pay the interest from the date of surrender to the date We make payment.

Non-Participating Policy

This Policy does not provide for dividend payments. Therefore, it is “non-participating” in the earnings of NNY.

Policy Months, Years and Anniversaries

We measure Policy months, years and anniversaries from the date of issue of the Policy, which is generally the date on which We approve the application. Each Policy year commences on the anniversary of the date of issue.

Reinstatement

You may request reinstatement of a Policy that You did not surrender for its Surrender Value, within three years from the date of Default, in accordance with the Policy. You may not reinstate a Policy if You previously elected the Guaranteed Paid-Up Insurance Option. The conditions that You must meet to reinstate a Policy, and the amounts that You have to pay, are set forth in the Policy. We have two years from the effective date of reinstatement to contest the truth of statements or representations in Your application for reinstatement.

Suicide

If the Insured commits suicide within two years from the Policy’s issue date, Our liability is limited to all premiums paid, less any indebtedness. If the Insured commits suicide within two years of an increase in Face Amount that was subject to evidence of insurability, the following adjustments are reflected in the death proceeds:

1.	the Variable Death Benefit is reduced by one minus the ratio of the Variable Death Benefit immediately preceding the increase to the Variable Death Benefit immediately following the increase; and

2.	the premium paid at the time of the increase in Face Amount is refunded and is not reflected in the Minimum Guaranteed Death Benefit.

Valuation of Assets

We determine the Unit Values of the Subaccounts of Separate Account E and the Fixed Account as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) each day that the NYSE is open (“Business Day”). The NYSE is closed on most national holidays and Good Friday. In the event that the NYSE closes early, the Unit Values will be determined as of the time of the closing. We value the shares of each Fund at the net asset value per share as determined by the Fund. Each Fund determines the net asset value of its shares as described in the Fund’s prospectus.

Processing Transactions

Generally, Your transaction requests (such as loan repayments, transfers and reallocation requests) will be processed as of the Business Day We receive them, if We receive them at Our Administrative Office in Good Order (i.e., in form and substance acceptable to Us) before the close of business on that day (generally 4 p.m. Eastern Time). If Your transaction request is received at Our Administrative Office in Good Order after the close of a Business Day, it will be deemed received and processed on the next Business Day. To meet Our requirements for processing transactions, We may require that You use Our forms.

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FEES, CHARGES AND EXPENSES

We describe below the fees and charges that You are required to pay to purchase and maintain the Policy. We guarantee that once You have purchased Your Policy, We will not increase the amount of the Separate Account Charge, the Transfer Fee or the Partial Surrender Fee. The discussion that follows, as well as the names given to certain charges, indicate the principal purpose of the fees. Nevertheless, the revenues from these charges may be used by Us for any purpose, including a purpose for which another charge is imposed, or retained by Us as a profit.

Transaction Fees

We charge fees for certain transactions as indicated below.

Transfer Fee

We charge a transfer fee of $10 for each transfer of Accumulation Value between any two or more of the Subaccounts, or between one or more Subaccounts and the Fixed Account, in excess of four per Policy Year, excluding transfers made under the Systematic Transfer Option or the Automated Subaccount Reallocation Option.

Partial Surrender Fee

We charge a $25 fee to process each partial surrender.

Surrender Charge

We deduct a Surrender Charge from the amount of full or partial surrenders of Accumulation Value to the extent they exceed the Preferred Surrender Amount. The Preferred Surrender Amount is equal to the greater of (a) or (b), where:

(a) is equal to:

1.	the Accumulation Value on the date of any full or partial surrender; less

2.	the total of the Adjusted Premiums, which is the total premiums paid (other than those to which previous prior partial surrenders have been allocated); and

(b)	is equal to 10% of the total of the Adjusted Premiums at the beginning of the Policy Year, less any partial surrenders previously made in the same Policy Year.

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The Surrender Charge is a percentage of the surrender that exceeds the Preferred Surrender Amount (“the Adjusted Surrender Amount”). The percentage declines based upon the number of years the corresponding premium has been invested and the age of the Insured on the date of the premium payment as shown in the table below.

Number of Years from Effective Date of Premium to Date of Surrender	For Policies Issued Before 10/1/2008 Insured’s Age on Date of Premium Payment
	Ages 0-49	Ages 50-59	Ages 60-69	Ages 70-80	Ages 8 1-85	Ages 86-95
Less than 1	9.5%	8.5%	7.0%	6.0%	5.0%	0.0%
1-2	8.0%	7.0%	6.0%	4.5%	4.0%	0.0%
2-3	7.0%	6.0%	5.0%	4.0%	3.0%	0.0%
3-4	6.0%	5.0%	4.0%	3.0%	2.0%	0.0%
4-5	5.0%	4.0%	3.0%	2.0%	1.0%	0.0%
5-6	4.0%	3.0%	2.0%	1.0%	0.0%	0.0%
6-7	3.0%	2.0%	1.0%	0.0%	0.0%	0.0%
7-8	2.0%	1.0%	0.0%	0.0%	0.0%	0.0%
8-9	1.0%	0.0%	0.0%	0.0%	0.0%	0.0%
More than 9	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Number of Years from Effective Date of Premium to Date of Surrender	For Policies Issued On and After 10/1/2008 Insured’s Age on Date of Premium Payment
	Ages 0-20	Ages 21-30	Ages 31-70	Ages 71-80	Ages 81-85	Ages 86-95
Less than 1	9.00%	8.00%	7.00%	6.00%	5.00%	0.00%
1-2	8.00%	7.00%	6.25%	4.50%	4.00%	0.00%
2-3	7.00%	6.00%	5.75%	4.00%	3.00%	0.00%
3-4	6.00%	5.00%	5.00%	3.00%	2.00%	0.00%
4-5	5.00%	4.00%	4.00%	2.00%	1.00%	0.00%
5-6	4.00%	3.00%	3.00%	1.00%	0.00%	0.00%
6-7	3.00%	2.00%	2.00%	0.00%	0.00%	0.00%
7-8	2.00%	1.00%	1.00%	0.00%	0.00%	0.00%
8-9	1.00%	0.00%	0.00%	0.00%	0.00%	0.00%
More than 9	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

We apply the Surrender Charge to the Adjusted Surrender Amount in the following order: first against the most recent additional premiums which are still in effect, in the reverse order in which the additional premiums were received; and, then against any of the initial premium which is still in effect. A partial surrender reduces Your Accumulation Value. It also reduces the Guaranteed Minimum Death Benefit of Your Policy in the proportion that the total amount of the surrender bears to the total Accumulation Value of the Policy immediately prior to the surrender.

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PERIODIC CHARGES DEDUCTED FROM THE SUBACCOUNT VALUE

Cost of Insurance Protection Charge

We deduct a charge from the Subaccount assets attributable to Your Policy for the cost of insurance protection. We determine the current Cost of Insurance Charge by multiplying the total Accumulation Value by a Cost of Insurance Rate, expressed as a percentage of Accumulation Value. We may change the method for determining the charge, including one based on the Policy’s Net Amount at Risk. This Cost of Insurance Rate is based upon Your age, sex and underwriting classification (See “Deduction of Cost of Insurance Protection from Accumulation Value”). We expect to make a profit from this charge.

For policies issued before 10/1/2008, Our minimum and maximum annual current cost of insurance rates, as well as the rate for Our representative Insured as a percentage of the Accumulation Value are:

•	minimum: 0.00%;

•	maximum: 0.19%;

•	standard case: 0.06%.

For policies issued on and after 10/1/2008, Our minimum and maximum annual current cost of insurance rates, as well as the rate for Our representative Insured as a percentage of the Accumulation Value are:

•	minimum: 0.00%;

•	maximum: 0.24%;

•	standard case: 0.05%

The representative Insured referred to above is a male, age 55 at the Policy issue date, and in Our standard non-tobacco user underwriting class. The rate shown is for the first Policy year. We have the right to increase the charges shown, but not above the guaranteed maximum rates set forth in the Policy.

Separate Account Charge

We deduct from the Subaccount assets attributable to Your Policy a monthly charge to defray administrative and sales expenses and to compensate Us for certain mortality and expense risks that We assume. We compute the charge at an effective annual rate of 1.75% of the Subaccount Accumulation Value attributable to Your Policy. The mortality risk that We assume is that the person named as the Insured under the Policy will live for a shorter time than We have estimated. In that case, We will not receive enough from premiums and other charges to compensate Us for the death benefit We must pay. The expense risk We assume is that the expenses We incur in issuing and administering the Policies will be greater than We have estimated and based Our other charges on.

Policy Loan Interest

If You have an outstanding Policy loan, We charge interest that accrues daily at an effective annual rate of 6% compounding on each Policy anniversary.

The Policy loan interest rate is 6%. However, We credit You interest on amounts held in the Loan Account at an effective annual rate of 4%. As a result, the net interest rate as a cost to You is 2%.

Income Tax Charge

We do not expect to incur any federal income tax as the result of the net earnings or realized net capital gains of Separate Account E. However, if We did incur such tax, We reserve the right to charge the Separate Account for the amount of the tax. We may also impose charges for other applicable taxes attributable to the Separate Account.

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Deductions from the Funds

Charges deducted from, and expenses paid out of, the assets of the funds are described in the prospectuses for the funds.

We begin to accrue and deduct all of the above charges and premiums on a Policy’s issue date. If a Monthly Deduction Date is not a Business Day, the Policy’s monthly deduction will be made as of the end of the next Business Day.

DISTRIBUTION OF THE POLICY

The Policies are no longer offered for new sales, but existing Policyowners may continue to make premium payments. As such, the Policy is considered to be continuously offered by NNY and the Separate Account.

Prior to the acquisition of FLIAC by NNY, Foresters Financial Services, Inc., an affiliate of FLIAC, served as principal underwriter for the Policies. As a result of the acquisition of FLIAC by NNY, effective July 1, 2020, 1851 Securities, Inc., an affiliate of NNY due to common control, assumed the role of the principal underwriter for the Policies. 1851 also serves as principal underwriter for other variable insurance products issued by NNY and its affiliated companies. NNY or an affiliate thereof reimburses 1851 for expenses that 1851 incurs in serving its principal underwriting function for variable insurance products of NNY. 1851 does not receive or retain any fees imposed by NNY under variable insurance products issued by NNY; however, 1851 may receive 12b-1 fees or other payments from underlying funds or their affiliates.

1851’s principal executive offices are located at One American Row, Hartford, CT 06103. 1851 is registered as a broker-dealer with the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934 (the “1934 Act”), as well as the securities commissions in the states in which it operates and is a member of the Financial Industry Regulatory Authority (“FINRA”).

1851 and NNY have entered into a selling agreement with Cetera Investment Services LLC (“Cetera”) to cover Cetera’s continued servicing of Policies held by Cetera customers. This agreement also covers Cetera’s sale and servicing of other variable annuity contracts and variable life insurance policies issued by NNY (including those contracts and policies assumed by NNY in connection with the Merger of FLIAC into NNY). Cetera is registered as a broker-dealer with the SEC under the 1934 Act and is a member of FINRA.

Compensation

Under Our agreement with Cetera, We may pay compensation to Cetera in the form of commissions when a premium payment is made under a Policy. We pay commissions of 7.18% on premiums paid during the first Policy year and 0% on premiums paid thereafter. No other sales compensation is paid with respect to any other Policyowner transactions under the Policy. After the first Policy year, We may also pay Cetera an amount equal to 0.15% of a Policy’s Accumulation Value on an annual basis.

A portion of the compensation paid by NNY to Cetera is used by Cetera to pay commissions or other compensation to its registered representatives who service the Policy, depending on the agreement between Cetera and the registered representative. Such representatives act as appointed agents of NNY under applicable state insurance law and must be licensed to sell variable insurance products. Cetera or a registered representative may receive different compensation for selling or servicing one variable insurance product compared to another.

To the extent permitted by FINRA rules and otherwise applicable law, overrides and promotional incentives or cash and non-cash payments (including training reimbursement or training expenses) also may be made to Cetera based on premium payments invested in the Policy. Additional payments may be made to Cetera that are not directly related to the investment of additional premium payments in the Policy, such as payments related to the recruitment and training of personnel, production of promotional literature and similar services.

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The Policy does not assess a front-end sales charge, so You do not directly pay for the sales and distribution expenses of NNY when You make a premium payment. You indirectly pay for sales and distribution expenses of NNY through the overall charges and fees assessed under the Policy. For example, any profits NNY may realize through receiving the separate account charge deducted under Your Policy may be used to pay for sales and distribution expenses. NNY may also pay for sales and distribution expenses out of any payments NNY or 1851 may receive for providing administrative, marketing and other support and services to the Funds. Currently, neither NNY nor 1851 receives such payments with respect to the Policies. Depending on when You made Your last premium payment, Your Policy may be subject to a Surrender Charge if You fully or partially surrender the Policy. See “FEES, CHARGES AND EXPENSES—Surrender Charge” under “DESCRIPTION OF THE POLICY.” Proceeds received by NNY from any Surrender Charges imposed under the Policy may be used to reimburse NNY for sales and distribution expenses.

FEDERAL TAX INFORMATION

This section provides an overview of federal tax law as it pertains to the Policy. It assumes that the Policyowner is a natural person who is a U.S. citizen or U.S. resident. The tax law applicable to corporate taxpayers, non- U.S. citizens, and non-U.S. residents may be different. We do not discuss state or local taxes herein, except as noted. The tax laws described herein could change, possibly retroactively.

The discussion is very general in nature. It does not cover all of the relevant federal tax law considerations and it does not address all of the details of the considerations that it does cover. Therefore, the below discussion is intended only to provide a general overview rather than to serve as a basis for a decision about whether to purchase a Policy or take any other action with respect to a Policy. For such advice, You should consult a qualified tax adviser. We strongly recommend that You obtain such advice prior to taking any such action.

Policy Proceeds

We believe that the Policy qualifies as a life insurance contract for federal income tax purposes because it meets the definition of “life insurance contract” in Section 7702 of the Internal Revenue Code of 1986, as amended (“Code”). Under Section 7702, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a guideline premium test or a cash value accumulation test. We have designed Your Policy to comply with only the cash value accumulation test. The investments of each Subaccount also satisfy the investment diversification requirements of Section 817(h) of the Code. Consequently:

•	the death benefit will, if and when paid, be excluded from the gross income of the beneficiary for federal income tax purposes;

•

the growth of the Accumulation Value of the Policy, if any, that is attributable to the investments in the Subaccounts and the Fixed Account (known as the “inside build-up”) will not be subject to federal income tax, unless and until there is a distribution from the Policy (Policy loan and/or full or partial surrender); and

•	transfers among Subaccounts are not taxable events for purposes of federal income tax.

Surrenders and Loans

We have designed the Policy to be a MEC for federal income tax purposes. As a result, any loan, partial withdrawal, Assignment, pledge, lapse or surrender (a “Policy transaction”) by You is taxable to You to the extent there are gains in the Policy, and if the Policy transaction occurs before the age of 59 1⁄2, a 10% penalty tax will also apply to any such taxable amounts, unless You qualify for one of the exceptions.

A Policy that is classified as a MEC continues to be a life insurance contract for purposes of the federal income tax treatment of the death benefit and inside build-up. However, distributions are treated differently. Distributions from a Policy that is classified as a MEC are taxed on an “income first” basis (that is, if a Policy is

33

a MEC, generally distributions are taxed as earnings first, followed by a return of the Policy’s cost basis). If a Policy is a MEC, distributions include partial and full surrenders. Also, Policy loans from a MEC may be taxable. Furthermore, if a Policy that is not a MEC becomes a MEC, distributions that occur prior to the date on which it became a MEC may also be subject to the MEC rules. Finally, subject to certain exceptions, taxable distributions that are made from a MEC prior to age 59 1⁄2 are subject to an additional 10% penalty. If a Policy is a MEC, any Policy that is issued in exchange for it will also be a MEC. Furthermore, all MECs that are issued by Us to a Policyowner in any calendar year will be treated as one policy under the MEC rules.

It is possible that a Policy that is issued in exchange for another insurance Policy that is not a MEC will not be treated as a MEC. If You are considering such an exchange, You should first consult with Your tax counsel concerning the tax treatment of such a Policy.

Whether or not a Policy is a MEC, if the Policy lapses after a Grace Period, the amount of any loan balance that You do not repay will, for federal income tax purposes, be treated as a distribution to You. That amount, therefore, may be subject to federal income tax (and, in the case of a MEC, tax penalties may apply), in the manner and to the extent discussed above for other distributions from a Policy.

Tax Withholding

Regardless of whether Your Policy is a MEC, whenever there is a taxable distribution from the Policy, the amount of any gain is subject to federal income tax withholding and reporting. We will not withhold income tax if You so request in writing before the payment date. However, in such event, You are responsible for any potential tax penalties that may result from Our failure to withhold taxes.

Estate and Generation Skipping Taxes

Because of the complex nature of the federal tax law, We recommend that You consult with a qualified tax adviser about the estate tax implications associated with purchasing a Policy. The Code provides an exemption for federal estate tax purposes (indexed for inflation annually) that may apply in whole or in part depending on Your individual circumstances. An unlimited marital deduction may be available for assets left to a U.S. citizen spouse. The marital deduction defers estate and gift taxes until the death of the surviving spouse. Any unused exemption in one spouse’s estate will be available in most cases to the surviving spouse.

When the Insured dies, the death benefit payable under the Insured’s Policy will generally be included in the Insured’s estate for federal estate tax purposes if (1) the Insured and the Policyowner are the same or (2) the Insured held any “incident of ownership” in the Policy at the death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the Policyowner, such as the right to borrow from the Policy or to name a new beneficiary.

If a Policyowner (whether or not he or she is the Insured) transfers ownership of the Policy to another person, such transfer may be subject to federal gift tax. In addition, if a Policyowner transfers the Policy to someone two or more generations younger than the Policyowner, the transfer may be subject to the federal generation-skipping transfer tax (“GSTT”). Similarly, if the beneficiary is two or more generations younger than the Insured, the payment of the death benefit to the beneficiary may be subject to the GSTT. The Code provides an exemption for purposes of the GSTT. The Code provides an exemption to the GSTT (indexed for inflation annually) that may apply in whole or in part depending on Your individual circumstances.

Certain Other Tax Issues

We are taxed as a “life insurance company” under the Code. We do not expect to incur any federal income tax as a result of the net earnings or realized net capital gains attributable to Separate Account E. Based upon this expectation, no charge is currently assessed against Separate Account E for such tax. If We incur such tax in the

34

future, We may assess a charge for such tax against Separate Account E. We may incur state and local income taxes (in addition to premium taxes) attributable to Separate Account E in several states. At present, these taxes are not significant and We do not impose any charge for such taxes against Separate Account E. We may, however, assess Separate Account E for such taxes in the future. If any charges for federal, state or local taxes are assessed against Separate Account E in the future, they could reduce the net investment performances of the Subaccounts. In order for a Policy to be treated as a life insurance contract for federal income tax purposes, the investments of each Subaccount of Separate Account E to which premiums under the Policy are allocated must be “adequately diversified” in accordance with the Code and Treasury Department regulations. The investment advisers of the Funds monitor each Fund’s portfolio to ensure that the diversification requirements are met, because, for purposes thereof, a Fund’s assets are treated as if they are owned by each Subaccount that invests therein.

Each of the Funds available under the Policy sells its shares not only to Separate Account E but also to other separate accounts which fund variable life insurance policies and variable annuity contracts. We do not anticipate any disadvantages resulting from this arrangement. However, it is possible that a material conflict of interest could arise between the interests of Policyowners and Contractowners which invested in the same Fund. If such a conflict were to arise, We would take whatever steps were necessary to protect the interests of Policyowners and Contractowners, including potentially substituting a different fund or funds for the Fund. In order for the Policies to continue to be treated as life insurance for federal income tax purposes, the Funds must limit the availability of their shares to certain types of purchasers. For example, if a variable annuity contract participating in a Fund does not qualify as life insurance or as an annuity for federal income tax purposes, Policies investing in that Fund could, as a result, also cease to be taxed as life insurance.

If Your Policy were to ever fail to qualify for taxation as a life insurance contract as discussed above, You would generally be subject to current federal income tax on any net income and gains of the Subaccounts in which You have Accumulation Value, and the Policy’s death benefit proceeds would lose their income tax-free status. These tax consequences would apply for the period of the failure and could continue for as long as Your Policy remains in force. This, however, is a risk that is also common to most other variable life insurance policies and variable annuities.

Under certain circumstances, a Policyowner’s control of the investments of Separate Account E may cause the Policyowner, rather than Us, to be treated as the owner of the assets in Separate Account E for federal tax purposes, which would result in the current taxation of the net income and net realized gains on those assets to the Policyowner. Based upon existing Internal Revenue Service (“IRS”) guidance, We do not believe that the ownership rights of a Policyowner under the Policy would result in the Policyowner’s being treated as the owner of the assets of the Policy. However, We do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, We reserve the right to modify the Policy as necessary to attempt to prevent a Policyowner from being considered the owner of a pro rata share of the assets of the Policy.

OTHER INFORMATION

VOTING RIGHTS

Because Funds are not required to have annual shareholder meetings, Policyowners generally will not have an occasion to vote on matters that pertain to the Funds. In certain circumstances, one or more of the Funds may be required to hold a shareholders meeting or may choose to hold one voluntarily. If a Fund holds a meeting at which shareholders are entitled to vote, Policyowners will have the opportunity to provide voting instructions for shares of the Fund held by a Subaccount in which their Policy invests. We will vote the shares of any Fund held in a corresponding Subaccount or directly, at any such shareholders meeting as follows:

•	shares attributable to Policyowners for which We have received instructions, in accordance with the instructions;

35

•	shares attributable to Policyowners for which We have not received instructions, in the same proportion that We voted shares held in the Subaccount for which We received instructions; and

•	shares not attributable to Policyowners, in the same proportion that We have voted shares held in the Subaccount attributable to Policyowners for which We have received instructions.

We will vote Fund shares that We hold directly in the same proportion that We vote shares held in any corresponding Subaccounts that are attributable to Policyowners and for which We receive instructions. However, We will vote Our own shares as We deem appropriate where there are no other shares held by Policyholders in any Subaccount. We will present all the shares of any Fund that We hold through a Subaccount or directly at any Fund shareholders meeting for purposes of determining a quorum. As a result of proportional voting, the votes cast by a small number of Policyowners may determine the outcome of a vote.

We will determine the number of Fund shares held in a corresponding Subaccount that is attributable to each Policyowner by dividing the value of the Policy’s Accumulation Value in that Subaccount by the net asset value of one Fund share. We will determine the number of votes that a Policyowner has the right to cast as of the record date established by the Funds. We will solicit instructions by written communication before the date of the meeting at which votes will be cast. We will send meeting and other materials relating to the Fund to each Policyowner having a voting interest in a Subaccount.

The voting rights that We describe in this prospectus are created under applicable laws. If the laws eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, We reserve the right to proceed in accordance with any such changed laws or regulations. We specifically reserve the right to vote shares of any Fund in Our own right, to the extent permitted by law.

LEGAL PROCEEDINGS

NNY is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming NNY as a defendant ordinarily involves the company’s businesses and operations. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The Separate Account and principal underwriter are not currently involved in any litigation or arbitration.

NNY periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations related to the company’s products and practices. It is NNY’s practice to cooperate fully in these matters.

It is not feasible to predict or determine the ultimate outcome of all litigation, arbitration or regulatory proceedings or to provide reasonable ranges of potential losses. It is believed that the outcome of the company’s litigation, arbitration, and regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the company beyond the amounts already reported in the financial statements or on the ability of the principal underwriter to perform its functions with respect to the Policies. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, arbitration and regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on NNY’s results of operations or cash flows in particular quarterly or annual periods or on the ability of the principal underwriter to perform its functions.

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REPORTS

Our variable life insurance is offered through broker-dealers that are registered with the SEC and are members of FINRA. At least twice each year, We will make available reports and other materials that contain financial information about the Funds, as required by applicable law. In addition, unless otherwise agreed, We will send You a confirmation on behalf of the broker-dealers through which the variable life insurance transaction is processed, after each transaction that affects the value of Your Policy, and at least once each year We will send a statement that gives You financial information about Your Policy, including, to the extent applicable, Your scheduled fixed premium payments.

If several members of the same household each own a Policy, We may send only one such report or prospectus to that address, unless You instruct Us otherwise. You may receive additional copies by calling or writing Us.

FINANCIAL STATEMENTS

Audited financial statements of the Separate Account and NNY are included in the Statement of Additional Information. For a free copy of the Statement of Additional Information, simply call or write to Our Administrative Office or contact Us through Our website at www.nfg.com. The Statement of Additional Information is also available on the SEC’s website at www.sec.gov.

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APPENDIX A: Funds Available Under the Policy

The following is a list of underlying Funds available under the Policy. More information about the underlying Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://dfinview.com/Nassau-PHL/TAHD/NAS000023. You can also request this information at no cost by calling 1-800-832-7783 or by sending an email request to customer_contact_center@nfg.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that Your Contract may charge. Expenses would be higher and performance would be lower if these charges were included.

Each Fund’s past performance is not necessarily an indication of future performance.

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses		Average Annual Total Returns (as of 12/31/21)
				1-Year	5-Year	10-Year
Total return	Delaware VIP Equity Income Series Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	0.74	%*	22.20%	9.60%	10.79%
High current income	Delaware VIP Fund for Income Series Adviser: Delaware Management Company Sub-Advisers: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited; Macquarie Investment Management Global Limited	0.74	%*	4.88%	5.85%	5.89%
Long-term growth of capital and current income	Delaware VIP Growth and Income Series Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management Hong Kong Limited.; Macquarie Investment Management Global Limited	0.70%		22.20%	10.17%	11.67%
Long-term capital growth	Delaware VIP International Series Adviser: Delaware Management Company Sub-Advisers: Macquarie Investment Management Global Limited; Macquarie Funds Management Hong Kong Limited	0.86	%*	6.87%	10.81%	8.15%

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Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses		Average Annual Total Returns (as of 12/31/21)
				1-Year	5-Year	10-Year
A maximum level of income consistent with investment primarily in investment grade debt securities	Delaware VIP Investment Grade Series Adviser: Delaware Management Company Sub-Advisers: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited; Macquarie Investment Management Global Limited	0.63	%*	-0.72%	5.12%	4.57%
Current income consistent with low volatility of principal.	Delaware VIP Limited Duration Bond Series Adviser: Delaware Management Company Sub-Advisers: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited; Macquarie Investment Management Global Limited	0.53	%*	-0.68%	1.63%	N/A
Long-term capital growth	Delaware VIP Opportunity Series Adviser: Delaware Management Company Sub-Advisers: Macquarie Investment Management Global Limited; Macquarie Funds Management Hong Kong Limited	0.83	%*	23.13%	12.32%	N/A
Long-term growth of capital	Delaware VIP Growth Equity Series Adviser: Delaware Management Company Sub-Adviser: Smith Asset Management Group, L.P.	0.75%		39.23%	23.43%	18.08%
Long-term growth of capital	Delaware VIP Special Situations Series Adviser: Delaware Management Company Sub-Advisers: Macquarie Investment Management Global Limited; Macquarie Funds Management Hong Kong Limited	0.80	%*	34.29%	9.37%	10.71%

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Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses		Average Annual Total Returns (as of 12/31/21)
				1-Year	5-Year	10-Year
Sustainable current income with potential for capital appreciation with moderate investment risk.	Delaware VIP Total Return Series Adviser: Delaware Management Company Sub-Advisers: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Global Limited; Macquarie Investment Management Europe Limited; Macquarie Funds Management Hong Kong Limited	0.83	%*	16.37%	7.57%	N/A
Maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.	Goldman Sachs Government Money Market Fund Adviser: Goldman Sachs Asset Management, L.P.	0.18	%*	0.01%	1.01%	N/A

*	This Fund’s annual expenses reflect temporary fee reductions.

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To learn more about the Policy, NNY and the Separate Account, You can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2022. The SAI is incorporated by reference into this prospectus. For a free copy of the SAI, or for general inquiries, contact Our Administrative Office.

Reports and other information about NNY and the Separate Account are available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov.

EDGAR Contract Identifier    C000221954

41

FIRST INVESTORS LIFE SEPARATE

ACCOUNT E INDIVIDUAL VARIABLE LIFE

INSURANCE POLICIES OFFERED BY

NASSAU LIFE INSURANCE COMPANY

Statement of Additional Information dated May 1, 2022

Administrative Office

Regular Mail: P.O. Box 22012, Albany, New York 12201

Overnight Mail: 15 Tech Valley Drive, Suite 201, East Greenbush, New York 12061

Phone Number: 1-800-832-7783 (9:00 A.M. and 5:00 P.M., Eastern Time)

Fax: 1-321-400-6316

Website: www.nfg.com

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectuses for the individual variable life insurance policies offered by Nassau Life Insurance Company through First Investors Life Separate Account E (“Separate Account E” or the “Separate Account”), which may be obtained at no cost by contacting Our Administrative Office, or by visiting Our website at www.nfg.com. Separate Account E currently funds two individual variable life insurance policies: Variable Universal Life, a flexible premium adjustable variable life insurance policy (“VUL”) with a prospectus dated May 1, 2022 and Single Premium Variable Life Insurance Policy, a modified single premium variable life insurance policy (“SPVL”) with a prospectus dated May 1, 2022.

Unless otherwise noted, the terms used in this SAI have the same meanings as in the prospectuses.

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1

GENERAL DESCRIPTION

Nassau Life Insurance Company. NNY is a stock life insurance company organized under the laws of the State of New York. NNY is authorized to conduct life and annuity business in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. The statutory home office of NNY is located at 15 Tech Valley Drive, East Greenbush, New York 12061.

The immediate parent of NNY is The Nassau Companies of New York, a Delaware corporation. The Nassau Companies of New York is ultimately controlled by David Dominik. Mr. Dominik ultimately controls NNY through the following intervening companies: The Nassau Companies, Nassau Insurance Group Holdings, L.P., Nassau Insurance Group Holdings GP, LLC and Nassau Financial Group GP Ltd. The nature of the business of Mr. Dominik and the intervening companies includes investing in companies engaged in the business of insurance.

On July 1, 2020, NNY acquired Foresters Life Insurance and Annuity Company (“FLIAC”), which was formerly the depositor of the Separate Account and issuer of the Policies. Following the acquisition, FLIAC merged with and into NNY, with NNY as the surviving entity. As a result, on July 8, 2020, NNY became the depositor of the Separate Account and issuer of the Policies.

Separate Account Assets. Separate Account E was established on September 30, 2004 under the provisions of the New York Insurance Law. Separate Account E’s assets are segregated from the assets of NNY, and that portion of Separate Account E’s assets having a value equal to, or approximately equal to, the reserves and contract liabilities under a Policy is not chargeable with liabilities arising out of any other business of NNY. Separate Account E is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), but such registration does not involve any supervision by the Commission of the management or investment practices or policies of the Separate Account.

SERVICES

Custodian. NNY, subject to applicable laws and regulations, is the custodian of the securities of the Subaccounts of the Separate Account. NNY maintains the records and accounts of the Separate Account.

Independent Registered Public Accounting Firm. KPMG LLP, 755 Main Street 11th Floor, Hartford, Connecticut 06103, is the independent registered public accounting firm for the Separate Account and the independent auditor for NNY.

Underwriter. NNY and the Separate Account have entered into an Underwriting Agreement with 1851 Securities, Inc. (“1851”), which became effective on July 1, 2020, pursuant to which 1851 serves as principal underwriter for the Policies. 1851, an affiliate of NNY, has its principal business address at One American Row, Hartford, CT 06103. NNY is no longer offering the Policies for new sales, but owners of existing Policies may continue to make additional premium payments. 1851 does not retain any commissions paid by NNY, but it is reimbursed by NNY for expenses it incurs for performing its underwriting function.

Foresters Financial Services, Inc. (“FFS”), an affiliate of FLIAC, was the previous principal underwriter for the Policies. For the fiscal years ended December 31, 2019 and 2020, FFS received underwriting commissions of $1,597,700, and $72,451, respectively, in connection with the Variable Universal Life Policy, and $216,969, and $2,617, respectively, in connection with the SPVL Modified Single Premium Variable Life Insurance Policy. 1851 assumed the role of principal underwriter for the Policies on July 1, 2020. Consequently, it did not receive any commissions in connection with the Policies during the fiscal years ended December 31, 2019. For the fiscal year ended December 31, 2020 and 2021, 1851 received underwriting commissions of $368,033 and $127,252, respectively, in connection with the Variable Universal Life Policy and $116,148 and $0, respectively, in connection with the SPVL Modified Single Premium Variable Life Insurance Policy.

1

Administrative Services. The Nassau Companies of New York (“NCNY”) provides administrative services to NNY through a shared service agreement between NNY and NCNY. NCNY’s principal business address is One American Row, Hartford, CT 06103.

Other Service Providers. Under an Administrative and Accounting Services Agreement between BNY Mellon (“BNY Mellon”) and the Company, BNY Mellon provides certain services related to the Separate Account, other investment options of the Company, and investment options of insurance company affiliates of the Company. These services include computing investment option unit value for each Investment option of the Separate Account on each valuation date, preparing annual financial statements for the Separate Account, filing the Separate Account annual reports on Form N-CEN with the SEC, and maintaining certain books and records required by law on behalf of the Separate Account.

The Company pays BNY Mellon fees for these services. The total fee includes a flat annual charge per investment option, an annual base fee for the Company and its affiliates utilizing the services, license and service fees for certain software used in providing the services. During the last three fiscal years, the Company and insurance company affiliates of the Company have paid BNY Mellon the fees listed below for services provided to the Separate Account.

Year Ended December 31,	Fee Paid

2019	$0

2020	$0

2021	$8,774

BNY Mellon’s principal business address is 103 Bellevue Parkway, Wilmington, DE 19809.

OTHER INFORMATION

Reports. At least once each Policy year, NNY mails a report to the Policyowner within 31 days after the Policy anniversary. We mail the report to the last address known to Us. The report shows (1) the death benefit at the beginning and end of the policy year, (2) the Accumulation Value and surrender value at the beginning and end of the policy year, (3) policy loan activity (4) all transactions which have occurred during the policy year, and (5) other information as may be required by applicable law or regulation. The report also shows your allocation among the Subaccounts and/or the Fixed Account on that anniversary.

State Regulation. NNY is subject to the laws of the State of New York governing insurance companies and to regulations of the New York State Department of Financial Services (the “Department”). NNY files an annual statement in a prescribed form with the Department each year covering Our operations for the preceding year and Our financial condition as of the end of such year. Our books and accounts are subject to review by the Department at any time. The Department conducts a full examination of Our operations periodically. The Department does not engage in any supervision of Our management or investment practices or policies, except to determine compliance with the requirements of the New York Insurance Law. NNY also is subject to regulation under the insurance laws of other jurisdictions in which NNY may operate.

VALUATION INFORMATION

Value of a Unit. For each Subaccount of Separate Account E, the value of a Unit of interest of that Subaccount initially was set arbitrarily at $10.00. The value of a Unit for any subsequent Valuation Period is determined by multiplying the value of a Unit for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the Unit Value is being calculated (see Appendix I, Example B). The investment performance of each Fund, and expenses and deductions of certain charges affect

2

the Unit Value. The value of a Unit for the Subaccounts may increase or decrease from Valuation Period to Valuation Period.

Net Investment Factor. The Net Investment Factor for each Subaccount for any Valuation Period is determined by dividing (a) by (b) where:

(a)	is the net result of:

(1)	the net asset value per share of the applicable Fund determined at the end of the current Valuation Period, plus

(2)	the per share amount of any dividend or capital gains distributions made by the applicable Fund if the “ex-dividend” date occurs during the current Valuation Period, less

(3)	the per share amount of any taxes charged by Us.

(b)	is the net asset value per share of the applicable Fund determined as of the end of the immediately preceding Valuation Period.

The Net Investment Factor may be greater or less than one, and therefore, the Unit value of any Subaccount may increase or decrease. (For an illustration of this calculation, see Appendix I, Example A.)

RELEVANCE OF NNY FINANCIAL STATEMENTS

The financial statements of NNY as contained herein should be considered only as bearing upon NNY’s ability to meet its obligations to Policyowners under the Policies, including, but not limited to, the minimum and any declared excess interest credited on accumulation values in the Fixed Account, and they should not be considered as bearing on the investment performance of the Subaccounts.

FINANCIAL STATEMENTS

The financial statements of each of the Subaccounts of First Investors Life Separate Account E as of December 31, 2021 and for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended and the financial statements of Nassau Life Insurance Company (“NNY”) as of December 31, 2021 and 2020, and for each of the years in the three-year period ended December 31, 2021, have been included in the registration statement in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

The KPMG LLP report on the aforementioned financial statements of NNY includes explanatory language that states that the financial statements are prepared by NNY using statutory accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The financial statements are presented fairly, in all material respects, in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services.

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APPENDIX I

EXAMPLE A

Formula and Illustration for Determining

the Net Investment Factor of a Subaccount

of Separate Account E

Net Investment Factor =	A+ B

C

Where:

A = The Net Asset Value of a Fund share as of the end of the current Valuation Period.

Assume	=	$8.51000000

B = The per share amount of any dividend or capital gains distribution since the end of the immediately preceding Valuation Period, less the per share amount of any taxes charged by Us.

Assume	=	$0

C = The Net Asset Value of a Fund share as of the end of the immediately preceding Valuation Period.

Assume	=	$8.39000000

Then, the Net Investment Factor = 8.51000000 + 0	=	$1.01430274

8.39000000

EXAMPLE B

Formula and Illustration for Determining

Unit Value of a Subaccount

of Separate Account E

Unit Value =	A x B

Where:

A = The Unit Value for the immediately preceding Valuation Period.

Assume	=	$1.46328760

B = The Net Investment Factor for the current Valuation Period.

Assume	=	$1.01430274

Then, the Unit Value = $ 1.46328760 x 1.01430274	=	$1.484216622

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Nassau Life
Insurance Company
(a wholly owned subsidiary of
The Nassau Companies of New York)
Statutory Financial Statements and
Supplemental Schedules
December 31, 2021, 2020 and 2019

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)

i

Independent Auditors’ Report

The Board of Directors
Nassau Life Insurance Company:

Opinions

We have audited the financial statements of Nassau Life Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities, capital and surplus as of December 31, 2021 and 2020, and the related statutory statements of income and changes in capital and surplus, and cash flows for each of the years in the three-year period ended December 31, 2021, and the related notes to the financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2021, in accordance with accounting practices prescribed or permitted by the New York State Department of Financial
Services described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S.
Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of
December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the the years in the three-year period ended December 31, 2021.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of
America (GAAS). Our responsibilities under those standards are further described in the Auditors’
Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.
The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services.
Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●     Exercise professional judgment and maintain professional skepticism throughout the audit.
●    Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
●    Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
●    Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
●    Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the Supplemental Schedules: Supplemental Schedule Summary of
Investments – Other than Investments in Related Parties, Supplementary Insurance Information, and
Supplementary Schedule – Reinsurance, is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Securities and Exchange

Commission. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

Hartford, Connecticut
April 1, 2022

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Statements of Admitted Assets, Liabilities, Capital and Surplus
(in thousands)

	As of December 31,
	2021	2020
Assets:
Bonds	$7,160,859	$7,394,807
Contract loans	2,496,494	2,472,236
Real estate, at depreciated cost	29,164	31,540
Preferred stock	54,061	66,459
Common stock	34,209	54,829
Mortgage loans	568,927	498,963
Cash, cash equivalents and short-term investments	75,157	151,011
Other invested assets	476,136	421,933
Receivables for securities	50,242	22,086
Total cash and invested assets	10,945,249	11,113,864
Deferred and uncollected premiums	63,697	62,806
Due and accrued investment income	159,237	148,894
Reinsurance recoverables	6,601	8,197
Deferred tax asset	46,794	38,523
Receivables from affiliates	7,717	4,166
Other assets	13,925	29,139
Separate account assets	2,771,232	2,616,179
Total assets	$14,014,452	$14,021,768

Liabilities:
Reserves for future policy benefits	9,639,615	9,833,238
Policyholders’ funds	402,102	448,168
Dividends to policyholders	95,367	105,907
Policy benefits in course of settlement	183,115	193,607
Amounts payable on reinsurance	37,987	19,429
Accrued expenses and general liabilities	62,544	87,404
Current federal and foreign income tax	18,876	—
Reinsurance funds withheld liability	205,811	208,043
Interest maintenance reserve (“IMR”)	99,131	108,703
Transfers to (from) separate account due and accrued	(29,866)	(33,517)
Asset valuation reserve (“AVR”)	152,160	139,269
Separate account liabilities	2,771,232	2,616,179
Total liabilities	13,638,074	13,726,430

Capital and surplus:
Common stock, $1,000 par value (10,000 shares authorized; 10,000 shares issued and outstanding)	10,000	10,000
Paid-in surplus	254,832	254,832
Surplus notes	126,365	126,339
Special surplus funds	2,500	2,500
Unassigned surplus	(17,319)	(98,333)
Total surplus	376,378	295,338
Total liabilities, capital and surplus	$14,014,452	$14,021,768

The accompanying notes are an integral part of these financial statements.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Statements of Income and Changes in Capital and Surplus
(in thousands)

	For the Years Ended December 31,
	2021	2020	2019
Income:
Premium and annuity considerations	$290,877	$305,951	$369,123
Net investment income	670,422	573,404	601,375
Commissions and expense allowances on reinsurance ceded	13,817	13,795	13,239
Reserve adjustments on reinsurance ceded	(209,653)	(218,559)	(220,371)
Fees associated with separate account and other miscellaneous income	102,649	84,030	92,291
Total income	868,112	758,621	855,657

Current and future benefits:
Death benefits	470,374	533,380	476,843
Disability and health benefits	2,686	2,323	3,502
Annuity benefits and matured endowments	30,999	23,224	19,761
Surrender benefits	416,855	401,083	454,892
Interest on policy or contract funds	8,715	10,090	13,821
Settlement option payments	10,318	10,225	10,141
Net transfers to (from) separate accounts, net of reinsurance	(195,245)	(159,521)	(165,927)
Change in reserves for future policy benefits and policyholders’ funds	(178,913)	(250,251)	(212,939)
Total current and future benefits	565,789	570,553	600,094

Operating expenses:
Direct commissions	4,938	4,773	8,788
Commissions and expense allowances on reinsurance assumed	5,366	2,023	4,366
Premium, payroll and miscellaneous taxes	8,128	9,306	8,535
Other operating expenses	115,365	120,802	125,463
Total operating expenses	133,797	136,904	147,152
Net gain (loss) from operations before dividends and federal income taxes	168,526	51,164	108,411
Dividends to policyholders	57,291	60,967	87,430
Net gain from operations after dividends and before federal income taxes	111,235	(9,803)	20,981
Federal and foreign income tax expense (benefit)	20,500	(38,902)	14,854
Net gain from operations before realized capital gains (losses)	90,735	29,099	6,127
Realized capital gains (losses), net of income taxes and IMR	(3,354)	(40,813)	(6,580)
Net income (loss)	87,381	(11,714)	(453)

Changes in capital and surplus:
Change in unrealized capital gains (loss), net of tax	2,931	(6,621)	14,950
Change in deferred income taxes	(5,903)	(7,851)	14,838
Change in non-admitted assets	15,045	(10,484)	(10,782)
Change in asset valuation reserve	(12,890)	21,414	1,294
Change in surplus notes	26	26	26
Dividends to stockholder	(20,000)	—	(60,000)
Other surplus changes, net	14,450	(13,796)	(11,157)
Merger adjustments	—	(4,098)	(32,328)
Capital contribution	—	—	17,000
Net increase (decrease) in capital and surplus	81,040	(33,124)	(66,612)
Capital and surplus, beginning of year	295,338	328,462	395,074
Capital and surplus, end of year	$376,378	$295,338	$328,462

The accompanying notes are an integral part of these financial statements.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Statements of Cash Flows
(in thousands)

	For the Years Ended December 31,
	2021	2020	2019
Cash provided by (used for) operations:
Premiums	$357,324	$386,925	$450,593
Investment and other income	923,243	615,274	635,718
Claims and benefits	(1,326,302)	(1,133,784)	(1,206,933)
Dividends paid	(100,329)	(123,147)	(117,317)
Commissions and other expenses	(117,719)	(116,323)	(137,648)
Net transfers from separate accounts	198,895	159,392	161,516
Federal income taxes recovered (paid)	6,453	(9,343)	(484)
Net cash provided by (used for) operations	(58,435)	(221,006)	(214,555)

Cash provided by (used for) investments:
Proceeds from sales, maturities and repayments of bonds	1,142,977	1,767,322	1,142,164
Proceeds from sales, maturities and repayments of stocks	64,015	61,027	95,822
Proceeds from sales, maturities and repayments of mortgage loans	35,373	6,989	4,485
Proceeds from sales, maturities and repayments of other invested assets	39,793	32,377	450,797
Proceeds from sales, maturities and repayments of other investments	—	14,292	5,449
Cost of bonds acquired	(949,095)	(1,160,128)	(1,051,817)
Cost of stocks acquired	(16,958)	(241,290)	(59,117)
Cost of mortgage loans acquired	(105,805)	(106,217)	(136,520)
Cost of other invested assets acquired	(91,518)	(72,653)	(170,339)
Cost of other investments acquired	(12,414)	(3,252)	(2,969)
Net decrease (increase) in contract loans	(24,258)	(30,510)	(9,356)
Net cash provided by (used for) investments	82,110	267,957	268,599

Cash provided by (used for) financing and miscellaneous sources:
Capital and paid-in surplus	—	—	17,000
Net deposits (withdrawals) of deposit-type contracts	(49,978)	(11,916)	(29,770)
Dividends to stockholder	(20,000)	—	(60,000)
Other cash provided (applied)	(29,551)	(1,720)	24,201
Net cash provided by (used for) financing and miscellaneous uses	(99,529)	(13,636)	(48,569)
Net increase (decrease) in cash and short-term investments	(75,854)	33,315	5,475
Cash and short-term investments, beginning of year	151,011	117,696	112,221
Cash and short-term investments, end of year	$75,157	$151,011	$117,696

The accompanying notes are an integral part of these financial statements.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements
(in thousands except where noted in millions)

1.     Description of Business

Nassau Life Insurance Company (“NNY” or the “Company”), domiciled in the State of New York, is a wholly-owned subsidiary of the Nassau Companies of New York (“NCNY” or the “Parent”) and an indirect subsidiary of Nassau Financial Group, L.P. (“Nassau”). Nassau is a financial services company providing life insurance and annuities, reinsurance and asset management.

On July 1, 2020, NNY completed its acquisition of 100% of the outstanding common stock of Foresters Financial Holding Company, Inc. and Foresters Life Insurance and Annuity Company (“FLIAC” or “Foresters”) from The Independent Order of Foresters, after receipt of insurance regulatory approval by the NYDFS. Effective July 8, 2020, FLIAC merged into NNY pursuant to a merger agreement with NNY as the surviving entity. In accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 68, Business Combinations and Goodwill, the acquisition was treated as a statutory merger. Under the statutory merger method of accounting, the former statutory bases of accounting for FLIAC were retained, and the accounts of NNY were restated to include the accounts of FLIAC. FLIAC was a provider of life insurance and annuity products with more than 100,000 policyholders throughout the United States and over $2.6 billion in assets. This acquisition provides scale benefits to the Company and supports continued focus on building the Nassau franchise.

NNY is a provider of life insurance and annuity products. The Company’s life insurance products include whole life, universal life, variable universal life, variable life and other insurance products. NNY offers single-life and multiple-life products. Most of the Company’s whole life policies were written prior to its demutualization in 2001 and are part of a closed block (the “Closed Block”) of existing in-force traditional participating life insurance business established at the time of the demutualization to protect the future dividends of these policyholders. The Company also offers annuity products including both deferred and immediate varieties. Deferred annuities accumulate for a number of years before periodic payments begin and enable the contract owner to save for retirement and provide options that protect against outliving assets during retirement. Immediate annuities are purchased by means of a single lump sum payment and begin paying periodic income within the first year.

2.    Summary of Significant Accounting Policies

Basis of presentation

The significant accounting policies, which are used by NNY in the preparation of the statutory financial statements, are described below.

These financial statements are prepared on the basis of accounting practices (“STAT”) prescribed or permitted by the New York Department of Financial Services (“NYDFS”). These practices are predominately promulgated by the National Association of Insurance Commissioners (the “NAIC”). The Company, with the explicit permission of the NYDFS, was granted an exemption from the implementation of Principles Based Reserving (“PBR”) under Regulation 213 for its life reserves on term conversion policies issued in 2021. This exemption had no impact to the Company’s financial statements.

These practices differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). The major differences from U.S. GAAP practices are as follows:

•The costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred for STAT and are capitalized as deferred acquisition costs (“DAC”) and then amortized for U.S. GAAP.
•Statutory concepts such as non-admitted assets, asset valuation reserve and interest maintenance reserve are recognized only for STAT.
•Bonds are primarily carried at amortized cost for STAT and at fair value for U.S. GAAP.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
•For certain deposit-type contracts in the accumulation stage and for annuity products, deposits are reported as annuity considerations (a revenue item) for statutory reporting, while U.S. GAAP reports these as deposits via the balance sheet.
•For STAT, wholly owned subsidiaries are not consolidated, but subsidiary earnings and losses and other changes in capital and surplus are accounted for as unrealized gains and losses. Dividends received from subsidiaries are treated as investment income. For U.S. GAAP, results of wholly owned subsidiaries are consolidated.
•Under STAT, for universal life, variable life, interest sensitive life, variable universal life policies and variable annuity contracts, premiums or deposits are recognized as revenue and withdrawals are recognized as surrender benefits. Benefits, losses and related expenses are matched with premiums over the related contract periods. For U.S. GAAP, amounts received as payments for universal life, variable life, variable universal life and other investment-type contracts are considered deposits and are not included in premiums. Withdrawals taken from these contracts are generally considered returns of policyholder account balances and are not included in surrender benefits for U.S. GAAP.
•Statutory reserves are based on different assumptions than they are under U.S. GAAP.
•For STAT, the cost of employee pension benefits, including prior service costs, is recognized as the employer contributions are made to fund the costs.
•Assets and liabilities are reported net of reinsurance balances for STAT and gross for U.S. GAAP.
•Surplus notes issued by the Company are recorded as a component of surplus for STAT and as debt for U.S. GAAP.
•The statutory provision for federal income taxes represents estimated amounts currently payable based on taxable income or loss reported in the current accounting period as well as changes in estimates related to prior year taxes. Deferred income taxes are provided in accordance with SSAP No. 101, Income Taxes, a Replacement of SSAP No. 10R and SSAP No. 10, and changes in deferred income taxes are recorded through surplus. SSAP 101 adopts the U.S. GAAP valuation allowance standard and also limits the recognition of deferred tax assets (“DTAs”) based on certain admissibility criteria. The U.S. GAAP provision would include a provision for taxes currently payable as well as deferred taxes, both of which would be recorded in the income statement. Under SSAP 101, in conjunction with SSAP 5R as modified to replace the “probable” standard with a “more likely than not” standard, companies must establish a liability related to uncertain tax positions where management determines that it is more likely than not a claimed tax benefit would not be sustained if audited. SSAP 101 specifically rejects the corresponding U.S. GAAP guidance. For U.S. GAAP, the Company accounts for income taxes in accordance with Accounting Standards Codification (“ASC”) 740, Accounting for Income Taxes. Income tax expense or benefit is recognized based upon amounts reported in the financial statements and the provisions of currently enacted tax laws. Deferred tax assets and/or liabilities are determined by multiplying the differences between the financial reporting and tax reporting bases for assets and liabilities by the enacted tax rates expected to be in effect when such differences are recovered or settled. Valuation allowances on deferred tax assets are recorded to the extent that management concludes that it is more likely than not that an asset will not be realized. We assess all significant tax positions to determine if a liability for an uncertain tax position is necessary and, if so, the impact on the current or deferred income tax balances.
•merged entities’ financial statements are restated as if the merger occurred at the beginning of the earliest period presented; and
•acquired entities are carried at statutory book value with the difference between purchase price and book value recorded directly against statutory surplus.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change, including matters related to or impacted by the COVID-19 pandemic, such as the possibility for elevated mortality and investment market volatility. Actual results will differ from those estimates. Significant estimates and assumptions are made in the determination of insurance and contract-holder liabilities, income taxes, contingencies and valuation allowances for invested assets are discussed throughout the Notes to Statutory Financial Statements. To be consistent with the current year presentation, certain prior year reclassifications have been made.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Recent accounting pronouncements

In 2020, the NAIC adopted substantive revisions to SSAP No. 32, Preferred Stock, and the corresponding Issue Paper, which update the statutory definition of preferred stock and clarify the measurement and impairment guidance for investments in preferred stock pursuant to the overall objectives of the NAIC’s investment classification project. We adopted these revisions as of their January 1, 2021 effective date and they did not have a material impact on the Company’s financial position or results of operations.

The Company did not adopt any accounting standards during 2021 that had a material impact on these financial statements.

Going concern

Management has evaluated the Company’s ability to continue as a going concern and concluded that there is not substantial doubt about the Company’s ability to continue as a going concern.

Liquidity and regulatory capital requirements

NCNY serves as the holding company for NNY and does not have any significant operations of its own. In addition to existing cash and securities, the holding company’s primary source of liquidity consists of dividends from NNY. Dividends to the Parent from NNY are limited under the insurance company laws of New York.

NNY is required to report RBC under the insurance company laws of New York. RBC is based on a formula calculated by applying factors to various assets, premium and statutory reserve items taking into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. The insurance laws give the states explicit regulatory authority to require various actions by, or take various actions against, insurers whose total adjusted capital does not exceed certain RBC levels. NNY has RBC ratios in excess of the minimum levels required by the applicable insurance regulations.

NCNY committed to its insurance regulator to maintain NNY’s Company Action Level RBC at or above 300% and its surplus to policyholder reserves ratio (excluding separate accounts) at or above 3.5% through June 2023, during which time NNY can pay ordinary dividends without prior approval when those ratios are maintained. As of December 31, 2021, RBC was in excess of 300%, and the surplus to policyholder reserves ratio exceeded 3.5%

In addition to the statutory limitations on paying dividends, the Company also considers the level of statutory capital and RBC of the entity and other liquidity requirements.

New York Insurance Law allows a domestic stock life insurer to distribute an ordinary dividend where the aggregate amount of such dividend in any calendar year does not exceed the greater of 10% of its surplus to policyholders as of the immediately preceding calendar year or its net gain from operations for the immediately preceding calendar year, not including realized capital gains, not to exceed 30% of its surplus to policyholders as of the immediately preceding calendar year. The foregoing ordinary dividend can only be paid out of earned surplus, which is defined as an insurer’s positive unassigned funds, excluding 85% of the change in net unrealized gains or losses less capital gains tax for the preceding year. Under this section, an insurer cannot distribute an ordinary dividend in the calendar year immediately following a calendar year for which the insurer’s net gain from operations, not including realized capital gains, was negative. If a company does not have sufficient positive earned surplus to pay an ordinary dividend, an ordinary dividend can still be paid where the aggregate amount is the lesser of 10% of its surplus to policyholders as of the immediately preceding calendar year or its net gain from operations for the immediately preceding calendar year, not including realized capital gains. Based on this calculation, NNY has the capacity to pay dividends of $36.6 million in 2022. During the years ended December 31, 2021, 2020 and 2019, NNY declared and paid dividends of $20.0 million, $0 and $60.0 million, respectively, to its Parent.

NNY may have less flexibility to pay dividends to the parent company if the Company experiences declines in either statutory capital or RBC in the future.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Investments

Investments are recognized in accordance with methods prescribed by the NAIC.

Investments in bonds include public and private placement bonds and mortgage-backed securities. Bonds with an NAIC designation of 1-5 are carried at amortized cost using the interest method while those with an NAIC designation of 6 are carried at the lower of amortized cost or fair value. Mortgage-backed and structured securities are assigned an NAIC designation in accordance with SSAP No. 43R, Loan-Backed and Structured Securities. Amortized cost for mortgage-backed and structured securities is determined using the interest method, utilizing anticipated cash flows based upon prepayment assumptions. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. Amortization is adjusted for significant changes in estimated cash flows from the original purchase assumptions.

Redeemable preferred stock that has a NAIC designation of 1-3 is stated at amortized cost and those with a designation of 4-6 are carried at the lower of amortized cost or fair value. Mandatory convertible preferred, redeemable or perpetual and perpetual preferred stocks are carried at the lower of fair value or the current effective call price.

With the exception of the Company’s investment in Federal Home Loan Bank (“FHLB”) common stock, unaffiliated common stock is carried at fair value. The Company’s investment in FHLB common stock is carried at cost, which represents the price at which the FHLB will repurchase the stock.

Mortgage loans on real estate are carried at the outstanding principal balance, less any allowances for credit losses.

Contract loans are generally reported at their unpaid balances and are collateralized by the cash values of the related policies.

Short-term investments and cash equivalents are carried at amortized cost. NNY considers highly liquid investments purchased between ninety days and one year of maturity to be short-term investments and highly liquid investments purchased ninety days or less of maturity to be cash equivalents.

Other invested assets primarily include ownership interests in limited partnerships and limited liability companies. Interests in limited partnerships and limited liability companies are carried at cost adjusted for NNY’s equity in undistributed earnings or losses since acquisition, less allowances for other-than-temporary declines in value, based upon audited financial statements in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies. Recognition of net investment income occurs when cash distributions of income are received.

Investments in affiliates represent direct and indirect ownership in the common stock of subsidiaries.

Home office real estate is generally valued at depreciated cost. Depreciation of real estate is calculated using the straight-line method over the estimated lives of the assets (generally 40 years).

Realized capital gains and losses on investments are determined using the first-in, first-out method. Those realized capital gains and losses resulting from interest rate changes are deferred and amortized to income over the stated maturity of the disposed investment utilizing the Interest Maintenance Reserve (“IMR”) Grouped Method. Unrealized capital gains and losses, resulting from changes in the difference between cost and the carrying value of investments, are reflected in the Statements of Income and Changes in Capital and Surplus.

The Company’s accounting policy requires that a decline in the value of a bond or equity security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. In addition, for securities expected to be sold, an other-than-temporary impairment (“OTTI”) charge is recognized if the Company does not expect the fair value of a security to recover to its cost or amortized cost basis prior to the expected date of sale.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Securities that are in an unrealized loss position are reviewed at least quarterly to determine if an OTTI is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for securities not subject to SSAP 43R is other-than-temporary include: (a) the length of time and the extent to which the fair value has been less than cost or amortized cost, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, and (c) whether the debtor is current on contractually obligated payments.

For securities that are not subject to SSAP 43R, if the decline in value of a bond or equity security is other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security. Impairment losses are recorded through the IMR.

For certain securitized financial assets with contractual cash flows (including asset-backed securities), SSAP 43R requires the Company to periodically update its best estimate of cash flows over the life of the security. If management determines that its best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment are less than its amortized cost, then an OTTI charge is recognized equal to the difference between the amortized cost and the Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment. The Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment becomes its new cost basis. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. As a result, actual results may differ from estimates. In addition, if the Company does not have the intent and ability to hold a security subject to the provisions of SSAP 43R until the recovery of value, the security is written down to fair value.

Loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. In a troubled debt restructuring where the Company receives assets in full or partial satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. Any remaining loan is evaluated prospectively for impairment. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans.

Derivatives

Interest Rate Swaps

An interest rate swap is an agreement between two parties to exchange cash flows in the future. Typically, one of the cash flow streams is based on a fixed interest rate set at the inception of the contract, and the other is a floating rate indexed to a reference rate that resets periodically. At the outset of the contract, generally, there is neither an exchange of cash nor a payment of principal by the parties; hence the term “notional principal.” At each settlement date, the fixed and floating interest rates times the notional principal determine the cash flows to be exchanged, and the resulting net payment amount between these interest cash flows is made from one party to the other.

The Company uses interest rate swaps to hedge against market risks in assets or liabilities from substantial changes in interest rates. In an interest rate swap, the Company agrees with another party (referred to as the counterparty) to exchange cash flows at specified intervals for a set length of time, based on the specified notional principal amount.

The Company uses interest rate swaps to hedge exposure to changes in interest rates. The Company uses interest rate swaps to manage interest rate exposure to certain floating rate available-for-sale debt securities where the terms or expected cash flows of the hedged item closely match the terms or expected cash flows of the swap.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Foreign Currency Forwards

The Company uses foreign currency forwards to hedge against market risks from changes in foreign currency exchange rates. Currency forward contracts are used to hedge our CLO asset exposure denominated in a foreign (EUR) currency back to U.S. dollars. Under foreign currency forwards, we agree with another counterparty to lock in the exchange rate for the purchase or sale of a currency on a future date.

The unrealized gain(loss) for non-qualified hedges representing foreign currency forwards was ($0.1) million, $0 and $0 for the years ended December 31, 2021, 2020 and 2019, respectively.

The Company had derivatives accounted for as cash flow hedges of forecasted transactions and no derivative contracts with financing premiums.

Net investment income

Net investment income primarily represents interest and dividends received or accrued on bonds, common and preferred stock, short-term investments, mortgage loans and real estate. It also includes amortization of any purchase premium or discount using the interest method, adjusted retrospectively for any change in estimated yield-to-maturity. For partnership investments, income is earned when cash distributions of income are received. Investment income due and accrued that is deemed uncollectible is charged against net investment income in the period such determination is made, while investment income greater than 90 days past due is non-admitted and charged directly to surplus. There was $0.7 million and $1.2 million due and accrued investment income non-admitted at December 31, 2021 and 2020, respectively.

Non-admitted assets

In accordance with regulatory requirements, certain assets, including certain receivables, certain investments in limited liability companies, certain deferred tax assets, prepaid expenses and furniture and equipment, are not allowable and must be charged against surplus and are reported in the Statements of Income and Changes in Capital and Surplus. Total non-admitted assets at December 31, 2021 and 2020 were $59.8 million and $74.9 million, respectively. Changes for the years ended December 31, 2021, 2020 and 2019 increased (decreased) surplus by $15.0 million, $10.5 million and $(10.8) million, respectively.

Separate accounts

Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of NNY. The assets are carried at fair value and the liabilities are set equal to the assets. Net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

Appreciation or depreciation of NNY’s interest in the separate accounts, including undistributed net investment income, is reflected in net investment income. Contractholders’ interests in net investment income and realized and unrealized capital gains and losses on separate account assets are not reflected in net income.

NNY’s separate account products include variable annuities and variable life insurance contracts. Many of NNY’s contracts offer various guaranteed minimum death, accumulation, withdrawal and income benefits. The Company currently reinsures a significant portion of the death benefit guarantees associated with its in-force block of business. Reserves for the guaranteed minimum death, accumulation, withdrawal and income benefits are determined in accordance with NYDFS Insurance Regulation 213 (“Reg 213”).

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Insurance liabilities

Benefit and loss reserves, included in reserves for future policy benefits, are established in amounts adequate to meet estimated future obligations on policies in force. Benefits to policyholders are charged to operations as incurred.

Reserves for future policy benefits are determined using assumed rates of interest, mortality and morbidity consistent with statutory requirements. Most life insurance reserves for which the 1958 CSO and 1980 CSO mortality tables are used as the mortality basis are determined using a modified preliminary term reserve method. The net level premium method is used in determining life insurance reserves based on earlier mortality tables. For certain products issued on or after January 1, 2000, NNY adopted the 20 year select factors in the NAIC Valuation of Life Insurance Policies Model Regulation for both the basic and the deficiency reserve, and NNY’s X factors for the deficiency reserve. Annuity reserves principally use Actuarial Guideline (“AG”) 33 and Reg 213 to calculate reserve balances. AG33 uses prescribed methods and assumptions to determine the minimum statutory reserves. Reg 213, which was effective beginning in 2020, requires that reserves for contracts are based on the greater of the Standard Scenario Amount (“SSA”) and the Valuation Manual Section 21 (“VM-21”) reserve, which uses stochastic projections under company and prescribed assumptions to determine the final reserve. The Company holds reserves greater than those developed under the minimum statutory reserving rules when it is determined that the minimum statutory reserves are inadequate. Actual results could differ from these estimates and may result in the establishment of additional reserves. The Company monitors actual experience and, where circumstances warrant, revises assumptions and the related estimates for policy reserves.

As of December 31, 2021, the Company calculated its reserves for variable annuity products under Reg 213 with the VM-21 reserve exceeding the SSA. As of December 31, 2020, the Company calculated its reserves for variable annuity products under Reg 213 with the SSA exceeding the VM-21 reserve.

Claim and loss liabilities, included in reserves for future policy benefits, are established in amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

Fees associated with separate accounts and other miscellaneous income

Fees consist of contract charges assessed against the fund values and are recognized, when earned.

Premium income and related expenses

Generally, premium income and annuity consideration for fixed payment policies are recognized as income when due and premium income and annuity considerations for variable payment policies or contracts is recognized as income when paid. Related underwriting expenses, commissions and other costs of acquiring the policies and contracts are charged to operations as incurred. For certain deposit-type variable contracts in the accumulation stage, NNY reports deposits as revenues and withdrawals as benefits. This method of reporting applies to deposits and withdrawals for both general account activity and transfers to/from the separate accounts.

Stockholder dividends

During 2021, 2020 and 2019, the Company paid cash dividends of $20.0 million, $0 and $60.0 million, respectively, to its Parent.

Reinsurance

NNY utilizes reinsurance agreements to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks and provide additional capacity for growth. Reinsurance arrangements do not relieve the Company as primary obligor for policyholder liabilities.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Assets and liabilities related to reinsurance ceded contracts are reported on a net basis.

Policyholder dividends

Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in the earnings of NNY. The amount of policyholder dividends to be paid is determined annually by NNY’s Board of Directors. The aggregate amount of policyholder dividends is related to the actual interest, mortality, morbidity and expense experience for the year and NNY’s judgment as to the appropriate level of statutory surplus to be retained (see Note 3 – “Significant Transactions, Closed Block”).

Income taxes

The Company is included in the consolidated federal income tax return of NC and its subsidiaries. The method of allocation among affiliates of the Company is subject to written agreement approved by the Board of Directors and based upon separate return calculations with current credit for net losses to the extent the losses provide a benefit in the consolidated tax return.

Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. Deferred tax assets are admitted in accordance with the admissibility test prescribed by SSAP 101. The change in deferred tax is recorded as a component of surplus.

Employee benefit plans

NCNY sponsors a non-contributory, qualified defined benefit pension plan (“Pension Plan”). Retirement benefits are a function of both years of service and level of compensation. NCNY also sponsors a non-qualified supplemental defined benefit plan (“Supplemental Plan”) to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. NCNY’s funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974 (“ERISA”). NCNY also provides certain health care and life insurance benefits for active employees.

The Company participates in the Pension Plan and Supplemental Plan. For purposes of statutory accounting, the Company has no legal obligation for benefits under these plans. The Company’s share of net expenses for these plans was $9.1 million, $7.2 million and $5.7 million for 2021, 2020 and 2019, respectively.

Nassau employees are covered by a qualified defined contribution plan sponsored by NCNY. NCNY’s match percentage is dollar for dollar to a maximum of 5% of eligible 401(k) earnings. The Company’s contribution for the plan was $0.9 million, $1.0 million and $1.1 million for 2021, 2020 and 2019, respectively.

The Company historically provided certain other postretirement benefits to retired employees through a plan sponsored by NCNY. For purposes of statutory accounting, the Company has no legal obligation for benefits under this plan. The Company had net benefits of $0, $0 and $0.2 million for 2021, 2020 and 2019, respectively.

Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits and the net assets of the plans available for benefits is omitted, as the information is not separately calculated for NNY’s participation in the plans. NCNY, the plan sponsor, establishes an accrued liability and charges any applicable employee benefit expenses to NNY through a cost allocation process. Effective March 31, 2010, all benefit accruals under the funded and unfunded defined benefit plans were frozen.

Surplus

The portion of unassigned surplus represented or (reduced) by cumulative unrealized gains (losses) was $26.3 million, $7.4 million and $56.9 million as of December 31, 2021, 2020 and 2019, respectively.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Pursuant to SSAP No. 72, Surplus and Quasi-Reorganizations, in accordance with the change in control discussed in Footnote 1, the Company reclassified its negative unassigned surplus balance of $896.9 million to gross paid-in and contributed surplus as of June 30, 2016, which had the effect of setting the Company’s statutory unassigned surplus to zero as of this date. This change in accounting was approved by the NYDFS. This change had no immediate impact on dividend capacity and no impact to risk based capital.

Non-cash items

The Statements of Cash Flows exclude non-cash items, such as the following:

•Non-cash investment transactions, such as tax-free exchanges;
•Accretion of amortization or accrual of discount for investments;
•Depreciation expense;
•Modified coinsurance (“MODCO”) reinsurance adjustments, including inception ceded/assumed premium amounts; and
•Accruals of capital contributions approved by the domiciliary commissioner.

The Statements of Cash Flows exclude the following significant non-cash items for the years ended December 31, 2021, 2020 and 2019:

•$11.8 million, $68.2 million and $82.7 million of non-cash investment exchanges as of December 31, 2021, 2020 and 2019, respectively.

3.    Significant Transactions

Closed block

On the date of demutualization, NNY established the closed block for the benefit of holders of certain individual participating life insurance policies and annuities of NNY for which NNY had a dividend scale payable at the time of demutualization. Assets were allocated to the closed block in an amount that will produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies. This includes, but is not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect at the time of demutualization, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if such experience changes. The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect at the time of demutualization had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in force.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The excess of closed block liabilities over closed block assets at the effective date of the demutualization represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, NNY will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, NNY will recognize only the actual earnings in income.

The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders’ benefits, policyholder dividends, premium taxes and income taxes. The principal income and expense items excluded from the closed block are management, maintenance, commission and certain investment expenses of the closed block.

Foresters acquisition and merger

After NNY completed its 2020 acquisition of FLIAC, FLIAC was merged with and into NNY pursuant to a merger agreement with NNY as the surviving entity. In accordance with SSAP No. 68, Business Combinations and Goodwill, the acquisition was treated as a statutory merger. Income of the combined reporting entity is required to include income of the constituents for the entire fiscal period in which the combination occurs and the balance sheet and the statements of operations for all years presented shall be restated, as required by SSAP No. 3, Accounting Changes and Corrections of Errors. The statements of operations and cash flow were restated for 2020 and 2019. Refer below to Note 20 – “The Merger” for further details regarding the merger and restatement. All 2020 and 2019 amounts in the Notes to the Statutory Financial Statements were restated to reflect the statutory merger, unless otherwise indicated.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
4.    Investments

Information pertaining to NNY’s investments, net investment income and capital gains and losses on investments follows.

Bonds, common stock and preferred stock

The carrying value and fair value of investments in bonds, common and preferred stock as of December 31, 2021 were as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

U.S. government	$323,404	$1,333	$(18,765)	$305,972
All other governments	102,825	8,621	(649)	110,797
States, territories and possessions	29,107	4,883	—	33,990
Political subdivisions of states, territories and possessions	74,793	12,116	—	86,909
Special revenue	406,028	47,261	(1,385)	451,904
Industrial and miscellaneous (unaffiliated)	4,531,339	576,238	(6,384)	5,101,193
Parent, subsidiaries and affiliates	35,600	1,386	(557)	36,429
Hybrid securities	136,111	6,946	(1,492)	141,565
Mortgage-backed and asset-backed securities	1,521,652	50,670	(32,993)	1,539,329
Total bonds	$7,160,859	$709,454	$(62,225)	$7,808,088

Preferred stock	$54,061	$1,339	$—	$55,400
Common stock	$34,209	$—	$—	$34,209

The carrying value and fair value of investments in bonds, common and preferred stock as of December 31, 2020 were as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

U.S. government	$302,360	$2,193	$(10,059)	$294,494
All other governments	69,891	12,073	(279)	81,685
States, territories and possessions	30,490	6,660	—	37,150
Political subdivisions of states, territories and possessions	82,150	14,268	(22)	96,396
Special revenue	474,939	59,360	(84)	534,215
Industrial and miscellaneous (unaffiliated)	3,826,516	613,775	(8,619)	4,431,672
Parent, subsidiaries and affiliates	16,502	140	(3,049)	13,593
Hybrid securities	137,620	11,246	(2,166)	146,700
Mortgage-backed and asset-backed securities	2,454,339	219,989	(46,349)	2,627,979
Total bonds	$7,394,807	$939,704	$(70,627)	$8,263,884

Preferred stock	$66,459	$7,256	$(3)	$73,712
Common stock	$54,829	$—	$—	$54,829

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The gross unrealized capital gains (losses) on bonds and preferred stock were not reflected in surplus for the years ended December 31, 2021 and 2020.

The aging of temporarily impaired general account debt securities as of December 31, 2021 was as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government	$124,894	$(3,251)	$87,393	$(15,514)	$212,287	$(18,765)
All other governments	14,773	(239)	3,589	(410)	18,362	(649)
Political subdivisions	—	—	—	—	—	—
Special revenue	29,861	(1,110)	4,802	(275)	34,663	(1,385)
Industrial and miscellaneous (unaffiliated)	166,432	(3,665)	34,032	(2,719)	200,464	(6,384)
Parent, subsidiaries and affiliates	893	(10)	7,988	(547)	8,881	(557)
Hybrid securities	5,858	(58)	22,014	(1,434)	27,872	(1,492)
Mortgage-backed and asset-backed securities	374,538	(9,476)	146,279	(23,517)	520,817	(32,993)
Total bonds	$717,249	$(17,809)	$306,097	$(44,416)	$1,023,346	$(62,225)
Number of positions at unrealized loss		310		81		391

The Company reported $10.4 million and $25.6 million of gross unrealized gains and $(0.3) million and $0.5 million of gross unrealized losses related to common stock for the periods ended December 31, 2021 and 2020, respectively, which reflected the difference between cost and fair value for common stock. For the period ended December 31, 2021, the fair value of common stock securities in a continuous unrealized loss position for less than 12 months was $1.7 million with unrealized losses of $0.3 million and the fair value of common stock securities in a continuous unrealized loss position for greater than 12 months was $0 with unrealized losses of $0.

At December 31, 2021, there are 21 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months. Below investment grade unrealized losses greater than 12 months are $4.9 million. Securities in an unrealized loss position for over 12 months consisted of 81 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor do we believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, we expect to recover the entire amortized cost basis of these securities. In our evaluation of each security, management considered the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The aging of temporarily impaired general account debt securities as of December 31, 2020 was as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government	$109,417	$(10,059)	$—	$—	$109,417	$(10,059)
All other governments	5,135	(279)	—	—	5,135	(279)
Political subdivisions	1,007	(22)	—	—	1,007	(22)
Special revenue	11,519	(84)	—	—	11,519	(84)
Industrial and miscellaneous (unaffiliated)	86,194	(8,607)	9,561	(12)	95,755	(8,619)
Parents, subsidiaries and affiliates	7,139	(1,478)	4,909	(1,571)	12,048	(3,049)
Hybrid securities	6,242	(63)	22,290	(2,103)	28,532	(2,166)
Mortgage-backed and asset-backed securities	509,488	(25,829)	137,178	(20,520)	646,666	(46,349)
Total bonds	$736,141	$(46,421)	$173,938	$(24,206)	$910,079	$(70,627)
Number of positions at unrealized loss		256		67		323

For the period ended December 31, 2020, the fair value of common stock securities in a continuous unrealized loss position for less than 12 months was $0.9 million with unrealized losses of $0.2 million. The Company had $2.2 million common stock securities in a continuous unrealized loss position for greater than 12 months with unrealized losses of $0.3 million.

As of December 31, 2020, there are 8 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months. Below investment grade unrealized losses greater than 12 months are $2.0 million. Securities in an unrealized loss position for over 12 months consisted of 67 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor do we believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, we expect to recover the entire amortized cost basis of these securities. In our evaluation of each security, management considered the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

The carrying value and fair value of bonds as of December 31, 2021 by maturity are shown below.

	Carrying Value	Fair Value

Due in one year or less	$230,934	$233,065
Due after one year through five years	1,557,164	1,616,554
Due after five years through ten years	1,758,521	1,874,919
Due after ten years	3,614,240	4,083,550
Total	$7,160,859	$7,808,088

Corporate bonds are shown based on contractual maturity or contractual sinking fund payments. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties, or NNY may have the right to put or sell the obligations back to the issuers. Mortgage-backed and asset-backed securities (“ABS”) are not due at a single maturity date and therefore are shown based on the expected cash flows of the underlying loans, which includes estimates of anticipated future prepayments.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The carrying values of securities other-than-temporarily impaired during the year were $15.3 million and $14.8 million as of December 31, 2021 and 2020, respectively. OTTIs were $27.8 million, $33.2 million and $19.1 million in 2021, 2020 and 2019, respectively.

Internal and external prepayment models, which are widely accepted by the industry, are used in calculating the effective yield used in determining the carrying value of mortgage-backed and asset-backed securities. The retrospective method is applied in determining the prepayment adjustment.

Loan-backed securities

The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date, where historical cash flows are not readily available.

Prepayment assumptions for loan-backed structured securities were obtained from industry prepayment models or internal estimates. These assumptions are consistent with current interest rates and the economic environment. The retrospective adjustment method is used to value these securities.

In 2021, 2020 and 2019, the Company had no OTTI recognized because the present value of cash flows expected to be collected is greater than the amortized cost basis of the securities.

Real estate

Real estate, which represents the home office used in Nassau’s operations, carried net of accumulated depreciation, as of December 31 is summarized below:

	2021	2020

Real estate	$29,164	$31,540
Total real estate	$29,164	$31,540

Mortgage loans

The Company invests in mortgage loans that are collateralized by commercial properties, including multi-family residential buildings, which are managed as a single class of commercial mortgage loans. Mortgage loans are stated at original cost, net of principal payments and amortization. The Company segregates its portfolio by property type and geographic location. As of December 31, 2021 and 2020, the Company had $568.9 million and $499.0 million, respectively, in mortgage loans. The allowance for loan losses at December 31, 2021 and 2020 were $1.5 million and 1.5 million, respectively.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The following tables reflect the distribution of mortgage loans by property type as of December 31:

	2021	2020
	(in millions)

Industrial	$55.3	$50.9
Multifamily	146.6	102.0
Office	87.5	103.3
Retail	140.1	130.3
Self-storage	44.1	22.8
Warehouse	46.5	52.7
Other	50.3	38.5
Total mortgage loans	570.4	500.5
Less: Allowance for loan losses	1.5	1.5
Net mortgage loans	$568.9	$499.0

The following tables reflect the distribution of mortgage loans by geographic region as of December 31:

	2021	2020
	(in millions)

East North Central	$90.4	$64.6
Middle Atlantic	26.1	26.9
Mountain	84.8	69.6
New England	15.5	3.1
Pacific	136.6	133.5
South Atlantic	117.4	102.1
West North Central	17.8	24.4
West South Central	81.8	76.3
Total mortgage loans	570.4	500.5
Less: Allowance for loan losses	1.5	1.5
Net mortgage loans	$568.9	$499.0

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The following table summarizes our commercial mortgage loan portfolio, net of allowance, loan-to-value (“LTV”) ratios and debt-service coverage (“DSC”) ratios using available data as of December 31. The ratios are updated as information becomes available.

	December 31, 2021
	DSC Ratios
($ in millions)	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$119.6	$17.2	$23.9	$5.7	$—	$—	$166.4
50% - 60%	64.7	19.3	62.3	22.8	12.9	—	181.9
60% - 70%	72.0	14.5	25.8	22.5	—	—	134.9
70% - 80%	50.3	—	—	14.6	—	6.4	71.3
80% and greater	—	—	—	—	6.0	8.4	14.4
Total	$306.6	$51.0	$112.0	$65.7	$19.0	$14.7	$568.9

	December 31, 2020
	DSC Ratios
($ in millions)	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$96.3	$—	$18.3	$26.8	$—	$—	$141.4
50% - 60%	78.9	6.2	61.3	30.5	11.6	—	188.6
60% - 70%	16.5	6.8	56.1	—	6.2	—	85.6
70% - 80%	6.2	19.0	43.3	—	—	—	68.4
80% and greater	—	—	—	8.2	6.7	—	15.0
Total	$197.8	$32.0	$179.1	$65.5	$24.5	$—	$499.0

LTV and DSC ratios are measures frequently used in commercial real estate to determine the quality of a mortgage loan. The LTV ratio is a comparison between the current loan balance and the value assigned to the property and is expressed as a percentage. If the LTV is greater than 100%, this would indicate that the loan amount exceeds the value of the property.

The DSC ratio compares the property’s net operating income to its mortgage debt service payments. If the debt service coverage ratio is less than 1.0x, this would indicate that the property is not generating enough income after expenses to cover the mortgage payment. Therefore, a higher debt service coverage ratio could indicate a better quality loan.

To monitor credit quality, the Company primarily uses RBC code, which is the risk category used in the RBC calculation that is based on debt service coverage ratio and loan-to-value. The codes range from CM1 to CM7, with CM1 being the most stable. The Company holds $456.2 million CM1 loans and $114.2 million CM2 loans as of December 31, 2021. The Company held $373.5 million CM1 loans, $104.5 million CM2 loans and $22.5 million CM3 loans as of December 31, 2020. The maximum percentage of any one loan to the value of the collateral security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, acquired during 2021 and 2020 was 100% and 100%, respectively. As of December 31, 2021 and 2020, all loans were current.

During 2021, the minimum and maximum lending rates for mortgage loans were 3.2% and 5.5% respectively. There were no taxes, assessments, or amounts advanced not included in the mortgage loan total. There were no impairments on mortgage loans or any loans derecognized as a result of foreclosure for the years ended December 31, 2021, 2020 and 2019.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Other invested assets

Other invested assets as of December 31 are summarized below:

	2021	2020

Private equity	$92,374	$59,932
Mezzanine partnerships	17,167	12,302
Infrastructure funds	5,712	7,613
Hedge funds	430	7,697
Collateralized fund obligation	90,418	97,481
Mortgage and real estate	5,984	119
Direct equity	143,499	126,361
Credit funds	43,108	31,589
Other alternative assets	77,444	78,839
Total other invested assets	$476,136	$421,933

The Company has unfunded commitments related to its investments in limited partnerships in the amount of $118.3 million and $103.7 million as of December 31, 2021 and 2020, respectively. The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of its admitted assets.

Derivative instruments

Derivative instruments as of December 31 are summarized below:

	2021	2020
	(in thousands)
Swaps:
Notional amount	$300,000	$250,000
Fair value	$(13,279)	$(1,150)
Carrying value	$—	$—

Foreign currency forwards:
Notional amount	$11,880	$—
Fair value	$(102)	$—
Carrying value	$(102)	$—

NNY is exposed to credit risk in the event of nonperformance by counterparties to these financial instruments. NNY does not expect its counterparties to fail to meet their financial obligations because the Company contracts with highly rated counterparties. The credit exposure of these instruments is the positive market value at the reporting date. Management of NNY considers the likelihood of any material loss due to credit risk on these guarantees, interest rate swaps or floors to be remote.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Restricted assets

Restricted assets (including pledged) relate mainly to statutory requirements of various jurisdictions, FHLB Stock and derivative collateral. Restricted assets were $36.1 million and $6.1 million as of December 31, 2021 and 2020, respectively. These are included as assets on the Statements of Admitted Assets, Liabilities, and Capital and Surplus.

The Company is a member of the FHLB of Boston. Membership with the FHLB is part of the Company’s strategy to access funds to support various spread-based businesses and enhance liquidity management. The Company has determined the estimated maximum borrowing capacity as $699.5 million. The Company calculated this amount in accordance with New York Consolidated Laws, Insurance Law - ISC § 1411. Authorization of, and Restrictions on, 1nvestments, whereby the loan shall not exceed, when the loan is made, 5% of its admitted assets as shown by its last sworn statement to the superintendent. During 2021, the Company had no amounts of collateral pledged or borrowed. As of December 31, 2021, the Company had no outstanding borrowings with the FHLB and no amounts pledged. The Company owned $2.1 million and $2.6 million of FHLB capital stock as of December 31, 2021 and 2020, respectively, which was not eligible for redemption.

5GI Securities

NAIC 5GI is assigned by an insurance company to certain obligations that meet all of the following criteria: (1) documentation necessary to permit a full credit analysis of a security by the NAIC Securities Valuation Office (“SVO”) does not exist or an NAIC Credit Rating Provider (“CRP”) credit rating for a Filing Exemption (“FE”) or Private Letter (“PL”) security is not available; and (2) the issuer or obligor is current on all contracted interest and principal payments; and (3) the insurer has an actual expectation of ultimate payment of all contracted interest and principal.

5GI securities as of December 31 are summarized below:

	Number of 5GI Securities		Aggregate BACV		Aggregate Fair Value
	Current Year	Prior Year	Current Year	Prior Year	Current Year	Prior Year
Investment
(1) Bonds - Amortized Cost	13	7	$9,749	$4,188	$12,642	$3,790
(2) Loan-backed and structured securities - Amortized Cost	—	—	—	—	—	—
(3) Preferred Stock - Amortized Cost	1	—	1,338	—	1,740	—
(4) Preferred Stock - Fair Value	8	—	9,392	—	9,392	—
(5) Total (1+2+3+4)	22	7	$20,479	$4,188	$23,774	$3,790

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Concentrations of credit risk of financial instruments

Credit exposure related to issuers and derivatives counterparties is inherent in investments and derivative contracts with positive fair value or asset balances. We manage credit risk through the analysis of the underlying obligors, issuers and transaction structures. We review our debt security portfolio regularly to monitor the performance of obligors and assess the stability of their credit ratings. We also manage credit risk through industry and issuer diversification and asset allocation. We classify debt securities into investment grade and below-investment-grade securities based on ratings prescribed by the NAIC. In a majority of cases, these classifications will coincide with ratings assigned by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”); however, for certain structured securities, the NAIC designations may differ from NRSRO designations based on the amortized cost of the securities in our portfolio. Maximum exposure to an issuer or derivative counterparty is defined by quality ratings, with higher quality issuers having larger exposure limits. As of December 31, 2021, we were not exposed to the credit concentration risk of any issuer other than U.S. government and government agencies backed by the faith and credit of the U.S. government, defined as exposure greater than 10% of total admitted assets. The top five largest exposures were Anheuser-Busch Company, Berkshire Hathaway Inc., Amazon.com Inc., Prudential Financial Inc. and Oracle Corporation. We monitor credit exposures by actively monitoring dollar limits on transactions with specific counterparties. We have an overall limit on below-investment-grade rated issuer exposure. Additionally, the creditworthiness of counterparties is reviewed periodically. We use ISDA Master Agreements with derivative counterparties which may include Credit Support Annexes with collateral provisions to reduce counterparty credit exposures. To further mitigate the risk of loss on derivatives, we only enter into contracts in which the counterparty is a financial institution with a rating of A or higher from at least one NRSRO.

Net investment income

The principal components of net investment income for the years ended December 31 were as follows:

	2021	2020	2019

Bonds	$321,875	$344,089	$369,301
Contract loans	198,128	191,145	189,004
Cash and short-term investments	913	1,253	5,173
Real estate, net of expenses	5,266	5,075	4,996
Preferred stock	3,357	3,397	6,260
Common stock	3,032	120	2,881
Mortgage loans	22,169	20,447	13,886
Other invested assets	132,901	25,037	26,030
Derivative instruments	2,335	851	443
Miscellaneous income	—	93	1,473
Amortization of IMR	16,662	12,987	12,889
Less:
Interest expense	9,086	9,086	9,912
Other investment expenses	27,130	22,004	21,049
Net investment income	$670,422	$573,404	$601,375

For the year ended December 31, 2021, the Company had 27 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $2.9 million. For the year ended December 31, 2020, the Company had 40 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $5.4 million. For the year ended December 31, 2019, the Company had 13 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $1.6  million.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Capital gains and losses

The principal components of realized gains (losses) and changes in unrealized capital gains (losses) on investments for the years ended December 31 were as follows:

	Realized			Change in Unrealized
	2021	2020	2019	2021	2020	2019

Bonds	$(14,226)	$(26,634)	$(7,752)	$(581)	$(4,453)	$1,373
Preferred stock	693	(7,725)	(2,202)	3,296	44	2,332
Common stock	24,850	(7,525)	2,207	(15,063)	4,584	2,936
Mortgage loans	9	(668)	(258)	—	—	—
Other invested assets	(9,897)	547	341	16,160	(8,558)	12,275
Derivative instruments	(1,944)	14,340	(255)	(102)	(191)	—
Foreign exchange	—	1	(23)	—	193	8
Miscellaneous	226	11	223	—	—	—
	(289)	(27,653)	(7,719)	3,710	(8,381)	18,924
Income tax benefit (expense)	(3,065)	(13,160)	1,139	(779)	1,760	(3,974)
Net capital gains (losses)	$(3,354)	$(40,813)	$(6,580)	$2,931	$(6,621)	$14,950

Realized losses for 2021 include other-than-temporary impairments of $27.8 million, including impairments on bonds of $14.4 million, common stock of $1.7 million, preferred stock of $1.9 million, and other invested assets of $9.9 million. Realized losses for 2020 include impairments of $33.2 million, including impairments on bonds of $17.8 million, common stock of $7.6 million and preferred stock of $7.8 million. Realized losses for 2019 include impairments of $19.1 million, including impairments on bonds of $14.2 million, common stock of $1.8 million and preferred stock of $3.1 million.

The proceeds and related gross realized gains and losses from sales of stocks and bonds, for the years ended December 31 were as follows:

	2021	2020	2019

Proceeds from sales	$1,217,162	$1,822,763	$1,317,147
Gross gains on sales	91,173	92,417	35,144
Gross losses on sales	35,631	97,664	30,457

5.    Investments in Affiliates

The Company has an investment subsidiary, Nassau 2019 CFO LLC and uses the “look through” process, per Paragraph 26 of SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, to admit the underlying assets of that subsidiary. The Company’s other subsidiary, PM Holdings, has no underlying value ascribed to it. There was no subsidiary equity that was admitted as of December 31, 2021 and 2020.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
6.    Reserves for Future Policy Benefits

The balances for NNY’s major categories of reserves for future policy benefits and claims and settlements as of December 31 are summarized below:

	2021	2020

Life insurance	$8,937,134	$9,032,753
Health insurance	21,224	56,192
Total life and health insurance	8,958,358	9,088,945

Annuities	896,591	972,113

Subtotal	9,854,949	10,061,058
Supplementary contracts with life contingencies	104,686	85,107
All other	—	22,099
Total before reinsurance ceded	9,959,635	10,168,264
Less: Reinsurance ceded	320,020	335,026
Reserves for future policy benefits	$9,639,615	$9,833,238

NNY waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond date of death. Surrender values promised in excess of legally computed reserves have been included in miscellaneous reserves.

For a policy on which the substandard extra premium is based upon a multiple of standard mortality, the substandard extra reserve is based upon the excess of such multiple over standard mortality. For a policy carrying a flat extra premium, the extra reserve is one half of the flat extra premium.

The amount of individual insurance in force as of December 31, 2021 and 2020 for which the net premium exceeded the gross premium was $0.9 billion and $0.9 billion, respectively. As of December 31, 2021 and 2020, the Company carried an associated premium deficiency reserve of $4.6 million and $4.8 million, respectively, included in reserves for future policy benefits. Anticipated investment income was utilized in the calculation.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves.

In 2021, NNY updated its reserve methodology for a subset of payout annuities issued by FLIAC to increase the statutory valuation interest rates to equal allowable maximums, which resulted in a beginning reserve reduction of $18.1 million. NNY also updated its mortality method for the same subset of payout annuities, which resulted in a beginning reserve increase of $3.2 million. The net $14.9 million reduction in beginning reserves was recorded as a change in reserve basis included in other surplus changes, net for the year ended December 31, 2021.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Withdrawal characteristics

Withdrawal characteristics of annuity actuarial reserves and deposit liabilities as of December 31 are as follows:

	2021
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$16,964	$3,875	$—	$20,839	1%
- at book value less surrender charge of 5% or more	146,289	—	—	146,289	8%
- at market value	—	—	840,571	840,571	47%
Total with market value adjustment or at fair value	163,253	3,875	840,571	1,007,699	56%
- at book value (minimal or no charge or adjustment)	492,259	—	—	492,259	27%
Not subject to discretionary withdrawal	304,162	—	4,561	308,723	17%
Total individual annuity actuarial reserves	959,674	3,875	845,132	1,808,681	100%
Less: Reinsurance ceded	14,238	—	—	14,238
Total individual annuity actuarial reserves, net of reinsurance	$945,436	$3,875	$845,132	$1,794,443
Amounts included in at book value less surrender charge of 5% or more that will move to at book value (minimal or no charge or adjustment) for the first time within the year after the statement date	$6,672	$—	$—	$6,672

	2020
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$15,899	$6,611	$—	$22,510	1%
- at book value less surrender charge of 5% or more	32,171	—	—	32,171	2%
- at market value	—	—	860,648	860,648	46%
Total with market value adjustment or at fair value	48,070	6,611	860,648	915,329	49%
- at book value (minimal or no charge or adjustment)	653,530	—	—	653,530	34%
Not subject to discretionary withdrawal	308,084	—	3,457	311,541	17%
Total individual annuity actuarial reserves	1,009,684	6,611	864,105	1,880,400	100%
Less: Reinsurance ceded	8,276	—	—	8,276
Total individual annuity actuarial reserves, net of reinsurance	$1,001,408	$6,611	$864,105	$1,872,124

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

	2021
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Group Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	1,446	1,446	3%
Total with market value adjustment or at fair value	—	—	1,446	1,446	3%
- at book value (minimal or no charge or adjustment)	17,336	—	—	17,336	40%
Not subject to discretionary withdrawal	24,267	—	—	24,267	57%
Total group annuity actuarial reserves	41,603	—	1,446	43,049	100%
Less: Reinsurance ceded	—	—	—	—
Total group annuity actuarial reserves, net of reinsurance	$41,603	$—	$1,446	$43,049

	2020
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Group Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	1,736	1,736	4%
Total with market value adjustment or at fair value	—	—	1,736	1,736	4%
- at book value (minimal or no charge or adjustment)	21,518	—	—	21,518	44%
Not subject to discretionary withdrawal	26,017	—	—	26,017	52%
Total group annuity actuarial reserves	47,535	—	1,736	49,271	100%
Less: Reinsurance ceded	—	—	—	—
Total group annuity actuarial reserves, net of reinsurance	$47,535	$—	$1,736	$49,271

	2021
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	692	692	—%
Total with market value adjustment or at fair value	—	—	692	692	—%
- at book value (minimal or no charge or adjustment)	397,865	—	—	397,865	99%
Not subject to discretionary withdrawal	4,237	—	—	4,237	1%
Total deposit fund liabilities	402,102	—	692	402,794	100%
Less: Reinsurance ceded	—	—	—	—
Total deposit fund liabilities, net of reinsurance	$402,102	$—	$692	$402,794

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

	2020
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	976	976	—%
Total with market value adjustment or at fair value	—	—	976	976	—%
- at book value (minimal or no charge or adjustment)	436,392	—	—	436,392	97%
Not subject to discretionary withdrawal	11,855	—	—	11,855	3%
Total deposit fund liabilities	448,247	—	976	449,223	100%
Less: Reinsurance ceded	—	—	—	—
Total deposit fund liabilities, net of reinsurance	$448,247	$—	$976	$449,223

Reconciliation of total annuity actuarial reserves and deposit fund liabilities for the year ended December 31, 2021:

Amount
Life and Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$882,353
Exhibit 5, Supplementary contracts with life contingencies section, total (net)	104,686
Exhibit 7, Deposit-type contracts, line 14, column 1	402,102
Subtotal	1,389,141

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, column 2	846,591
Exhibit 3, Line 0399999, column 2	3,862
Policyholder dividend and coupon accumulations	—
Policyholder premiums	—
Guaranteed interest contracts	—
Other deposit funds	692
Subtotal	851,145
Combined total	$2,240,286

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Withdrawal characteristics of life actuarial reserves for NNY as of December 31, 2021 are as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$1,664	$1,664	$9,092	$—	$—	$—
- Universal life	686,413	672,305	711,140	—	—	—
- Universal life with secondary guarantees	21,402	20,219	77,661	—	—	—
- Indexed universal life	—	—	—	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	7,454,445	7,448,983	7,791,327	—	—	—
- Variable life	87,973	87,972	99,251	945,866	938,761	939,352
- Variable universal life	85,142	85,079	85,262	966,018	948,136	950,607
- Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	113,546	XXX	XXX	—
- Accidental death benefits	XXX	XXX	560	XXX	XXX	—
- Disability-active lives	XXX	XXX	7,612	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	19,571	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	22,111	XXX	XXX	—

Total (gross: direct + assumed)	8,337,039	8,316,222	8,937,133	1,911,884	1,886,897	1,889,959
Less: Reinsurance ceded	190,968	190,968	284,623	—	—	—
Total, net	$8,146,071	$8,125,254	$8,652,510	$1,911,884	$1,886,897	$1,889,959

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Withdrawal characteristics of life actuarial reserves for NNY as of December 31, 2020 are as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$1,332	$1,332	$8,512	$—	$—	$—
- Universal life	730,260	699,345	745,294	—	—	—
- Universal life with secondary guarantees	21,244	19,671	73,549	—	—	—
- Indexed universal life	—	—	—	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	7,550,192	7,543,646	7,899,704	—	—	—
- Variable life	89,664	89,696	99,912	829,189	822,676	822,997
- Variable universal life	87,068	86,981	87,139	902,804	882,859	886,555
- Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	118,641	XXX	XXX	—
- Accidental death benefits	XXX	XXX	610	XXX	XXX	—
- Disability-active lives	XXX	XXX	8,421	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	21,313	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	22,101	XXX	XXX	—

Total (gross: direct + assumed)	8,479,760	8,440,671	9,085,196	1,731,993	1,705,535	1,709,552
Less: Reinsurance ceded	198,226	198,226	300,971	—	—	—
Total, net	$8,281,534	$8,242,445	$8,784,225	$1,731,993	$1,705,535	$1,709,552

Reconciliation of total life insurance and deposit fund liabilities for the year ended December 31, 2021:

Amount

Exhibit 5, Life insurance section, total (net)	$8,606,917
Exhibit 5, Accidental death benefits section, total (net)	560
Exhibit 5, Disability active lives section, total (net)	7,183
Exhibit 5, Disability disabled lives section, total (net)	16,096
Exhibit 5, Miscellaneous reserves section, total (net)	21,754
Subtotal	8,652,510

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, column 2	1,889,959
Exhibit 3, Line 0399999, column 2	—
Exhibit 3, Line 0599999, column 2	—
Subtotal	1,889,959
Combined total	$10,542,469

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Reinsurance with unauthorized companies

NNY has ceded insurance liabilities to insurers not licensed in the State of New York. To the extent such liabilities are not collateralized, New York insurance regulators require the establishment of a liability through a charge to surplus equal to the ceded liabilities placed with such companies. These liabilities were $5.5 million and $11.7 million as of December 31, 2021 and 2020, respectively, and are included in accrued expenses and general liabilities.

Reinsurance agreements with affiliates

An affiliate, PHL Variable Insurance Company (“PHL”) has a treaty in force with the Company, whereby NNY has assumed, on a 90% coinsurance basis, all Phoenix Accumulator Universal Life III and IV sold by PHL from January 1 to December 31, 2008. The reserves ceded to NNY for these policies were $65.4 million and $73.3 million at December 31, 2021 and 2020, respectively.

Effective June 30, 2015, the Company entered into a MODCO reinsurance agreement with PHL. This agreement provides that the Company will retrocede, and PHL will reinsure, 80% of the inforce group executive ordinary (“GEO”) corporate-owned whole life insurance policies assumed by the Company from a third-party. Under MODCO, the assets, which are equal to the statutory reserves held for the reinsured policies, and liabilities associated with the assumed business are retained by the Company. The MODCO reserves under this treaty were $1.2 billion and $1.1 billion as of December 31, 2021 and 2020, respectively.

Direct business written and reinsurance assumed and ceded

As is customary practice in the insurance industry, NNY assumes and cedes reinsurance as a means of diversifying underwriting risk.

NNY’s reinsurance program varies based on the type of risk, for example:

•For business sold prior to December 31, 2010, the Company’s retention limit on any one life is $10 million for single life and joint first-to-die policies and $12 million for joint last-to-die policies. Beginning January 1, 2011, the Company’s retention limit on new business is $5 million for single life and joint first-to-die policies and $6 million for second-to-die policies.
•NNY cedes up to 80% on policies in its term life insurance.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Additional information on direct business written and reinsurance assumed and ceded for the years ended December 31 is set forth below:

	2021	2020	2019

Direct premiums and annuity considerations	$365,653	$397,013	$486,745
Reinsurance assumed - non-affiliate	8,375	8,260	8,774
Reinsurance assumed - affiliate	26,752	23,260	21,353
Reinsurance ceded - non-affiliate	(104,132)	(116,744)	(141,544)
Reinsurance ceded - affiliate	(5,771)	(5,838)	(6,205)
Net premiums and annuity considerations	$290,877	$305,951	$369,123

Direct commissions and expense allowance	$4,938	$4,773	$8,788
Reinsurance assumed - non-affiliate	314	301	244
Reinsurance assumed - affiliate	5,052	1,722	4,123
Reinsurance ceded - non-affiliate	(4,905)	(5,296)	(5,337)
Reinsurance ceded - affiliate	(8,912)	(8,399)	(7,903)
Net commissions and expense allowance	$(3,513)	$(6,899)	$(85)

Direct policy and contract claims incurred	$654,724	$756,698	$684,718
Reinsurance assumed - non-affiliate	30,373	49,865	36,408
Reinsurance assumed - affiliate	29,565	17,903	28,960
Reinsurance ceded - non affiliate	(176,944)	(230,480)	(223,694)
Reinsurance ceded - affiliate	(23,340)	(35,060)	(26,286)
Net policy and contract claims incurred	$514,378	$558,926	$500,106

Direct policy and contract claims payable	$159,897	$149,775
Reinsurance assumed - non-affiliate	44,943	62,705
Reinsurance assumed - affiliate	727	895
Reinsurance ceded - non-affiliate	(22,452)	(19,768)
Net policy and contract claims payable	$183,115	$193,607

Direct life insurance in force	$33,324,834	$35,394,728
Reinsurance assumed	3,033,651	2,989,602
Reinsurance ceded	(13,695,599)	(14,995,504)
Net insurance in force	$22,662,886	$23,388,826

In the event all reinsurance agreements were to be terminated, the Company estimates the aggregate reduction in surplus would be $14.0 million, $23.7 million and $16.3 million for the years ended December 31, 2021, 2020 and 2019, respectively.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Change in incurred losses and loss adjustment expenses

Reserves on Group Accident and Health policies were $19.1 million as of December 31, 2018. As of December 31, 2019, $2.0 million has been paid for incurred losses attributable to insured events of prior years. Reserves remaining for prior years are now $18.0 million as a result of unpaid claims principally on the Group Accident and Health line of business. Therefore, there has been $0.9 million of unfavorable prior year development since December 31, 2018. Increases or (decreases) are generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

Reserves on Group Accident and Health policies were $18.0 million as of December 31, 2019. As of December 31, 2020, $2.1 million has been paid for incurred losses attributable to insured events of prior years. Reserves remaining for prior years are now $15.7 million as a result of unpaid claims principally on the Group Accident and Health line of business. Therefore, there has been $0.2 million of favorable prior year development since December 31, 2019. Increases or (decreases) are generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

Reserves on Group Accident and Health policies were $15.7 million as of December 31, 2020. As of December 31, 2021, $2.3 million has been paid for incurred losses attributable to insured events of prior years. Reserves remaining for prior years are now $14.2 million as a result of unpaid claims principally on the Group Accident and Health line of business. Therefore, there has been $0.8 million of unfavorable prior year development since December 31, 2020. Increases or (decreases) are generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

7.    Leases and Rentals

Rental expense for operating leases, principally with respect to office equipment and office space, amounted to $0.8 million, $0.8 million and $1.0 million in 2021, 2020 and 2019, respectively. Future minimum rental payments under non-cancelable operating leases were approximately $1.1 million as of December 31, 2021, payable as follows: 2022 - $0.4 million; 2023 - $0.5 million; 2024 - $0.2 million; 2025 - $0.0 million and 2026 - $0.0 million.

8.    Electronic Data Processing Equipment

Electronic data processing (“EDP”) equipment and software, gross, as of December 31, 2021 and 2020 was $34.2 million and $34.2 million, respectively. EDP accumulated depreciation as of December 31, 2021 and 2020 was $34.2 million and $32.3 million, respectively. Depreciation for the year ended December 31, 2021, 2020 and 2019 was $1.9 million. $2.1 million and $3.0 million, respectively. EDP equipment and software are depreciated over 3 to 7 years, using the straight-line and method. Non-admitted EDP equipment totaled $0 and $1.9 million as of December 31, 2021 and 2020, respectively.

9.    Furniture and Fixtures

Furniture and equipment cost as of December 31, 2021 and 2020 was $5.0 million and $5.0 million, respectively. Accumulated depreciation as of December 31, 2021 and 2020 was $4.8 million and $4.7 million, respectively. Depreciation for the years ended December 31, 2021, 2020 and 2019 was $0.1 million, $0.1 million and $0.2 million, respectively. Non-admitted furniture and equipment totaled $0.2 million and $0.3 million as of December 31, 2021 and 2020, respectively.

Depreciation or amortization periods are generally 7 to 39 years for furniture and equipment, leasehold improvements, and building improvements. Depreciation or amortization is generally calculated using the straight-line method.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
10.    Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2021 were as follows:

Type of Business	Gross	Net of Loading

Ordinary new	$605	$604
Ordinary renewal	64,051	63,093
Total	$64,656	$63,697

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2020 were as follows:

Type of Business	Gross	Net of Loading

Ordinary new	$518	$518
Ordinary renewal	63,051	62,288
Total	$63,569	$62,806

11.    Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the current reporting year, the Company reported assets and liabilities from the following product lines/transactions into a separate account: variable annuity, variable payout annuity, variable universal life, variable life and supplemental contracts. All separate account products are authorized under New York Insurance Law, §4240.

In accordance with the products/transactions recorded within the separate account, the legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. As of December 31, 2021 and 2020, the Company’s separate account statement included legally insulated assets of $2,771.2 million and $2,616.2 million, respectively.

In accordance with the products/transactions recorded within the separate account, some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

As of December 31, 2021, the general account of the Company had a maximum guarantee for separate account liabilities of $3.6 million. To compensate the general account for the risk taken, the separate account paid risk charges of $0.4 million, $0.2 million, $0.2 million, $0.6 million and $0.6 million for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively. The general account paid $0.5 million, $0.5 million, $0.2 million, $0.6 million and $0.6 million relating to separate account guarantees for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively.

The Company does not engage in securities lending transactions within the separate accounts.

Reserves for separate account liabilities were $2,740.0 million and $2,582.0 million as of December 31, 2021 and 2020, respectively. Separate account premiums and other considerations received were $51.8 million, $56.2 million and $77.7 million for the years ended December 31, 2021 and 2020, and 2019 respectively, and were reported as revenue in the Statements of Income and Changes in Capital and Surplus. Withdrawals at market value were $202.6 million, $177.5 million and $186.0 million for the years ended December 31, 2021, 2020 and 2019, respectively, and were reported as benefits in the Statements of Income and Changes in Capital and Surplus.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The net transfers to and from the separate accounts, included in the change in reserves for future policy benefits and policyholders’ funds in the Statements of Income and Changes in Capital and Surplus were as follows:

	2021	2020	2019

Transfers to separate accounts	$51,813	$56,232	$77,727
Transfers from separate accounts	(246,142)	(215,831)	(243,367)
Other	(916)	78	(287)
Net transfers from separate account	(195,245)	(159,521)	(165,927)

Transfers as reported in the Statements of Income and Changes in Capital and Surplus	$(195,245)	$(159,521)	$(165,927)

12.    Federal Income Taxes

The components of the net deferred tax asset/(liability) at period end and the change in those components are as follows:

	December 31, 2021			December 31, 2020			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax assets	$163,060	$7,622	$170,682	$165,585	$8,173	$173,758	$(2,525)	$(551)	$(3,076)
Statutory valuation allowance	—	—	—	—	—	—	—	—	—
Adjusted gross deferred tax assets	163,060	7,622	170,682	165,585	8,173	173,758	(2,525)	(551)	(3,076)
Less: Deferred tax assets non-admitted	52,180	—	52,180	57,250	8,068	65,318	(5,070)	(8,068)	(13,138)
Subtotal net admitted deferred tax assets	110,880	7,622	118,502	108,335	105	108,440	2,545	7,517	10,062
Less: Deferred tax liabilities	53,052	18,656	71,708	69,812	105	69,917	(16,760)	18,551	1,791
Net deferred tax assets	$57,828	$(11,034)	$46,794	$38,523	$—	$38,523	$19,305	$(11,034)	$8,271

	December 31, 2021			December 31, 2020			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	57,828	(11,034)	46,794	38,523	—	38,523	19,305	(11,034)	8,271
1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	57,828	(11,034)	46,794	38,523	—	38,523	19,305	(11,034)	8,271
2) Adjusted gross deferred tax assets allowed per limitation threshold	XXX	XXX	49,438	XXX	XXX	51,606	XXX	XXX	(2,168)
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	53,052	18,656	71,708	69,812	105	69,917	(16,760)	18,551	1,791
Deferred tax assets admitted as the result of application of SSAP 101	$110,880	$7,622	$118,502	$108,335	$105	$108,440	$2,545	$7,517	$10,062

	2021	2020

Ratio percentage used to determine recovery period and threshold limitation amount	726%	661%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$329,584	$256,817

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

	December 31, 2021		December 31, 2020		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of tax planning strategies
Adjusted gross DTAs	$163,060	$7,622	$165,585	$8,173	$(2,525)	$(551)
% of total adjusted gross DTAs	—%	—%	—%	—%	—%	—%
Net admitted adjusted gross DTAs	$110,880	$7,622	$108,335	$105	$2,545	$7,517
% of total net admitted adjusted gross DTAs	—%	—%	—%	—%	—%	—%

Management believes that it is more likely than not that the Company will be able to utilize the DTAs in the future without any tax planning strategies.

The Company believes that there is sufficient positive evidence, including a history of earnings and projected future income generation, to support that it is more likely than not that NNY will realize the tax benefits associated with its deferred tax assets and, consequently, it is not required to record a valuation allowance for statutory accounting purposes.

Regarding deferred tax liabilities that are not recognized, the Company has no temporary differences for which deferred tax liabilities have not been established.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The components of current income taxes incurred in the Statements of Income and Changes in Capital and Surplus and the net deferred tax asset/(liability) recognized in the Company’s Statutory Statements of Admitted Assets and Statutory Statements of Liabilities, Capital and Surplus at December 31, 2021 and 2020 were as follows:

	2021	2020	Change
Current income tax:
Federal	$20,500	$(38,902)	$59,402
Subtotal	20,500	(38,902)	59,402
Federal income tax on net capital gains	3,066	13,160	(10,094)
Federal and foreign income tax expense (benefit) incurred	$23,566	$(25,742)	$49,308

Deferred tax assets:
Ordinary:
Future policyholder benefits	$46,664	$48,375	$(1,711)
Investments	58,174	54,586	3,588
Deferred acquisition costs	27,471	29,354	(1,883)
Policyholder dividends accrual	19,868	22,061	(2,193)
Fixed assets	1,489	—	1,489
Compensation and benefits accrual	3,878	3,841	37
Pension accrual	—	—	—
Net operating loss carryforward	—	—	—
Tax credit carryforward	—	—	—
Other (including items <5% of total ordinary tax assets)	5,516	7,368	(1,852)
Subtotal	163,060	165,585	(2,525)
Non-admitted	52,180	57,250	(5,070)
Admitted ordinary deferred tax assets	$110,880	$108,335	$2,545

Capital:
Investments	$6,759	$5,889	$870
Other (including items <5% of total capital tax assets)	863	2,284	(1,421)
Subtotal	7,622	8,173	(551)
Admitted capital deferred tax assets	7,622	105	7,517
Admitted deferred tax assets	$118,502	$108,440	$10,062

Deferred tax liabilities:
Ordinary:
Investments	$25,471	$40,035	$(14,564)
Fixed assets	2,447	2,663	(216)
Compensation	5,543	—	5,543
Policyholder reserves	19,442	21,444	(2,002)
Other (including items <5% of total ordinary tax liabilities)	149	5,670	(5,521)
Subtotal	53,052	69,812	(16,760)

Capital:
Investments	18,656	—	18,656
Other (including items <5% of total ordinary tax liabilities)	—	105	(105)
Subtotal	18,656	105	18,551
Deferred tax liabilities	71,708	69,917	1,791
Net admitted deferred tax assets (liabilities)	$46,794	$38,523	$8,271

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Reconciliation of federal income tax rate to actual effective rate:

	December 31, 2021
	Amount	Tax Effect	Effective Tax Rate
	(in thousands)

Income before taxes	$110,946	$23,299	21.0%
Tax exempt interest	—	—	—%
Interest maintenance reserve	(9,572)	(2,010)	(1.8%)
Meals and entertainment	—	—	—%
Non-deductible expenses	—	—	—%
Dividends received deduction	(2,310)	(485)	(0.4%)
NOL carryback	5,335	1,120	1.0%
Return to provision	6,837	1,436	1.3%
Change in non-admitted assets	8,141	1,710	1.5%
Compensation benefit	—	—	—%
Rate change	—	—	—%
Other, including prior year true-up	20,949	4,399	4.0%
Total statutory income tax	$140,326	$29,468	26.6%

Federal income taxes incurred		$18,819	17.0%
Tax on capital gains/(losses)		3,066	2.8%
Prior year overaccrual/(underaccrual)		1,680	1.5%
Change in net deferred income tax expense/(benefit)		5,903	5.3%
Total statutory income tax		$29,468	26.6%

	December 31, 2020
	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$(37,454)	$(7,865)	21.0%
Interest maintenance reserve	9,644	2,025	(5.4%)
Dividends received deduction	(10,092)	(2,119)	5.7%
NOL carryback	(46,201)	(9,702)	25.9%
Change in non-admitted assets	(1,157)	(243)	0.6%
Other, including prior year true-up	63	13	—%
Total statutory income tax	$(85,197)	$(17,891)	47.8%

Federal income taxes incurred		$(38,902)	103.9%
Tax on capital gains/(losses)		13,160	(35.1%)
Change in net deferred income tax expense/(benefit)		7,851	(21.0%)
Total statutory income tax		$(17,891)	47.8%

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

	December 31, 2019
	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$13,263	$2,785	21.0%
Interest maintenance reserve	105	22	0.2%
Dividends received deduction	(12,655)	(2,658)	(20.0%)
Change in non-admitted assets	(4,293)	(902)	(6.8%)
Other, including prior year true-up	(1,767)	(371)	(2.8%)
Total statutory income tax	$(5,347)	$(1,123)	(8.5%)

Federal income taxes incurred		$17,437	131.5%
Tax on capital gains/(losses)		(1,139)	(8.6%)
Prior year overaccrual/(underaccrual)		(2,583)	(19.5%)
Change in net deferred income tax expense/(benefit)		(14,838)	(111.9%)
Total statutory income tax		$(1,123)	(8.5%)

Carryforwards, recoverable taxes and IRC 6603 deposits:

	2021	2020

The Company had net operating loss carryforwards of	$—	$—
The Company had capital loss carryforwards of	—	—
The Company had alternative minimum tax credit carryforwards of	—	—

As a result of The Tax Cuts and Jobs Act (the “TCJA”), the alternative minimum tax (“AMT”) is repealed and the related AMT credits were fully refunded in 2020. On March 27, 2020, President Trump signed into law H.R. 748, “Coronavirus Aid, Relief, and Economic Security Act,” the tax legislation commonly known as the CARES Act (the “Act”). Pursuant to 2303(b)(1) of the Act, a corporation is permitted to carry back losses arising from tax years 2018, 2019 and 2020 to each of the five tax years preceding the taxable year of such loss. The Company has no recoupment benefit available for 2018 and 2019 tax years. Under the terms of the tax allocation agreement, NNY received a current tax benefit related to its 2020 tax year return.

The Company had no net operating losses as of December 31, 2021.

The Company has no income tax expense for 2021, 2020 and 2019 that is available for recoupment in the event of future net capital losses.

There was no aggregate amount of deposits reported as admitted assets under Section 6603 of the Internal Revenue Code as of December 31, 2021 or 2020.

The Company’s U.S. federal income tax return for years 2017 and after may be selected for review by tax authorities. The Company does not anticipate any material assessments or adjustments to the Company’s liability resulting from the tax examinations of prior open year periods.

Uncertain tax positions are assessed under the applicable statutory accounting guidance. There were no unrecognized tax benefits relating to uncertain tax positions for the years ended December 31, 2021 and 2020. As of December 31, 2021, the Company has recognized no amount for interest or penalties related to uncertain tax positions. Based upon existing information, the Company does not expect a material change in the recognized liability in the next 12 months. The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
On July 1, 2020, The Company completed its acquisition of FLIAC. Effective July 8, 2020, FLIAC merged into the Company pursuant to a merger agreement. See Note 1 to these financial statements for additional information regarding the acquisition.

The Company is included in the consolidated federal income tax return of The Nassau Companies, NCNY and its subsidiaries. The following companies were included in the consolidated federal income tax return for 2021:

The Nassau Companies
The Nassau Companies of New York, Inc.
PM Holdings, Inc.
Nassau Life Insurance Company
Phoenix Founders, Inc.

The method of allocation among affiliates of the Company is subject to written agreement approved by the Board of Directors and based upon separate return calculations with current credit for net losses to the extent the losses provide a benefit in the consolidated tax return.

The TCJA provides a base erosion and anti-abuse tax (“BEAT”) which represents minimum tax calculated on a base equal to the taxpayer’s taxable income determined without regard to: (1) the tax benefits arising from base erosion payments, and (2) the applicable base erosion percentage of any NOL allowed for the tax year. The BEAT rate is 10% for tax years beginning in 2019 through 2025 and 12.5% percent for tax years beginning after December 21, 2025. The Company is a member of an “Aggregate Group” within the meaning of the IRC and the Aggregate Group’s base erosion payments are less than 3% of the Aggregate Group’s total deductions for the years ended December 31, 2021 and 2020. Accordingly, the BEAT liability was $0 for the years ended December 31, 2021 and 2020.

	2021	2020
Gross AMT credit recognized as:
Current year recoverable	$—	$1,135,752
Deferred tax asset	—	—
Beginning balance of AMT credit carryforward	—	1,135,752
Amounts recovered	—	1,135,752
Ending balance of AMT credit	$—	$—
Reporting entity ending balance	$—	$—

13.    Related Party Transactions

NCNY provides services and facilities to the Company that are reimbursed through a shared service agreement/cost allocation process. Expenses allocated by NCNY on the Company’s behalf were $94.9 million, $97.9 million and $93.1 million for the years ended December 31, 2021, 2020 and 2019, respectively. The amounts payable to NCNY were $2.1 million and $3.9 million as of December 31, 2021 and 2020, respectively.

1851 Securities, Inc. (“1851”), a wholly-owned subsidiary of NSRE BD Holdco LLC, an affiliate, is the principal underwriter of the Company’s variable life insurance policies and variable annuity contracts. The Company reimburses 1851 for commissions incurred on behalf of PHL and Nassau Life and Annuity Company (“NLA”). Commissions paid by the Company on behalf of PHL were $3.2 million, $2.9 million and $3.3 million for the years ended December 31, 2021, 2020 and 2019, respectively. PHL and NLA reimburse NNY for these payments. There were no amounts receivable from PHL or NLA as of December 31, 2021 and 2020.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The Company pays commissions to producers who sell non-registered life and annuity products on behalf of PHL and NLA. Commissions paid by the Company on behalf of PHL were $3.6 million, $4.3 million and $44.6 million for the years ended December 31, 2021, 2020 and 2019, respectively. Commissions paid by the Company on behalf of NLA were $87.8 million, $74.9 million and $28.2 million for the years ended December 31, 2021, 2020 and 2019. The Company had amounts receivable from PHL and NLA of $0.2 million and $5.8 million as of December 31, 2021, respectively. The Company had amounts receivable from PHL and NLA of $0.2 million and $3.3 million as of December 31, 2020, respectively.

The Company’s affiliate, Nassau Asset Management LLC (“NAMCO”), provides investment and related advisory services through an Investment Management Agreement. Expenses incurred under this agreement were $22.5 million, $17.8 million and $17.2 million as of December 31, 2021, 2020 and 2019, respectively. Amounts payable to NAMCO were $0.3 million and $0 for the years ended December 31, 2021 and 2020, respectively.

The Company has investments in various classes of notes of Nassau 2017-I Ltd., Nassau 2017-II Ltd., Nassau 2018-I Ltd., Nassau 2018-II Ltd., Nassau 2019-I Ltd., Nassau 2019-II Ltd., Nassau 2020-I Ltd.,and Nassau Euro CLO I DAC (the “Nassau CLOs”) totaling $96.7 million par with a fair value of $61.1 million and $114.3 million par with a fair value of $63.2 million at December 31, 2021 and 2020, respectively. The Nassau CLOs are managed by NCC CLO Manager, LLC and NCC UK LLP, affiliates of NNY.

The Company has investments in NCNY long-term bonds, which have a par value of $49.2 million and $23.3 million at December 31, 2021 and 2020, respectively, and a fair value of $36.4 million and $13.6 million at December 31, 2021 and 2020, respectively.

In September 2019, the Company sold certain of its limited partnership and other invested assets to Nassau CFO Fund, LLC (“Nassau CFO”), a collateralized fund obligation managed by an affiliate. The Company received cash and certain equity interests in Nassau CFO as consideration with no gain or loss recognized on the sale. The Company invested in Class B Notes issued by Nassau CFO which have a par value of $12.4 million and $13.1 million at December 31, 2021 and 2020, respectively, and a fair value of $12.5 million and $13.4 million at December 31, 2021 and 2020, respectively, and recognized $0.9 million and $1.1 million of net investment income for the years ended December 31, 2021 and 2020, respectively. The Company’s equity investment in Nassau CFO was $90.4 million and $97.0 million at December 31, 2021 and 2020, respectively, and the Company recorded net investment income from Nassau CFO of $97.1 million and $20.1 million for the years ended December 31, 2021 and 2020, respectively.

In July 2019, the Company committed $10 million to Nassau Private Credit Onshore Fund LP. In April 2021, the Company made an additional commitment of $10 million. The Company's investment in Nassau Private Credit Onshore Fund LP has a fair value of $9.8 million and a remaining commitment of $10.7 million as of December 31, 2021.

Prior to the merger, FLIAC and certain former affiliates of FLIAC, under various cost sharing allocation agreements, shared office space, data processing and other facilities and management personnel. Charges for these services were based upon FLIAC’s proportionate share of: space occupied, usage of data processing and other facilities and time allocated to management. During the year ended December 31, 2019, FLIAC incurred approximately $4.5 million for these services. FLIAC paid a former affiliate $7.4 million during 2019 for commissions relating to the sale of its products. In addition, FLIAC incurred $4.3 million in 2019 for management fees paid to its former parent.

See Note 6 for additional information on reinsurance agreements with affiliates.

The Company has written intercompany agreements in place with its affiliates that contain a settlement date for amounts owed, which are settled monthly, in accordance with admissibility requirements. As of December 31, 2021, no amounts were overdue.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
14.    Fair Value Disclosures of Financial Instruments

The fair value of an asset is the amount at which that asset could be bought or sold in a current arms-length transaction. Included in several investment related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses, which utilize current interest rates for similar financial instruments, which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Bonds and preferred stock

We use pricing vendors to estimate fair value for the majority of our public bonds and preferred stocks. The pricing vendors’ estimates are based on market data and use pricing models that vary by asset class and incorporate available trade, bid and other market information. When our pricing vendors are unable to obtain evaluations based on market data, fair value is determined by obtaining a direct broker quote or by using an internal model. For the majority of private bonds and preferred stock, fair value is determined using a discounted cash flow model, which utilizes a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions. When the discounted cash flow model is not appropriate, the Company uses third party broker quotes or other internally developed values. Short-term investments include securities with a maturity of one year or less but greater than three months at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Common stock

Fair values are based on quoted market prices, where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Surplus debentures and certified capital companies (“capcos”)

Fair values are based on quoted market prices, where available, or quoted market prices of comparable instruments. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Investment contracts

The fair value of guaranteed interest contracts was assumed to be the same as book value.

The fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less is valued at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, a discount rate equal to the appropriate Treasury rate, plus 100 basis points, was used to determine the present value of the projected account value of the policy at the end of the current guarantee period.

Deposit-type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For such liabilities, fair value is assumed to be equal to the stated liability balances.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Mortgage loans

The Company’s mortgage loans on real estate are all commercial mortgage loans, which are reported at amortized cost, less impairment write-downs and allowance for loan losses. Loans are considered impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. When the Company determines that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated collateral value.

Derivatives

Fair values for over-the-counter (“OTC”) derivative financial instruments, principally forwards, options and swaps, represent the present value of amounts estimated to be received from or paid to a marketplace participant in settlement of these instruments (i.e., the amount we would expect to receive in a derivative asset assignment or would expect to pay to have a derivative liability assumed). These derivatives are valued using pricing models based on the net present value of estimated future cash flows and directly observed prices from exchange-traded derivatives or other OTC trades, while taking into account the counterparty’s credit ratings, or our own credit ratings, as appropriate. Determining the fair value for OTC derivative contracts can require a significant level of estimation and management judgment.

New and/or complex instruments may have immature or limited markets. As a result, the pricing models used for valuation often incorporate significant estimates and assumptions that market participants would use in pricing the instrument, which may impact the results of operations reported in the financial statements. For long-dated and illiquid contracts, extrapolation methods are applied to observed market data in order to estimate inputs and assumptions that are not directly observable. This enables us to mark to market all positions consistently when only a subset of prices are directly observable. Values for OTC derivatives are verified using observed information about the costs of hedging the risk and other trades in the market. As the markets for these products develop, the Company will continually refine its pricing models to correlate more closely to the market risk of these instruments.

Financial assets and liabilities measured at fair value

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by ASC 820, Fair Value Measurements. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

•Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets. Level 1 securities include highly liquid government bonds and exchange-traded equities.
•Level 2 – inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Examples of such instruments include government-backed mortgage products, certain collateralized mortgage and debt obligations and certain high-yield debt securities.
•Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s own assumptions about inputs in which market participants would use in pricing these types of assets or liabilities. Level 3 financial instruments include values which are determined using pricing models and third-party evaluation. Additionally, the determination of some fair value estimates utilizes significant management judgments or best estimates.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
The following tables provide information as of December 31 about the Company’s financial assets and liabilities measured and reported at fair value on a recurring basis.

	2021
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds	$—	$4,012	$35,301	$39,313
Preferred stock	—	24,924	14,798	39,722
Common stock [1]	—	—	34,209	34,209
Subtotal	—	28,936	84,308	113,244

Derivative assets	—	—	—	—
Separate account assets	2,767,518	3,714	—	2,771,232
Total assets at fair value	$2,767,518	$32,650	$84,308	$2,884,476

Liabilities at fair value:
Derivative liabilities	$—	$13,380	$—	$13,380
Total liabilities at fair value	$—	$13,380	$—	$13,380
———————
[1]Includes $2,142 Class A Membership FHLB common stock.

	2020
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds	$—	$624	$6,891	$7,515
Preferred stock	—	—	14,265	14,265
Common stock [1]	2,731	—	52,098	54,829
Subtotal	2,731	624	73,254	76,609

Derivative assets	—	390	—	390
Separate account assets	2,611,254	4,925	—	2,616,179
Total assets at fair value	$2,613,985	$5,939	$73,254	$2,693,178
———————
[1]Includes $2,648 Class A Membership FHLB common stock.

Fair values and changes in the fair values of separate account assets generally accrue directly to the policyholders and are not included in the Company’s revenues and expenses or surplus.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Changes in Level 3 Assets and Liabilities Measured at Fair Value

The following table summarizes the changes in assets and liabilities classified in Level 3. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

	2021	2020
Level 3 Assets:
Balance, beginning of period	$73,254	$68,806
Purchases	21,544	15,653
Sales	(37,718)	(22,148)
Settlements	—	(4,192)
Transfers into Level 3	38,998	23,719
Transfers out of Level 3	(3,586)	(7,609)
Realized gains (losses)	13,404	(2,915)
Unrealized gains (losses)	(21,588)	1,940
Balance, end of period	$84,308	$73,254

Transfers in and out of Level 3 occur at the beginning of each period. The securities which were transferred into Level 3 for the years ended December 31, 2021 and 2020 were due to decreased market observability of similar assets and/or changes to NAIC ratings. Transfers out of Level 3 for the year ended December 31, 2021 were due to the increased market observability of similar assets and/or securities previously being held at fair value now being carried at amortized cost. Transfers out of Level 3 for the year ended December 31, 2020 were due to the implementation of due diligence procedures which allowed for a refinement of the analysis of observable inputs as described in more detail above. There were no transfers from Level 2 to Level 1 recorded during the years ended December 31, 2021 and 2020.

For Level 3, inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s best estimate of what hypothetical market participants would use to determine fair value. Examples of valuation techniques used based on unobservable inputs include, but are not limited to, internal models, direct broker quotes and professional judgment.

Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2021 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Financial Instruments:
Bonds	$7,808,088	$7,160,859	$—	$5,519,405	$2,288,683	$—
Preferred stock	55,400	54,061	—	34,540	20,860	—
Common stock	34,209	34,209	—	—	34,209	—
Mortgage loans	581,657	568,927	—	—	581,657	—
Surplus debentures & capcos	92,469	77,444	—	86,780	5,689	—
Cash, cash equivalents & short terms	75,157	75,157	73,224	33	1,900	—
Derivatives	(13,380)	—	—	(13,380)	—	—
Separate account assets	2,771,232	2,771,232	2,767,518	3,714	—	—
Total financial instruments	$11,404,832	$10,741,889	$2,840,742	$5,631,092	$2,932,998	$—

As of December 31, 2021, the Company had no investments where it is not practicable to estimate fair value.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2020 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Financial Instruments:
Bonds	$8,263,884	$7,394,807	$—	$5,794,387	$2,469,497	$—
Preferred stock	73,712	66,459	—	40,363	33,349	—
Common stock	54,829	54,829	2,730	—	52,099	—
Mortgage loans	519,631	498,963	—	—	519,631	—
Surplus debentures & capcos	92,892	78,839	—	81,860	11,032	—
Cash, cash equivalents & short terms	151,041	151,011	144,554	6	6,481	—
Derivatives	390	—	—	390	—	—
Separate account assets	2,616,179	2,616,179	2,611,254	4,925	—	—
Total financial instruments	$11,772,558	$10,861,087	$2,758,538	$5,921,931	$3,092,089	$—

As of December 31, 2020, the Company had no investments where it is not practicable to estimate fair value.

For the years ended December 31, 2021 and 2020, Level 3 bonds were primarily private placement debt securities priced using our internal discounted cash flow model. Market spreads used in the model were unobservable. Nearly all of these securities were in the Industrial and Miscellaneous category.

15.    Surplus Notes

NNY’s 7.15% surplus notes are due December 15, 2034 and were originally issued with a face value of $175.0 million. During September 2012, the Company retired $48.3 million face value of these surplus notes, after receiving prior approval from the Department. Interest payments also require the prior approval of the Department and may be made only out of surplus funds that the Department determines to be available for such payments under New York insurance law. The 7.15% surplus notes were issued December 15, 2004 and interest on the notes is scheduled to be paid on June 15 and December 15 of each year, commencing June 15, 2005. Interest payments for these notes for 2021 and 2020 each totaled $9.1 million. The 7.15% surplus notes may be redeemed at the option of NNY at any time at the “make-whole” redemption price set forth in the offering circular. New York insurance law provides that the notes are not part of the legal liabilities of NNY. The 7.15% notes were issued pursuant to Rule 144A under the Securities Act of 1933. NLA, an affiliate, holds $2.2 million of these notes.

Below are the details on the outstanding surplus notes (amounts in millions):

Item #	Date Issued	Interest Rate	Original Issue Amount of Note	Note Holder a Related Party (Y/N)	Carrying Value of Notes Prior Year	Carrying Value of Notes Current Year	Unapproved Interest and/or Principal

1000	12/15/2004	7.15%	$175.0	N	$126.3	$126.3	$—
Total			$175.0		$126.3	$126.3	$—

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

Item #	Current Year Interest Expense Recognized	Life-to-Date Interest Expense Recognized	Current Year Interest Offset Percentage	Current Year Principal Paid	Life-to-Date Principal Paid	Date of Maturity

1000	$9.1	$171.6	N/A	$—	$48.3	12/15/2034
Total	$9.1	$171.6		$—	$48.3

Item #	Are Surplus Note payments contractually linked (Y/N)	Surplus Note payments subject to administrative offsetting provisions (Y/N)	Were Surplus Note proceeds used to purchase an asset directly from the holder of the surplus (Y/N)	Is Asset Issuer a Related Party (Y/N)	Types of Assets	Principal Amount of Assets Received Upon Issuance	Book/Adjusted Carrying Value of Assets	Is Liquidity Source a Related Party to the Issuer (Y/N)

1000	N	N	N	N	Cash	$173.9	$173.9	N
Total						$173.9	$173.9

The impact of any restatement due to prior quasi-reorganizations is a follows:

	Change in Surplus	Change in Gross Paid-in and Contributed Surplus

2016	$—	$(896.9)

16.    Commitments and Contingencies

Litigation and regulatory matters

The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming the Company as a defendant ordinarily involves the Company’s businesses and operations. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

The Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations related to the Company’s products and practices. It is the Company’s practice to cooperate fully in these matters.

It is not feasible to predict or determine the ultimate outcome of all litigation, arbitration or regulatory proceedings or to provide reasonable ranges of potential losses. It is believed that the outcome of the Company’s litigation, arbitration, and regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Company beyond the amounts already reported in these financial statements. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, arbitration and regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular annual periods.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)
17.    Other Commitments

As part of its normal investment activities, the Company enters into agreements to fund limited partnerships that make debt and equity investments. As of December 31, 2021, the Company had unfunded commitments of $118.3 million.

In addition, the Company enters into agreements to purchase private placement investments. At December 31, 2021, the Company had open commitments of $42.8 million.

18.    Information about Financial Instruments with Off-Balance Sheet Risk

The Company, at December 31, 2021 and 2020, held the following financial instruments with off-balance sheet risk:

	Assets*		Liabilities*
	2021	2020	2021	2020

Swaps	$300,000	$250,000	$—	$—
Total	$300,000	$250,000	$—	$—
———————
* Notional amount

The Company uses derivative instruments including interest rate swaps. A more detailed description of these instruments is provided in Footnote 2 - “Summary of Significant Accounting Policies.”

The Company is not exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, as the interest rate swaps are fully collateralized. The credit exposure of interest rate swaps is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date.

Because exchange-traded interest rate swaps are affected through a regulated exchange and positions are marked to market on a daily basis, the Company has no exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The Company is required to put up collateral for any interest rate swap contracts that are entered. The amount of collateral that is required is determined by the exchange on which it is traded. The Company currently puts up cash to satisfy this collateral requirement. As of December 31, 2021 and 2020, the Company posted $26.3 million and $13.7 million of collateral, respectively.

The current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral as required. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. Approximately 100% of the net credit exposure to the Company from derivative contracts is with investment-grade counterparties.

19.    Appropriated Surplus

Surplus includes amounts available for contingencies, some of which are required by state regulatory authorities. The contingency amounts as of December 31, 2021 and 2020 were $2.5 million.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements    (continued)

20.    The Merger

On July 1, 2020, NNY completed its acquisition of Foresters Financial Holding Company, Inc. and Foresters Life Insurance and Annuity Company from The Independent Order of Foresters, for a purchase price of $207.8 million after receipt of insurance regulatory approval by the NYDFS on June 17, 2020. Effective July 8, 2020, FLIAC merged into NNY pursuant to a merger agreement with NNY as the surviving entity. In accordance with SSAP No. 68, the acquisition was treated as a statutory merger. The Company’s shares remained as the outstanding shares of the merged company. No new shares were issued by the Company, and the common capital stock of FLIAC was canceled under the agreement.

Pre-merger unaudited separate company revenue, net income, and other surplus adjustments for the six months ended June 30, 2020 (the date of the last quarterly filings for NNY and FLIAC) were as follows (in millions):

	NNY	FLIAC

Revenue	$340.4	$54.6
Net income (loss)	$(14.1)	$3.8
Other surplus adjustments	$(13.3)	$—

The Statement of Admitted Assets, Liabilities, Capital and Surplus previously reported for the year ended December 31, 2019 and the Statements of Income and Changes in Capital and Surplus and the Statements of Cash Flows as of and for all years ended December 31, 2019 and December 31, 2018 have been restated for the Merger in accordance with SSAP No. 3.

The statutory merger adjustment of $120.5 million reported as a change to capital and surplus in 2018 includes an amount of $207.8 million that represents the agreed purchase price for FLIAC, net of FLIAC’s statutory surplus as of January 1, 2018 (the earliest period presented) and net of FLIAC’s net income and surplus changes (primarily capital contributions received from FLIAC’s former parent) reported in these financial statements through the acquisition date of July 1, 2020. For 2020 and 2019, the merger adjustments line includes $4.1 million and $32.3 million, respectively, as reductions to capital and surplus related to FLIAC’s net income and other surplus changes in each of those years. In addition to the historical balances of FLIAC that have been combined in the merger restatement, the December 31, 2019 Statement of Admitted Assets, Liabilities, Capital and Surplus includes a liability for the purchase price paid on July 1, 2020, adjusted for the 2020 pre-acquisition net income and surplus changes discussed above.

21.    Subsequent Events

The Company evaluated events subsequent to December 31, 2021 and through April 1, 2022, the date of issuance of these financial statements. There were no events occurring subsequent to the end of the year that merited recognition or disclosure in these financial statements.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplemental Schedule
Summary of Investments - Other than Investments in Related Parties
December 31, 2021
(in thousands)

	Amortized Cost	Fair Value	Amount shown in the balance sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$323,404	$305,971	$323,404
States, municipalities and political subdivisions	29,107	33,990	29,107
Foreign governments	102,825	110,796	102,825
All other corporate bonds [1]	6,508,832	7,147,171	6,489,204
Redeemable preferred stock	51,273	55,401	54,061
Total fixed maturities	7,015,441	7,653,329	6,998,601
Equity securities:
Common stock:
Industrial, miscellaneous and all other	24,112	34,209	34,209
Nonredeemable preferred stock	—	—	—
Total equity securities	24,112	34,209	34,209
Mortgage loans	568,927	580,168	568,927
Real estate, at depreciated cost	29,164	XXX	29,164
Contract loans	2,496,494	XXX	2,496,494
Other invested assets [2]	480,244	495,269	476,136
Cash and short-term investments	75,157	75,157	75,157
Receivables for securities	50,242	XXX	50,242
Total cash and invested assets	$10,739,781		$10,728,930
———————
[1] Amortized cost and fair value amounts exclude $202,116 and $210,161, respectively, of related-party bonds.
[2] Difference between amortized cost and amount on balance sheet relates to $4,109 of non-admitted other invested assets.

See accompanying independent auditors’ report.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplemental Schedule
Summary of Investments - Other than Investments in Related Parties
December 31, 2020    (continued)
(in thousands)

	Amortized Cost	Fair Value	Amount shown in the balance sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$302,316	$294,494	$302,360
States, municipalities and political subdivisions	30,490	37,150	30,490
Foreign governments	69,891	81,685	69,891
All other corporate bonds [1]	6,893,255	7,760,449	6,890,997
Redeemable preferred stock	—	—	—
Total fixed maturities	7,295,952	8,173,778	7,293,738
Equity securities:
Common stock:
Industrial, miscellaneous and all other	29,668	54,829	54,829
Nonredeemable preferred stock	66,968	73,712	66,459
Total equity securities	96,636	128,541	121,288
Mortgage loans	498,963	518,133	498,963
Real estate, at depreciated cost	31,540	XXX	31,540
Contract loans	2,472,236	XXX	2,472,236
Other invested assets [2]	425,704	439,757	421,933
Cash and short-term investments	151,011	151,040	151,011
Receivables for securities	22,085	XXX	22,085
Total cash and invested assets	$10,994,127		$11,012,794
———————
[1] Amortized cost and fair value amounts exclude $103,699 and $90,105, respectively, of related-party bonds.
[2] Difference between amortized cost and amount on balance sheet relates to $3,770 of non-admitted other invested assets.

See accompanying independent auditors’ report.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplementary Insurance Information
For the years ended December 31, 2021, 2020 and 2019
(in thousands)

	As of December 31,		For the years ended December 31,
	Future policy benefits, losses and claims	Other policy claims and benefits payable	Premium and annuity considerations	Net investment income	Benefits, claims and losses	Other operating expenses
2021:
Insurance Segment	$10,137,084	$183,115	$290,877	$670,422	$565,789	$133,797

2020:
Insurance Segment	$10,387,313	$193,607	305,951	$573,404	$570,553	$136,904

2019:
Insurance Segment	$10,664,893	$133,523	$369,123	$601,375	$600,094	$147,152

See accompanying independent auditors’ report.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplementary Schedule - Reinsurance
For the years ended December 31, 2021, 2020 and 2019
(in thousands)

	Gross amount	Reinsurance ceded	Reinsurance assumed	Net amount	Percentage of assumed to net
Life insurance in force:
2021	$33,324,834	$13,695,599	$3,033,651	$22,662,886	13%
2020	35,394,728	14,995,504	2,989,602	23,388,826	13%
2019	37,815,845	16,175,714	2,955,890	24,596,021	12%

Life insurance premiums:
2021	$365,653	$109,903	$35,127	$290,877	12%
2020	397,013	122,582	31,520	305,951	10%
2019	486,745	147,749	30,127	369,123	8%

See accompanying independent auditors’ report.

ANNUAL REPORT

FIRST INVESTORS LIFE

SEPARATE ACCOUNT E

December 31, 2021

FIRST INVESTORS LIFE

SEPARATE ACCOUNT E

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

	Goldman Sachs VIT Government Money Market	Delaware VIP Fund for Income	Delaware VIP Growth & Income	Delaware VIP Special Situations
Assets:

Investments at fair value	$3,920,111	$9,632,808	$29,492,575	$18,723,973

Total assets	$3,920,111	$9,632,808	$29,492,575	$18,723,973

Total net assets	$3,920,111	$9,632,808	$29,492,575	$18,723,973

Units outstanding	337,723	410,066	831,862	456,494

Investment shares held	3,920,111	1,502,778	872,561	513,263

Investments at cost	$3,920,111	$9,501,193	$28,078,955	$14,944,677

	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding

Separate Account E	$11.607	337,723	$23.491	410,066	$35.454	831,862	$41.017	456,494

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

SEPARATE ACCOUNT E

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

(Continued)

	Delaware VIP International	Delaware VIP Growth Equity	Delaware VIP Investment Grade	Delaware VIP Limited Duration Bond
Assets:

Investments at fair value	$11,372,812	$20,683,790	$6,413,475	$3,326,554

Total assets	$11,372,812	$20,683,790	$6,413,475	$3,326,554

Total net assets	$11,372,812	$20,683,790	$6,413,475	$3,326,554

Units outstanding	401,639	387,666	302,827	314,636

Investment shares held	572,359	785,277	593,859	351,273

Investments at cost	$11,074,880	$10,787,306	$6,386,988	$3,322,073

	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding

Separate Account E	$28.316	401,639	$53.356	387,666	$21.179	302,827	$10.573	314,636

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

SEPARATE ACCOUNT E

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

(Continued)

	Delaware VIP Opportunity	Delaware VIP Total Return	Delaware VIP Equity Income
Assets:

Investments at fair value	$21,652,633	$10,035,100	$13,061,458

Total assets	$21,652,633	$10,035,100	$13,061,458

Total net assets	$21,652,633	$10,035,100	$13,061,458

Units outstanding	757,810	539,334	388,661

Investment shares held	1,057,257	702,246	675,005

Investments at cost	$15,764,978	$8,485,342	$11,402,481

		Units		Units		Units
	Unit Value	Outstanding	Unit Value	Outstanding	Unit Value	Outstanding

Separate Account E	$28.573	757,810	$18.606	539,334	$33.606	388,661

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

SEPARATE ACCOUNT E

STATEMENTS OF OPERATIONS

For the period ended December 31, 2021

	Goldman Sachs VIT Government Money Market	Delaware VIP Fund for Income	Delaware VIP Growth & Income	Delaware VIP Special Situations

Income:

Dividends	$158	$490,882	$516,627	$153,315

Net investment income (loss)	158	490,882	516,627	153,315

Realized gains (losses) on investments

Realized gain (loss) on sale of fund shares	-	4,936	(60,657)	279,428

Realized gain distributions	-	-	-	-

Realized gain (loss)	-	4,936	(60,657)	279,428

Change in unrealized appreciation (depreciation) during the year	-	(34,557)	5,184,163	4,663,167

Net increase (decrease) in net assets from operations	$158	$461,261	$5,640,133	$5,095,910

	Delaware VIP International	Delaware VIP Growth Equity	Delaware VIP Investment Grade	Delaware VIP Limited Duration Bond

Income:

Dividends	$108,811	$5,763	$195,929	$72,774

Net investment income (loss)	108,811	5,763	195,929	72,774

Realized gains (losses) on investments

Realized gain (loss) on sale of fund shares	35,489	985,484	7,901	6,208

Realized gain distributions	230,657	810,985	208,644	-

Realized gain (loss)	266,146	1,796,469	216,545	6,208

Change in unrealized appreciation (depreciation) during the year	382,379	4,442,756	(453,035)	(101,566)

Net increase (decrease) in net assets from operations	$757,336	$6,244,988	$(40,561)	$(22,584)

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

SEPARATE ACCOUNT E

STATEMENTS OF OPERATIONS

For the period ended December 31, 2021

(Continued)

	Delaware VIP Opportunity	Delaware VIP Total Return	Delaware VIP Equity Income

Income:

Dividends	$242,552	$218,992	$222,901

Net investment income (loss)	242,552	218,992	222,901

Realized gains (losses) on investments

Realized gain (loss) on sale of fund shares	325,059	100,304	78,902

Realized gain distributions	325,502	-	-

Realized gain (loss)	650,561	100,304	78,902

Change in unrealized appreciation (depreciation) during the year	3,285,918	1,154,286	2,194,461

Net increase (decrease) in net assets from operations	$4,179,031	$1,473,582	$2,496,264

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

SEPARATE ACCOUNT E

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2021 and 2020

	Goldman Sachs VIT Government Money Market		Delaware VIP Fund for Income
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:

Net investment income (loss)	$158	$(26,090)	$490,882	$351,657

Realized gain distributions	-	-	-	-

Realized gains (losses)	-	-	4,936	(79,779)

Unrealized appreciation (depreciation) during the year	-	-	(34,557)	199,391

Net increase (decrease) in net assets from operations	158	(26,090)	461,261	471,269

Contract transactions:

Net insurance premiums from contract owners	497,128	175,202	361,382	420,338

Transfers between sub-accounts	(7,004)	164,036	717,819	(197,631)

Transfers for contract benefits and terminations	(373,279)	2,901,557	(837,915)	(533,655)

Contract maintenance charges	(159,190)	(33,124)	(312,682)	(139,870)

Transfers upon closing of sub-accounts	-	(306,685)	-	-

Net increase (decrease) in net assets resulting from contract transactions	(42,345)	2,900,986	(71,396)	(450,818)

Total increase (decrease) in net assets	(42,187)	2,874,896	389,865	20,451

Net assets at beginning of period	3,962,298	1,087,402	9,242,943	9,222,492

Net assets at end of period	$3,920,111	$3,962,298	$9,632,808	$9,242,943

	Delaware VIP Growth & Income		Delaware VIP Special Situations
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:

Net investment income (loss)	$516,627	$(5,440)	$153,315	$(82,421)

Realized gain distributions	-	6,962,982	-	1,133,411

Realized gains (losses)	(60,657)	(495,233)	279,428	(292,222)

Unrealized appreciation (depreciation) during the year	5,184,163	(7,153,895)	4,663,167	(969,943)

Net increase (decrease) in net assets from operations	5,640,133	(691,586)	5,095,910	(211,175)

Contract transactions:

Net insurance premiums from contract owners	1,470,516	1,584,680	1,354,501	1,526,195

Transfers between sub-accounts	(283,308)	148,410	(1,040,534)	178,618

Transfers for contract benefits and terminations	(2,571,380)	(1,792,820)	(1,492,587)	(834,333)

Contract maintenance charges	(957,100)	(408,997)	(616,514)	(236,714)

Transfers upon closing of sub-accounts	-	-	-	-

Net increase (decrease) in net assets resulting from contract transactions	(2,341,272)	(468,727)	(1,795,134)	633,766

Total increase (decrease) in net assets	3,298,861	(1,160,313)	3,300,776	422,591

Net assets at beginning of period	26,193,714	27,354,027	15,423,197	15,000,606

Net assets at end of period	$29,492,575	$26,193,714	$18,723,973	$15,423,197

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

SEPARATE ACCOUNT E

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2021 and 2020

(Continued)

	Delaware VIP International		Delaware VIP Growth Equity
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:

Net investment income (loss)	$108,811	$(193,790)	$5,763	$(240,479)

Realized gain distributions	230,657	2,430,550	810,985	837,644

Realized gains (losses)	35,489	(53,315)	985,484	264,915

Unrealized appreciation (depreciation) during the year	382,379	(1,689,008)	4,442,756	2,531,326

Net increase (decrease) in net assets from operations	757,336	494,437	6,244,988	3,393,406

Contract transactions:

Net insurance premiums from contract owners	751,555	859,553	1,207,840	1,330,731

Transfers between sub-accounts	643,885	5,186	(388,220)	(626,169)

Transfers for contract benefits and terminations	(1,019,400)	(525,550)	(2,005,693)	(720,362)

Contract maintenance charges	(383,044)	(169,685)	(647,946)	(248,080)

Transfers upon closing of sub-accounts	-	-	-	-

Net increase (decrease) in net assets resulting from contract transactions	(7,004)	169,504	(1,834,019)	(263,880)

Total increase (decrease) in net assets	750,332	663,941	4,410,969	3,129,526

Net assets at beginning of period	10,622,480	9,958,539	16,272,821	13,143,295

Net assets at end of period	$11,372,812	$10,622,480	$20,683,790	$16,272,821

	Delaware VIP Investment Grade		Delaware VIP Limited Duration Bond
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:

Net investment income (loss)	$195,929	$110,603	$72,774	$31,505

Realized gain distributions	208,644	140,670	-	-

Realized gains (losses)	7,901	24,038	6,208	26,312

Unrealized appreciation (depreciation) during the year	(453,035)	316,409	(101,566)	(7,182)

Net increase (decrease) in net assets from operations	(40,561)	591,720	(22,584)	50,635

Contract transactions:

Net insurance premiums from contract owners	332,840	355,601	140,003	159,565

Transfers between sub-accounts	508,149	(84,311)	299,874	414,144

Transfers for contract benefits and terminations	(686,214)	(663,594)	(404,442)	(576,231)

Contract maintenance charges	(223,324)	(118,463)	(121,538)	(62,267)

Transfers upon closing of sub-accounts	-	-	-	-

Net increase (decrease) in net assets resulting from contract transactions	(68,549)	(510,767)	(86,103)	(64,789)

Total increase (decrease) in net assets	(109,110)	80,953	(108,687)	(14,154)

Net assets at beginning of period	6,522,585	6,441,632	3,435,241	3,449,395

Net assets at end of period	$6,413,475	$6,522,585	$3,326,554	$3,435,241

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

SEPARATE ACCOUNT E

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2021 and 2020

(Continued)

	Delaware VIP Opportunity		Delaware VIP Total Return
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:

Net investment income (loss)	$242,552	$(259,234)	$218,992	$7,297

Realized gain distributions	325,502	2,448,955	-	809,525

Realized gains (losses)	325,059	8,218	100,304	(13,071)

Unrealized appreciation (depreciation) during the year	3,285,918	(534,761)	1,154,286	(891,124)

Net increase (decrease) in net assets from operations	4,179,031	1,663,178	1,473,582	(87,373)

Contract transactions:

Net insurance premiums from contract owners	1,802,471	2,039,388	494,302	576,910

Transfers between sub-accounts	(466,034)	(193,422)	81,407	206,677

Transfers for contract benefits and terminations	(1,505,659)	(930,807)	(944,547)	(518,314)

Contract maintenance charges	(719,970)	(288,907)	(330,077)	(146,267)

Transfers upon closing of sub-accounts	-	-	-	-

Net increase (decrease) in net assets resulting from contract transactions	(889,192)	626,252	(698,915)	119,006

Total increase (decrease) in net assets	3,289,839	2,289,430	774,667	31,633

Net assets at beginning of period	18,362,795	16,073,365	9,260,433	9,228,800

Net assets at end of period	$21,652,634	$18,362,795	$10,035,100	$9,260,433

	Delaware VIP Equity Income
	2021	2020
Increase (decrease) in net assets from operations:

Net investment income (loss)	$222,901	$56,196

Realized gain distributions	-	2,353,461

Realized gains (losses)	78,902	(121,459)

Unrealized appreciation (depreciation) during the year	2,194,461	(2,564,008)

Net increase (decrease) in net assets from operations	2,496,264	(275,810)

Contract transactions:

Net insurance premiums from contract owners	524,677	575,984

Transfers between sub-accounts	(74,036)	296,594

Transfers for contract benefits and terminations	(995,025)	(830,626)

Contract maintenance charges	(417,368)	(175,272)

Transfers upon closing of sub-accounts	-	-

Net increase (decrease) in net assets resulting from contract transactions	(961,752)	(133,320)

Total increase (decrease) in net assets	1,534,512	(409,130)

Net assets at beginning of period	11,526,945	11,936,075

Net assets at end of period	$13,061,457	$11,526,945

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

SEPARATE ACCOUNT E

NOTES TO FINANCIAL STATEMENTS

December 31, 2021

Note 1—Organization

First Investors Life Separate Account E (“Separate Account E”) is a separate account of Nassau Life Insurance Company (“NNY”, the “Company”, “we” or “us”). NNY is a wholly-owned subsidiary of The Nassau Companies of New York (“NCNY”), whose ultimate parent is Nassau Insurance Group Holdings G.P., LLC (“Nassau”). Founded in April 2015, Nassau is a privately held insurance and reinsurance business focused on building a franchise across the insurance value chain. NCNY is a holding company for NNY.

Separate Account E was established by Foresters Life Insurance and Annuity Company (“FLIAC”) and operates in accordance with the regulations of the New York State Department of Financial Services (the “NYDFS”). On July 1, 2020, NNY completed its acquisition of 100% of the outstanding common stock of FLIAC from The Independent Order of Foresters, after receipt of insurance regulatory approval by the NYDFS. Effective July 8, 2020, FLIAC merged into NNY pursuant to a merger agreement.

Separate Account E is registered as a unit investment trust under the Investment Company Act of 1940, as amended. Separate Account E currently consists of 11 investment options (also known as “sub-accounts”) that invest in shares of underlying mutual funds (“Funds”). Until October 4, 2019, the assets of Separate Account E were used to purchase shares of First Investors Life Series Funds, an open-end diversified management investment company registered under the 1940 Act. On October 4, 2019, each series of the First Investors Life Series Funds managed by Foresters Investment Management Company (“FIMCO”), an affiliate of FLIAC, reorganized into a substantially similar series of the Delaware VIP Trust, managed by Delaware Management Company, a series of Macquarie Investment Management Business Trust.

NNY offers a modified single premium variable life product (“SPVL”) and a variable universal life product (“VUL”) through Separate Account E. New policies of SPVL and VUL are no longer available for sale. Policyholders may continue to make additional payments under their respective Policy.

The contract holder directs the deposits into the sub-accounts that comprise Separate Account E and bears the investment risk if the sub-accounts do not meet their stated investment objectives. The sub-accounts invest in the Goldman Sachs VIT Government Money Market Fund and the following underlying Delaware VIP Fund Series portfolios: Fund for Income, Growth & Income, Special Situations, International, Growth Equity, Investment Grade, Limited Duration Bond, Opportunity, Total Return, and Equity Income.

On December 4, 2020 shares of the Delaware VIP Government Cash Management Series, the underlying portfolio for the Government Cash Management sub-account, were exchanged for shares of the Goldman Sachs VIT Government Money Market Fund with the same aggregate net asset value, and the sub-account name was changed to Goldman Sachs VIT Government Money Market. The Covered Call Strategy sub-account was closed on December 11, 2020. Shares of the Covered Call Strategy sub-account were exchanged for shares of the Goldman Sachs VIT Government Money Market sub-account with the same aggregate net asset value on the closing date.

NNY and Separate Account E are subject to regulation by the NYDFS and the U.S. Securities and Exchange Commission (“SEC”). The assets and liabilities of the Separate Account are clearly identified and distinguished from NNY’s other assets and liabilities and are legally insulated and not subject to claims against NNY’s general account assets.

FIRST INVESTORS LIFE

SEPARATE ACCOUNT E

NOTES TO FINANCIAL STATEMENTS

December 31, 2021

Note 2—Significant Accounting Policies

A.	Basis of Presentation

The financial statements of Separate Account E are presented in conformity with U.S. generally accepted accounting principles (“GAAP”) based on guidance in Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies.

B.	Fair Value Measurements

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value of investments in Separate Account E is determined using valuation techniques that maximize the use of observable inputs (Levels 1 and 2) and minimize the use of unobservable inputs (Level 3) within the fair value hierarchy established by the Financial Accounting Standards Board (“FASB”). The three levels of inputs within this hierarchy are described below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities that Separate Account E has the ability to access.

•

Level 2 – observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•

Level 3 – unobservable inputs for the asset and liability, to the extent relevant inputs are not available, representing Separate Account E’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement, which amends ASC 820 to add, remove, and modify fair value measurement disclosure requirements. The guidance is effective for all entities for fiscal years beginning after December 15, 2019. Separate Account A adopted the provisions of this guidance for its fiscal year beginning January 1, 2020 and adoption did not have an impact on the financial position, results of operations or changes in net assets of Separate Account E.

C.	Investment income

Investment income consists of dividends declared by the Fund and is recognized on the ex-dividend date. Realized gains and losses are recorded on a trade date basis. Reinvested realized gain distributions are recorded when received. Average cost is used as the basis of investments held and sold. The change in the value of the Fund is recorded as unrealized appreciation or depreciation and is included in the accompanying statement of operations.

D.	Federal Income taxes

NNY is taxed as a life insurance entity under the provisions of the Internal Revenue Code of 1986, as amended, (the “Code”) and it together with the operations of Separate Account E are included in the consolidated federal income tax return of NCNY. NCNY is no longer subject to U.S. federal income tax examination by tax authorities for years before 2016. Separate Account E is not taxed as a regulated investment company under Subchapter M of the Code. Under current provision of the Code, NNY does not expect to incur federal income taxes on the earnings of Separate Account E to the extent that the earnings are credited under the contracts. Based on this expectation, no charge is being made to Separate Account E for federal income taxes. NNY will periodically review the tax liability of Separate Account E in the event of changes in the tax law and may assess a charge in future years for any federal income taxes that would be applied against Separate Account E.

E.	Use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change, including

FIRST INVESTORS LIFE

SEPARATE ACCOUNT E

NOTES TO FINANCIAL STATEMENTS

December 31, 2021

Note 2—Significant Accounting Policies (Continued)

matters related to or impacted by the COVID-19 pandemic, such as the possibility for elevated mortality and investment market volatility. Actual results may differ from those estimates. Significant estimates used in determining insurance and contract holder liabilities, income taxes, contingencies and valuation allowances for invested assets are discussed throughout the Notes to Financial Statements.

F.	Subsequent Events

Management has evaluated subsequent events from the balance sheet date through April 6, 2022, the date that the financial statements were available to be issued.

G.	Investments

Shares of the Fund held by the sub-account of Separate Account E are valued at net asset value (“NAV”) per share of the Fund, which values the underlying investment securities at fair value on a daily basis. The NAV is a Level 1 input within the FASB fair value hierarchy since there is a readily determinable market, there are no restrictions on the Fund’s redemption and sufficient transaction volumes exists. All distributions received from the Fund are reinvested to purchase additional shares of the Fund at net asset value. Investment transactions are accounted for on a trade date basis and average cost is the basis followed in determining the cost of investments sold for financial statement purposes.

Note 3—Investments

At December 31, 2021, investments in Funds in which the sub-accounts of Separate Account E invest, were presented using the NAV of the Funds. There were no transfers between the Levels in the FASB fair value hierarchy during the year ended December 31, 2021.

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2021 were as follows:

Investment Option	Purchases	Sales

Goldman Sachs VIT Government Money Market	$447,595	$489,782

Delaware VIP Fund for Income	1,224,779	805,293

Delaware VIP Growth & Income	848,318	2,672,963

Delaware VIP Special Situations	596,226	2,238,111

Delaware VIP International	1,186,005	853,339

Delaware VIP Growth Equity	1,290,523	2,307,395

Delaware VIP Investment Grade	960,627	624,374

Delaware VIP Limited Duration Bond	384,662	397,991

Delaware VIP Opportunity	1,060,238	1,381,377

Delaware VIP Total Return	500,066	979,988

Delaware VIP Equity Income	409,231	1,147,829

Note 4—Changes in Units

The changes in units outstanding for the years ended December 31, 2021 and 2020 were as follows:

FIRST INVESTORS LIFE

SEPARATE ACCOUNT E

NOTES TO FINANCIAL STATEMENTS

December 31, 2021

Note 4—Changes in Units (Continued)

	For the period ended December 31, 2021			For the period ended December 31, 2020
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Investment Option

Goldman Sachs VIT Government Money Market	38,542	(42,197)	(3,655)	289,111	(41,863)	247,248

Delaware VIP Fund for Income	32,299	(35,235)	(2,936)	23,565	(55,400)	(31,835)

Delaware VIP Growth & Income	10,323	(80,334)	(70,011)	38,160	(73,799)	(35,639)

Delaware VIP Special Situations	11,808	(59,824)	(48,016)	65,513	(42,599)	22,914

Delaware VIP International	30,560	(30,003)	557	22,939	(24,811)	(1,872)

Delaware VIP Growth Equity	11,286	(48,132)	(36,846)	19,550	(39,074)	(19,524)

Delaware VIP Investment Grade	26,686	(29,437)	(2,751)	20,597	(52,767)	(32,170)

Delaware VIP Limited Duration Bond	29,346	(36,220)	(6,874)	77,963	(91,572)	(13,609)

Delaware VIP Opportunity	18,117	(51,695)	(33,578)	71,064	(47,238)	23,826

Delaware VIP Total Return	16,568	(56,363)	(39,795)	29,987	(33,247)	(3,260)

Delaware VIP Equity Income	6,142	(36,123)	(29,981)	21,591	(35,052)	(13,461)

Note 5—Financial Highlights

	At December 31,			For the periods ended December 31,

	Units (000’s)[1]	Unit Fair Value	Net Assets (000’s)	Investment Income Ratio[2]	Expense Ratio[3]	Total Return[4]

Goldman Sachs VIT Government Money Market 2021	338	11.607	3,920	0.01%	-	0.01%

2020	341	11.607	3,962	0.15%	-	0.17%

2019	94	11.587	1,087	1.14%	-	1.35%

2018	108	11.433	1,234	1.34%	-	1.24%

2017	80	11.292	896	0.29%	-	0.26%

Delaware VIP Fund for Income 2021	410	23.491	9,633	5.10%	-	4.88%

2020	413	22.398	9,243	5.85%	-	7.95%

2019	445	20.749	9,222	5.23%	-	12.78%

2018	457	18.398	8,408	5.09%	-	(2.58%)

2017	438	18.885	8,260	4.87%	-	6.82%

Delaware VIP Growth & Income 2021	832	35.454	29,493	1.82%	-	22.20%

2020	902	29.013	26,194	2.01%	-	(0.46%)

2019	938	29.147	27,354	1.54%	-	25.60%

2018	941	23.207	21,856	1.38%	-	(10.17%)

2017	944	25.833	24,379	1.47%	-	18.28%

Delaware VIP Special Situations 2021	456	41.017	18,724	0.86%	-	34.29%

2020	505	30.544	15,423	1.66%	-	(1.85%)

2019	482	31.119	15,001	0.67%	-	20.36%

2018	448	25.856	11,607	0.45%	-	(16.59%)

2017	387	31.001	11,984	0.85%	-	18.26%

Delaware VIP International 2021	402	28.316	11,373	0.96%	-	6.87%

2020	401	26.497	10,622	-	-	7.16%

2019	403	24.726	9,959	0.75%	-	24.91%

2018	405	19.796	8,003	0.76%	-	(12.16%)

2017	348	22.536	7,837	1.06%	-	32.96%

FIRST INVESTORS LIFE

SEPARATE ACCOUNT E

NOTES TO FINANCIAL STATEMENTS

December 31, 2021

Note 5—Financial Highlights (Continued)

	At December 31,			For the periods ended December 31,

	Units (000’s)[1]	Unit Fair Value	Net Assets (000’s)	Investment Income Ratio[2]	Expense Ratio[3]	Total Return[4]

Delaware VIP Growth Equity 2021	388	53.356	20,684	0.03%	-	39.23%

2020	425	38.321	16,273	0.40%	-	29.50%

2019	444	29.592	13,143	0.29%	-	24.35%

2018	414	23.797	9,853	0.31%	-	(3.79%)

2017	359	24.735	8,877	0.48%	-	32.80%

Delaware VIP Investment Grade 2021	303	21.179	6,413	3.03%	-	(0.72%)

2020	306	21.333	6,523	3.58%	-	11.91%

2019	338	19.062	6,442	3.69%	-	12.62%

2018	346	16.926	5,858	3.78%	-	(2.03%)

2017	345	17.276	5,945	3.76%	-	4.72%

Delaware VIP Limited Duration Bond 2021	315	10.573	3,327	2.13%	-	(0.68%)

2020	322	10.645	3,435	2.75%	-	3.79%

2019	335	10.256	3,449	0.63%	-	4.09%

2018	345	9.853	3,414	1.62%	-	(0.22%)

2017	53	9.875	522	1.62%	-	1.25%

Delaware VIP Opportunity 2021	758	28.573	21,653	1.17%	-	23.13%

2020	791	23.206	18,363	0.67%	-	10.80%

2019	768	20.944	16,073	1.18%	-	30.11%

2018	718	16.097	11,554	0.50%	-	(15.38%)

2017	601	19.023	11,426	0.58%	-	19.00%

Delaware VIP Total Return 2021	539	18.606	10,035	2.25%	-	16.37%

2020	579	15.990	9,260	2.09%	-	0.91%

2019	582	15.846	9,229	1.87%	-	18.88%

2018	579	13.329	7,723	1.61%	-	(7.65%)

2017	505	14.434	7,291	1.51%	-	11.75%

Delaware VIP Equity Income 2021	389	33.606	13,061	1.77%	-	22.20%

2020	419	27.501	11,527	2.47%	-	(0.33%)

2019	432	27.591	11,936	2.90%	-	22.71%

2018	430	22.485	9,686	1.79%	-	(8.42%)

2017	423	24.551	10,381	1.83%	-	15.52%

1. These units include units held for certain direct charges to contract owner accounts through the redemption of units.

2. These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, divided by the average net assets. These ratios exclude those expenses, such as the separate account charge, that are assessed against contract owner accounts either through reductions in unit values or redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

3. These amounts represent the annualized contract expenses of the separate account for the periods indicated. There are no expenses that result in a direct reduction in unit value. Charges made directly to contract owner accounts through redemption of units and expenses of the underlying fund have been excluded.

FIRST INVESTORS LIFE

SEPARATE ACCOUNT E

NOTES TO FINANCIAL STATEMENTS

December 31, 2021

Note 5—Financial Highlights (Continued)

4. These amounts represent the total return for the periods indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

Note 6—Separate Account Charge and Deductions

In consideration for its assumption of the mortality and expense risks connected with the SPVL and VUL contracts, NNY computes the charge at an effective annual rate of 1.75% and 0.50%, respectively, of the Sub-account Accumulation Value. This deduction is assessed through a reduction of units.

Separate Account E is also charged monthly by NNY for the cost of insurance protection. This amount varies with the age and sex of the insured and the net amount of insurance at risk and is assessed through the redemption of units on the anniversary date of the policy.

Optional insurance riders available under VUL contracts carry an additional charge. With the exception of the Children’s Term Rider, this amount varies with the age and sex of the insured and is assessed through the redemption of units on each monthly deduction date following election of the rider. The Children’s Term Rider is $0.464 per $1,000 of coverage.

A monthly policy charge of $10 is deducted from the accumulation value of VUL contracts and is assessed through the redemption of units.

A face amount charge is also deducted monthly from the accumulation value of VUL contracts. This charge is calculated based upon each $1,000 of face amount and may vary with the age and sex of the insured. It is assessed through the redemption of units.

KPMG LLP

One Financial Plaza

755 Main Street

Hartford, CT 06103

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Nassau Life Insurance Company

and Contract Owners of First Investors Life Separate Account E:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the sub-accounts listed in the Appendix that comprise First Investors Life Separate Account E (collectively, the Separate Account) as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes including the financial highlights in Note 5 for each of the years in the five-year period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each sub-account as of December 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with the transfer agent of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more of the Nassau Insurance Group Holdings’ separate accounts since 2015.

Hartford, Connecticut

April 6, 2022

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

       KPMG International Limited, a private English company limited by guarantee.

Appendix

Goldman Sachs VIT Government Money Market

Delaware VIP Fund for Income

Delaware VIP Growth & Income

Delaware VIP Special Situations

Delaware VIP International

Delaware VIP Growth Equity

Delaware VIP Investment Grade

Delaware VIP Limited Duration Bond

Delaware VIP Opportunity

Delaware VIP Total Return

Delaware VIP Equity Income

Nassau Life Insurance Company

PO Box 22012

Albany, NY 12201-2012

1851 Securities, Inc.

One American Row

Hartford, Connecticut 06102

Underwriter

Independent Registered Public Accounting Firm

KPMG LLP

1 Financial Plaza 755 Main Street, 11th Floor

Hartford, CT 06103

Nassau Life Insurance Company

PO Box 22012

Albany, NY 12201-2012

Not insured by FDIC/NCUSIF or any federal government agency.

No bank guarantee. Not a deposit. May lose value.

Nassau Life Insurance Company

A member of The Nassau Companies of New York

www.nfg.com

OL4258 © 2020 The Nassau Companies of New York	12-21

PART C

OTHER INFORMATION

Item 30. Exhibits

(a)	Resolution of the Board of Directors of First Investors Life Insurance Company establishing First Investors Life Separate Account E (the “Separate Account” or the “Registrant”).[1]

(b)	Not applicable.

(c)	Underwriting and distribution contracts:

(1)	Underwriting Agreement between First Investors Life Insurance Company, the Separate Account and First Investors Corporation.[2]

(2)	Underwriting Agreement between Foresters Life Insurance and Annuity Company, the Separate Account and 1851 Securities, Inc.[4]

(3)	Broker-Dealer and General Agent Sales Agreement between Foresters Financial Services, Inc., Foresters Life Insurance and Annuity Company and Cetera Investment Services LLC.[4]

(d)	Specimen Variable Universal Life Policy issued by First Investors Life Insurance Company for participation in the Separate Account.[1]

(e)	Form of application used with contracts provided in response to (d) above.[1]

(f)	Depositor instrument of organization and by-laws:

(1)	Certificate of Incorporation of Nassau Life Insurance Company (“NNY” or the “Depositor”).[4]

(2)	By-laws of NNY.[4]

(3)	Resolutions of the Board of Directors of NNY approving the merger of Foresters Life Insurance and Annuity Company with and into NNY.[4]

(g)	Not applicable.

(h)	(1) Fund Participation Agreement between Foresters Life Insurance and Annuity Company, the Separate Account and Delaware VIP® Trust (including Rule 22c-2 shareholder information agreement).[4]

(2) Fund Participation Agreement between NNY, the Separate Account and Goldman Sachs Variable Insurance Trust (including Rule 22c-2 shareholder information agreement).[5]

(i)	(1) Administrative Services Agreement between NNY (formerly Phoenix Life Insurance Company) and Nassau Companies of New York (formerly The Phoenix Companies, Inc.).[4]

(2) Unit Value Calculation – Administration Agreement between NNY and The Bank of New York Mellon, filed herewith.

(j)	None.

(k)	Opinion and consent of counsel.[4]

(l)	Not applicable.

(m)	Not applicable.

(n)	Consents of Independent Registered Public Accounting Firm, filed herewith.

(o)	Not applicable.

(p)	Not applicable.

(q)	Memorandum Regarding Issuance, Transfer and Redemption Procedures pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940.[3]

(r)	Not applicable.

(s)	Powers of attorney for Phillip Gass, Thomas Williams, David Monroe, Leanne Bell, Kevin Gregson, Thomas Buckingham, Diana Piquette and Leland Launer, filed herewith.

[1]	Incorporated herein by reference to the initial Registration Statement on Form N-6 (File Nos. 333-123756; 811-21742) filed by the Registrant on April 1, 2005.

[2]	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6 (File Nos. 333-191937; 811-21742) filed by the Registrant on March 14, 2014.

[3]	Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-6 (File Nos. 333-123756; 811-21742) filed by the Registrant on April 26, 2018.

[4]	Incorporated herein by reference to the initial Registration Statement on Form N-6 (File Nos. 333-239746, 811-21742) filed by the Registrant on July 8, 2020.

[5]	Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 (File Nos. 333-239746, 811-21742) filed by the Registrant on April 30, 2021.

Item 31. Directors and Officers of the Depositor

The following are the directors and officers of NNY. Unless otherwise noted, each director’s and officer’s principal business address is One American Row, Hartford, CT 06103.

Name	Positions and Offices with Depositor
Phillip Gass	President, Chief Executive Officer and Director

Thomas Buckingham	Vice President, Chief Product and Service Officer and Director

Kostas Cheliotis	Vice President, General Counsel, Secretary and Director

David Czerniecki	Vice President, Chief Investment Officer

Thomas Williams	Director

Leanne Bell	Director

Kevin Gregson	Director

Leland Launer	Director

Diana Piquette	Vice President, Chief Financial Officer and Treasurer

Jacqueline Bamman	Vice President and Chief People Officer

Justin Banulski	Vice President, Investment Accounting

Dana Battiston	Vice President and Actuary

Jan Buchsbaum	Vice President, Life and Annuity Product Development

Olga Buland	Vice President

Sam S.F. Caligiuri	Vice President, Assistant Secretary and Chief Compliance Officer

Steve L. Carlton	Vice President

Michael Donovan	Vice President and Chief Actuary

David Monroe	Vice President and Chief Accounting Officer

John Murphy	Vice President and Corporate Auditor

Vernon Young	Vice President and Group Chief Risk Officer

Susan Zophy	Vice President, Chief Servcie Officer

Paul Tyler	Chief Marketing Officer

Susan L. Guazzelli	Assistant Treasurer

Ping Shao	Anti-Money Laundering Officer

Barry Stopler	Assistant Treasurer

Item 32. Persons Controlled by or Under Common Control with the Depositor or Registrant

The Registrant is a separate account of NNY, a stock life insurance company incorporated under the laws of the State of New York. NNY is an indirect subsidiary of Nassau Financial Group L.P. An organization chart of Nassau Financial Group L.P. is set forth below.

Nassau Financial Group L.P. (Cayman) (Individuals) [Contract]

    Nassau Financial Group L.P. (Cayman) [Contract]

        Nassau Asset Management LLC (Delaware) [100%]

            Nassau CorAmerica LLC (Delaware) [100%]

                Nassau CorAmerica Loan Company LLC (Delaware) [100%]

                Nassau CorAmerica Advisors LLC (Delaware) [100%]

            Nassau Corporate Credit LLC (Delaware) [100%]

                NCC CLO Manager LLC (Delaware) [100%]

                NCC Management LLC (Delaware) [100%]

                Nassau Private Credit LLC (Delaware) [100%]

                Nassau Private Credit GP LLC (Delaware) [100%]

                    Nassau Private Credit Onshore Fund LP (Delaware) [Contract]

                    Nassau Private Credit Master Fund LP (Kentucky) [Contract]

                    Nassau Private Credit Offshore Fund LP (Kentucky) [Contract]

                NPC SGP LLC (Delaware) [100%]

              Nassau NCC Blocker (UK) Ltd. (Cayman) [100%]

              NCC Management (UK) Ltd. (Great Britain) [100%]

                  Nassau Corporate Credit (UK) LLP (Great Britain0 [99%]

          Nassau Alternative Investments LLC (Delaware) [100%]

          NAMCO Services LLC (Delaware) [100%]

      Nassau Distribution Holdco, LLC

      NSRE Saybrus Holdings, LLC (Delaware) [100%]

      Nassau Insurance Group Holdings GP, LLC (Delaware) [Contract]

          Nassau Insurance Group Holdings, L.P. (Delaware) [Contract]

              Nassau Re/Imagine LLC

              The Nassau Companies (Delaware) [100%]

Nassau Life and Annuity Company (Connecticut) [100%]

Lynbrook Re, Inc. (Vermont) [100%]

Nassau Life Insurance Company of Kansas (Kansas) [100%]

Sunrise Re, Inc. (Vermont) [100%]

The Nassau Companies of New York (Delaware) [100%]

Nassau CLO SPV-I LLC (Delaware) [56%] (2)

Nassau CLO SPV-II LLC (Delaware) [54.34%] (3)

Nassau Employee Co-Invest Fund I LLC (Delaware) [51%] (4)

Nassau Life Insurance Company [100%]

PM Holdings, Inc. (Connecticut) [100%]

Phoenix Founders, Inc. (Connecticut) [100%]

Nassau 2019 CFO LLC (Delaware) [76.73%] (5)

Nassau 2019 CFO Fund LLC (Delaware) [100%]

Foresters Financial Holding Company, Inc.(DE) [100%]

Nassau Reinsurance LLC (Delaware) [100%]

NSRE BD Holdco LLC (Delaware) [100%]

1851 Securities, Inc. (Delaware) [100%]

Nassau Cayman Brac Holding Company (Delaware). [100%]

Item 33. Indemnification

Section 6.1 of the By-laws of NNY provides as follows:

To the full extent permitted by the laws of the State of New York, NNY shall indemnify any person made or threatened to be made a party to any action, proceeding or investigation, whether civil or criminal, by reason of the fact that such person, or such person’s testator or intestate:

(1)	is or was a director, officer or employees of the company; or

(2)

serves or served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity at the request of the company, and at the time of such services, was a director, officer or employee of the company against judgements, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with or as a result of such action, proceeding or investigation, or any appeal therein.

Subject to applicable law, the indemnification provided in this Article VI shall not be deemed to be exclusive of any other rights to which a director, officer or employee of the company seeking indemnification may be entitled.

In addition, the directors and officers of the company are insured against certain liabilities arising out of their conduct in such capacities. The coverage is subject to certain terms and conditions and to the specified coverage limit set forth in the applicable policies.

Under the terms of the underwriting agreement between NNY and 1851 Securities, Inc., NNY will indemnify and hold harmless 1851 Securities, Inc. for any expenses, losses, claims, damages or liabilities (including attorney fees) incurred by reason of any material misrepresentation or omission in a registration statement or prospectus for a variable insurance product for which 1851 Securities, Inc. serves as principal underwriter; provided, however, NNY shall not be required to indemnify for any expenses, losses, claims, damages or liabilities which have resulted from the negligence, misconduct or wrongful act of 1851 Securities, Inc.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 34. Principal Underwriters

(a)

1851 Securities, Inc. is the principal underwriter for the policies supported by the Registrant. 1851 Securities, Inc. acts as principal underwriter for the following investment companies (including the Registrant): First Investors Life Variable Annuity Fund C, First Investors Life Variable Annuity Fund D, First Investors Life Level Premium Variable Life Insurance (Separate Account B); First Investors Life Separate Account E, and First Investors Life Variable Annuity Fund A; Nassau Life Separate Account C; Nassau Life Separate Account D; Nassau Life Variable Accumulation Account; Nassau Life Variable Universal Life Account; PHL Variable Accumulation Account; PHL Variable Accumulation Account II; PHLVIC Variable Universal Life Account; and Nassau Life and Annuity Variable Universal Life Account. These investment companies are separate accounts of NNY or affiliates thereof. 1851 Securities, Inc. does not serve as depositor, sponsor or investment adviser to any investment companies.

(b)	The following are the directors and officers of 1851 Securities, Inc. Unless otherwise noted, each director’s and officer’s business address is One American Row, Hartford, CT 06103.

Name	Positions and Offices with Principal Underwriter
Stephen Anderson	President & CEO, Chief Compliance Officer and Director

Thomas Buckingham	Chairperson and Director

Susan Guazzelli	Second Vice President, Treasurer and Director

Hayley Maldonado	Secretary and Director

Peter Hosner, Jr.	Chief Financial Officer

(c)

The following commissions and other compensation were received by 1851 Securities Inc., the principal underwriter for the policies supported by the Registrant, from the Registrant during the Registrant’s last fiscal year (all such compensation was paid by NNY):

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
1851 Securities, Inc.	None	None	None	None

Item 35. Location of Accounts and Records

The accounts, books and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are maintained by NNY at One American Row, Hartford, Connecticut 06103.

Item 36. Management Services

Not applicable.

Item 37. Fee Representation

NNY represents that the fees and charges deducted under the policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NNY under the policies.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut on this 29th day of April, 2022.

FIRST INVESTORS LIFE SEPARATE ACCOUNT E
(Registrant)

By:	/s/ Phillip Gass
Phillip Gass*
President and Chief Executive Officer
Nassau Life Insurance Company

NASSAU LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ Phillip Gass
Phillip Gass*
President and Chief Executive Officer
Nassau Life Insurance Company

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
/s/ Phillip Gass	President, Chief Executive Officer	April 29, 2022
Phillip Gass*	and Director

/s/ Diana Piquette	Chief Financial Officer,	April 29, 2022
Diana Piquette*	Vice President and Treasurer

/s/ David Monroe	Chief Accounting Officer	April 29, 2022
David Monroe*	and Vice President

/s/ Leanne Bell	Director	April 29, 2022
Leanne Bell*

/s/ Kevin Gregson	Director	April 29, 2022
Kevin Gregson*

/s/ Thomas Williams	Director	April 29, 2022
Thomas Williams*

/s/ Leland Launer	Director	April 29, 2022
Leland Launer*

/s/ Thomas Buckingham	Vice President, Chief Product	April 29, 2022
Thomas Buckingham*	and Service Officer and Director

/s/ Kostas Cheliotis	Vice President, General Counsel,	April 29, 2022
Kostas Cheliotis *By: /s/ Kostas Cheliotis	Secretary and Director
Kostas Cheliotis (Attorney-in-Fact pursuant to powers of attorney filed herewith) Date: April 29, 2022

INDEX OF EXHIBITS

Exhibit Number	Description

(i)(2)	Unit Value Calculation – Administration Agreement between NNY and The Bank of New York Mellon

(n)	Consents of Independent Registered Public Accounting Firm

(s)	Powers of attorney for Phillip Gass, Thomas Williams, David Monroe, Leanne Bell, Kevin Gregson, Thomas Buckingham, Diana Piquette and Leland Launer